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Exhibit 10.68

PURCHASE AGREEMENT
(AIRCRAFT NO. 1)

        THIS PURCHASE AGREEMENT (AIRCRAFT NO. 1) (this "Agreement") is entered into as of the 14th day of October, 2011, among WILMINGTON TRUST COMPANY, a Delaware trust company, not in its individual capacity, but solely as Owner Trustee (in such capacity, "Purchaser") for the benefit of HKAC LEASING LIMITED, a private Irish limited company ("Owner Participant"), OWNER PARTICIPANT, and HAWAIIAN AIRLINES, INC., a Delaware corporation ("Seller").

        WHEREAS, Seller and Airbus S.A.S. ("Airbus") entered into that certain Airbus A330/A350 XWB Purchase Agreement, dated as of January 31, 2008, as amended from time to time (the "Airbus Purchase Agreement"), pursuant to which Seller, as purchaser thereunder, has agreed to purchase from Airbus, as seller thereunder, certain Airbus aircraft and related goods and services including, among other things, the Aircraft (as hereinafter defined);

        WHEREAS, Seller wishes to assign to Purchaser, on the terms and conditions set forth herein, Seller's right to accept delivery of, purchase and take title to the Aircraft and the Airframe Warranties under the Airbus Purchase Agreement and the Engine Warranties under the TCA (collectively, the "Assigned Property");

        WHEREAS, in consideration of the assignment to Purchaser of the Assigned Property, Purchaser is willing to assume Seller's obligation to pay the Purchase Price with respect to the Aircraft to Airbus under the Airbus Purchase Agreement on the terms and subject to the conditions set forth herein; and

        WHEREAS, concurrent with the assignment of the Assigned Property and the payment of the Purchase Price to Airbus, Purchaser shall lease the Aircraft to Seller, and Seller shall lease the Aircraft from Purchaser subject to the terms of the Operating Lease Agreement (Aircraft No. 1) among Purchaser, as lessor, Seller, as lessee, and Owner Participant, as owner participant, to be entered into concurrently herewith substantially in the form attached as Exhibit A hereto (the "Lease Agreement").

        NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, Owner Participant, Seller and Purchaser agree as follows:

        Section 1.    Definitions.    In this Agreement, unless the contrary intention is stated, a reference to: (i) words importing the plural shall include the singular and vice versa; and (ii) any document shall include that document as amended, novated, assigned, or supplemented. Capitalized terms used but not defined in this Agreement shall have the meaning ascribed to them in the Lease Agreement (as hereinafter defined).

        "Acceptance Certificate" means a certificate of acceptance for the Aircraft in the form attached as Schedule 2 to the Purchase Agreement Assignment.

        "Agreement" has the meaning set forth in the preamble.

        "Airbus" has the meaning set forth in the preamble.

        "Airbus Consent" means the consent and agreement among Seller, Purchaser and Airbus to be entered into on or about the Delivery Date, in substantially the form attached as Schedule 3 to the Purchase Agreement Assignment.

        "Airbus Purchase Agreement" has the meaning set forth in the preamble.

        "Aircraft" means, collectively, the Airframe and the Engines attached thereto, as more fully described in the Acceptance Certificate [**], together where the context permits, references to the "Aircraft" shall include a separate reference to the Airframe, all Engines, Parts, components and systems thereof, the equipment installed thereon including but not limited to the BFE, and the Maintenance Manuals and Technical Records. For the avoidance of doubt, the Aircraft excludes the LDMCR, title to which shall be retained by Seller, provided that the LDMCR shall be installed on the Aircraft at Delivery.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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        "Airframe" means: (a) the Airbus A330-200 airframe more fully described in the Acceptance Certificate; (b) any and all Parts incorporated or installed in or attached to such airframe at Delivery; and (c) the BFE, if any.

        "Airframe Warranties" means the warranty rights in respect of the Airframe given by Airbus to Seller pursuant to [**] the Airbus Purchase Agreement, as are and remain available on Delivery Date, a true, correct and complete copy of which shall be attached to the Airbus Consent and which comprises all of the assignable warranty rights in respect of the Airframe given to Seller.

        "Assigned Property" has the meaning set forth in the preamble.

        "Delivery" means the delivery of (a) title to the Aircraft from Airbus to Purchaser pursuant to the Purchase Agreement Assignment and (b) possession of the Aircraft from Purchaser to Seller in accordance with the terms and conditions of the Lease Agreement.

        "Delivery Date" means the date of Delivery.

        "Delivery Location" has the meaning set forth in Section 4.

        "Engine" means each of the Rolls-Royce Trent Model 772B-60 EP engines more fully described in the Acceptance Certificate and any and all Parts incorporated or installed in or attached to such Engine at Delivery.

        "Engine Warranties" means the warranty rights in respect of the Engines given by Rolls-Royce to Seller pursuant to [**] the TCA.

        "Lease Agreement" has the meaning set forth in the preamble.

        "Owner Participant" has the meaning set forth in the preamble.

        "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Government Entity or other entity of whatever nature.

        "Purchase Agreement Assignment" means the aircraft purchase agreement assignment between Seller and Purchaser to be entered into after the date hereof, in substantially the form attached as Exhibit B hereto.

        "Purchaser" has the meaning set forth in the preamble.

        "Purchase Price" has the meaning set forth on Schedule 1 attached hereto.

        "Related Airbus Consent" means the consent and agreement among Seller, Purchaser or an Affiliate of Purchaser and Airbus, to be dated on or prior to the Delivery Date, in substantially the form attached as Schedule 3 to each Related Purchase Agreement Assignment.

        "Related Aircraft" means the two Airbus A330-200 model aircraft, together with the two Rolls-Royce Trent 772B-60 engines to be installed thereon at delivery thereof, to be purchased by Seller under the Airbus Purchase Agreement [**] and which purchase rights are being assigned to Purchaser or an Affiliate of Purchaser concurrently herewith pursuant to the Related Purchase Agreements.

        "Related Lease Agreements" means each of the lease agreements executed concurrently herewith between Seller, as lessee, and Purchaser or an Affiliate of Purchaser, as lessor, and Owner Participant or an Affiliate of Owner Participant, as owner participant, in respect of the Related Aircraft.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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        "Related Purchase Agreement" means each of the purchase agreements executed concurrently herewith between Seller, as seller, Purchaser or an Affiliate of Purchaser, as purchaser, Owner Participant or an Affiliate of Owner Participant, as owner participant, in respect of the Related Aircraft.

        "Related Purchase Agreement Assignment" means each of the purchase agreement assignments to be entered into after the date hereof among Seller, as assignor, Purchaser or an Affiliate of Purchaser, as assignee, and Owner Participant or an Affiliate of Owner Participant, as owner participant, in respect of the Related Aircraft.

        "Rolls-Royce" means Rolls-Royce plc.

        "Seller" has the meaning set forth in the preamble.

        "Warranties" means the Airframe Warranties and the Engine Warranties.

        Section 2.    Sale and Purchase of the Aircraft.    Subject to the terms and conditions hereof, on the Delivery Date (a) Seller agrees to (i) assign to Purchaser the Assigned Property pursuant to the Purchase Agreement Assignment and (ii) lease from Purchaser the Aircraft pursuant to the Lease Agreement and (b) Purchaser agrees to (i) purchase the Assigned Property and pay the Purchase Price to Airbus with respect to the Aircraft and accept the assignment of Warranties from Seller and (ii) lease the Aircraft to Seller pursuant to the Lease Agreement.

        Section 3.    Consideration for the Sale.    At Delivery, in consideration for Seller's assignment of the Assigned Property to Purchaser pursuant to the Purchase Agreement Assignment and Seller's lease of the Aircraft from Purchaser pursuant to the Lease Agreement as contemplated in Section 2 hereof (subject to the satisfaction or written waiver by the Purchaser of the conditions precedent set forth in Section 9 hereof), Purchaser shall pay to Airbus at such account as Airbus or Seller shall advise to Purchaser in writing no less than two Business Days prior to Delivery, the Purchase Price in full for the Assigned Property.

        Section 4.    Delivery.    Delivery shall take place in Toulouse, France (the "Delivery Location") on the Delivery Date.

          4.01    Condition.    The Aircraft shall be delivered to the Purchaser hereunder factory new from Airbus in the Airbus Aircraft Specification and in accordance with Schedule 1 to the Lease Agreement and evidence thereof (or waiver thereof by Purchaser) shall be conclusively demonstrated by Purchaser's execution of the Lease Supplement and Seller's execution of the Acceptance Certificate (as Purchaser's agent pursuant to the Purchase Agreement Assignment) on the Delivery Date (subject to any discrepancies that Airbus, Seller and Purchaser agree are inconsistent with the requirements of the Airbus Purchase Agreement and this Agreement and are listed by Seller and Airbus in the Acceptance Certificate and by Seller and Purchaser in the schedule to the Lease Supplement for correction by the Airbus subsequent to delivery of the Aircraft). Seller shall use commercially reasonable efforts to cause Airbus to permit Purchaser or its authorized representatives to observe Airbus' technical acceptance process for the Aircraft and to attend and observe the acceptance tests and inspections of the Aircraft contemplated by the Airbus Purchase Agreement.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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          4.02    Obligation to Purchase.    Purchaser's obligation to purchase the Assigned Property is subject to and expressly conditions upon, Seller satisfying all of its obligations under the Lease Agreement other than accepting Delivery of the Aircraft from Purchaser on the Delivery Date under the Lease Agreement (which acceptance shall be taken to occur simultaneously with such Delivery).

          4.03    Event of Loss.    If an Event of Loss with respect to the Aircraft occurs prior to the Scheduled Delivery Date, Seller will notify Purchaser promptly following receipt of notice from Airbus and, unless Airbus has notified Seller of a new Delivery Date that is before the Longstop Date, this Agreement shall automatically terminate whereupon neither party will have any further liability to the other except that Purchaser will return to Seller the Security Deposit or Security Deposit LC (if previously paid or delivered to Purchaser), as applicable, in accordance with Section 5.5(b) of the Lease Agreement and any prepaid Rent, in each case, without deduction for any costs and expenses. If after an Event of Loss with respect to the Aircraft prior to Delivery, Airbus advises Lessee of a new Scheduled Delivery Date prior to the Longstop Date, such new date shall be the Scheduled Delivery Date and this Agreement shall continue in full force and effect.

          4.04    Default Prior to Delivery.    If, prior to the Delivery Date, (a) any of Purchaser, Owner Participant or their respective Affiliates shall default on any of its obligations under a Related Purchase Agreement, Related Purchase Agreement Assignment or a Related Lease Agreement, including, without limitation, their obligation to purchase the applicable Related Aircraft from Airbus or to lease the applicable Related Aircraft to Seller, then Seller may terminate this Agreement and each other Operative Document immediately upon providing written notice to Purchaser, (b) Airbus terminates the Airbus Purchase Agreement in its entirety or with respect to the Aircraft, then Seller may terminate this Agreement and each other Operative Document immediately upon providing written notice to Purchaser, or (c) if (i) a Lease Default under Section 10.1(a) of a Related Lease Agreement has occurred, (ii) a Lease Event of Default has occurred under any Related Lease Agreement, (iii) Seller fails to take delivery of a Related Aircraft in breach of the terms hereof and of the applicable Related Lease Agreement after such Related Aircraft has been tendered for delivery in accordance with the terms thereof, or (iv) Purchaser terminates the Lease Agreement for any other reason in accordance with the terms thereof, then Purchaser may terminate this Agreement and each other Operative Document immediately upon providing written notice to Seller.

          4.05    Insolvency Event Termination.    In the event that Airbus ceases to do business or commences any process of liquidating all or substantially all of its assets and Seller terminates the Airbus Purchase Agreement in its entirety or with respect to the Aircraft in accordance with the terms thereof, then either Seller or Purchaser may terminate this Agreement and all other Operative Documents by written notice to the other whereupon none of the parties will have any further liability to the other except that Purchaser will return to Seller the Security Deposit or Security Deposit LC (if previously paid or delivered to Purchaser), as applicable, in accordance with Section 5.5(b) of the Lease Agreement and any prepaid Rent, in each case, without deduction for any costs and expenses.

        Section 5.    Representations and Warranties of Seller.    Seller represents and warrants to Purchaser and Owner Participant, as of the date hereof and as of Delivery, as follows:

          5.01    Ownership.    Seller is the sole legal and beneficial owner of the Assigned Property.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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          5.02    No Liens.    There are no Liens over and Seller will not create or allow to subsist any Lien over the whole or any part of the Assigned Property other than in accordance with this Agreement or the other Operative Documents and the Assigned Property is free and clear of all Liens other than Lessor Liens.

          5.03    Warranties.    The Warranties are in full force and effect and are enforceable in accordance with their terms and at Delivery (i) there will be annexed to the Airbus Consent a true correct and complete copy of the Airframe Warranties and (ii) Seller will, or will cause Rolls-Royce to, deliver a true correct and complete copy of the Engine Warranties to Purchaser.

          5.04    Airbus Purchase Agreement.    The Airbus Purchase Agreement is in full force and effect and is enforceable in accordance with its terms, and neither Seller, nor to Seller's knowledge, Airbus is in default under the Airbus Purchase Agreement.

        Section 6.    Seller Covenants.    Seller covenants to Purchaser and Owner Participant as follows:

          6.01    No Amendment or Termination.    Seller has not and will not enter into any agreement with Airbus which would substantially amend, modify, rescind or terminate the Airbus Purchase Agreement in respect of the Aircraft without the prior written consent of Purchaser, including any change to the Scheduled Delivery Month, other than to order additional parts, equipment or furnishings for the Aircraft that would not materially affect the marketability, value or utility of the Aircraft.

          6.02    Performance.    Seller has performed and will perform all of its duties and obligations under the Airbus Purchase Agreement (other than with respect to the payment of the Purchase Price).

          6.03    Closing.    Seller shall use all reasonable efforts to fulfill or obtain the fulfillment of conditions set forth herein as they relate to Seller on or prior to the Delivery Date.

          6.04    No Amendment of Warranties.    Seller will not amend or consent to any amendment of the Warranties without the prior written consent of Purchaser.

        Section 7.    Representations and Warranties of Purchaser.    Purchaser represents and warrants to Seller, as of the date hereof and as of Delivery, as follows:

          7.01    Sophisticated Investor.    Purchaser (i) is a sophisticated entity with respect to the purchase of the Aircraft or is being advised by such a Person, (ii) is able to bear the economic risk associated with the purchase of the Aircraft, (iii) has such knowledge and experience, and has made investments of a similar nature, so as to be aware of the risks and uncertainties inherent in the purchase of rights and assumption of liabilities of the type contemplated in this Agreement or is being advised by a Person with such knowledge and experience, and (iv) has independently and without reliance upon Seller, and based on such information as Purchaser has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that Purchaser has relied upon Seller's express representations, warranties, covenants, agreements and indemnities in this Agreement. Purchaser acknowledges that Seller has not given Purchaser any investment advice, credit information or opinion on whether the purchase of the Aircraft is prudent.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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          7.02    No Breach.    Upon execution of the Purchase Agreement Assignment, Purchaser will not be in breach of its obligations thereunder.

        Section 8.    Purchaser Covenants.    Purchaser covenants to Seller as follows:

          8.01    Prospective International Interests.    Purchaser shall not (and shall not permit any Financier or Security Trustee to) register any interests in the Airframe or any Engine at the International Registry prior to Delivery of the Aircraft.

          8.02    Closing.    Purchaser shall use all reasonable efforts to fulfill or obtain the fulfillment of conditions set forth herein as they relate to Purchaser on or prior to the applicable Delivery Date.

        Section 9.    Conditions Precedent to the Obligation of Purchaser to Purchase the Aircraft.    The obligation of Purchaser to purchase the Assigned Property and pay the Purchase Price to Airbus on the Delivery Date is subject to the fulfillment on or prior to Delivery of the following conditions, any one or more of which may be waived by Purchaser in writing:

          9.01    Representations, Warranties and Covenants.    The representations and warranties of Seller contained in this Agreement shall be true in all material respects on and as of Delivery with the same force and effect as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date). Seller shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by Seller, on or prior to Delivery.

          9.02    Delivery of Documents.    The following documents shall have been delivered to Purchaser:

          (a)   a copy of the Acceptance Certificate, executed by Seller, as agent for Purchaser pursuant to the Purchase Agreement Assignment;

          (b)   a copy of the Engine Warranties, certified by an officer of Seller as being a true, correct and complete copy of such Engine Warranties; and

          (c)   all other agreements, instruments, certificates and other documents reasonably requested by Purchaser prior to Delivery to effect the transactions contemplated by this Agreement.

          9.03    Liens.    The Aircraft shall be free and clear of all Liens other than Lessor Liens.

          9.04    Airbus Purchase Agreement.    All conditions precedent under the Airbus Purchase Agreement and the Purchase Agreement Assignment (other than the payment of the Purchase Price to Airbus) to Airbus' obligation to deliver title to the Aircraft to Purchaser, including the payment of any pre-delivery payments required in respect of the Aircraft, shall have been satisfied and Purchaser shall have received evidence satisfactory to it that all such conditions precedent have been satisfied.

          9.05    Lease Agreement.    All conditions precedent to Purchaser's obligation to the lease of the Aircraft to Seller under the Lease Agreement shall have been satisfied or waived or deferred by Purchaser in its discretion.

          9.06    Delivery.    Airbus shall have tendered the Aircraft for Delivery at the Delivery Location in the condition required under the Airbus Purchase Agreement and Lease Agreement.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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        Section 10.    Conditions Precedent to the Obligation of Seller to Close.    The obligation of Seller to assign the Assigned Property to Purchaser pursuant to this Agreement and the Purchase Agreement Assignment is subject to the fulfillment on or prior to Delivery of the following conditions, any one or more of which may be waived by Seller in writing:

          10.01    Representations, Warranties and Covenants.    The representations and warranties of Purchaser contained in this Agreement shall be true in all material respects on and as of Delivery with the same force and effect as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date). Purchaser and Owner Participant shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by Purchaser and Owner Participant, as applicable, on or prior to Delivery.

          10.02    Delivery of Funds and Documents.    The Purchase Price shall have been paid by, or on behalf of, Purchaser to Airbus in immediately available funds; and all other agreements, instruments, certificates and other documents reasonably requested by Seller prior to Delivery to effect the transactions contemplated by this Agreement.

          10.03    Lease Agreement.    All conditions precedent to Seller's obligation to the lease of the Aircraft from Purchaser under the Lease Agreement shall have been satisfied or waived or deferred by Seller in its discretion.

          10.04    Delivery.    Airbus shall have tendered the Aircraft for Delivery at the Delivery Location in the condition required under the Airbus Purchase Agreement and Lease Agreement.

        Section 11.    DISCLAIMERS AND EXCLUSION OF LIABILITY.

          11.01    DISCLAIMERS OF WARRANTIES.    PURCHASER'S ACCEPTANCE OF THE AIRCRAFT IN ACCORDANCE WITH SECTION 4.01 SHALL BE CONCLUSIVE EVIDENCE THAT PURCHASER HAS FULLY INSPECTED THE AIRCRAFT, THE ENGINES AND EVERY PART THEREOF AND THAT THE AIRCRAFT, THE ENGINES, THE PARTS AND TECHNICAL RECORDS ARE TECHNICALLY ACCEPTABLE TO PURCHASER AND ARE IN A SUITABLE CONDITION FOR DELIVERY TO AND ACCEPTANCE BY PURCHASER EXCEPT AS CONTEMPLATED BY SECTION 4.01.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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          11.02    EXCLUSION.    EXCEPT FOR THE WARRANTY OF GOOD, MARKETABLE TITLE TO THE ASSIGNED PROPERTY, FREE AND CLEAR OF ANY AND ALL LIENS, OTHER THAN PERMITTED LIENS, AT DELIVERY AND THE COMPLIANCE OF THE AIRCRAFT AT DELIVERY WITH THE SPECIFICATIONS SET FORTH HEREIN, IN THE AIRBUS PURCHASE AGREEMENT AND THE LEASE AGREEMENT (AS EVIDENCED BY SELLER'S EXECUTION AND DELIVERY OF THE ACCEPTANCE CERTIFICATE (AS PURCHASER'S AGENT PURSUANT TO THE PURCHASE AGREEMENT ASSIGNMENT) AND PURCHASER'S EXECUTION OF THE LEASE SUPPLEMENT AS CONTEMPLATED BY SECTION 4.01), THE AIRCRAFT IS TO BE SOLD AND DELIVERED "AS IS, WHERE IS", AND EACH OF PURCHASER AND OWNER PARTICIPANT AGREES AND ACKNOWLEDGES THAT, SAVE AS EXPRESSLY STATED IN THIS AGREEMENT:

          (a)   SELLER HAS NOT AND WILL NOT BE DEEMED TO HAVE ACCEPTED, MADE OR GIVEN (WHETHER BY VIRTUE OF HAVING DONE OR FAILED TO DO ANY ACT, OR HAVING ACQUIRED OR FAILED TO ACQUIRE ANY STATUS UNDER OR IN RELATION TO THIS AGREEMENT OR OTHERWISE), ANY CONDITIONS, WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, WITH RESPECT TO, THE AIRCRAFT OR ANY ENGINE OR PART OR TECHNICAL RECORDS OR ANY SERVICES PROVIDED BY SELLER HEREUNDER, INCLUDING THE DESCRIPTION, AIRWORTHINESS, COMPLIANCE WITH SPECIFICATIONS, OPERATION, MERCHANTABILITY, QUALITY, FREEDOM FROM INFRINGEMENT OF PATENT OR OTHER PROPRIETARY RIGHTS, FITNESS FOR ANY PARTICULAR USE OR PURPOSE, VALUE, DURABILITY, DATE PROCESSING, CONDITION, OR DESIGN, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP, THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, OR AS TO ANY OTHER MATTER WHATSOEVER, EXPRESS OR IMPLIED (INCLUDING ANY IMPLIED WARRANTY ARISING FROM A COURSE OF PERFORMANCE OR DEALING OR USAGE OF TRADE) WITH RESPECT TO THE AIRCRAFT, ANY ENGINE OR ANY PART, OR ANY TECHNICAL RECORD; AND

          (b)   SELLER SHALL NOT HAVE ANY OBLIGATION OR LIABILITY WHATSOEVER TO PURCHASER OR OWNER PARTICIPANT (WHETHER ARISING IN CONTRACT OR IN TORT, AND WHETHER ARISING BY REFERENCE TO NEGLIGENCE, OR STRICT LIABILITY OF SELLER OR OTHERWISE) FOR:

              (i)  ANY LIABILITY, LOSS OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY BY THE AIRCRAFT OR ANY ENGINE OR BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN OR BY ANY OTHER CIRCUMSTANCE IN CONNECTION THEREWITH;

             (ii)  THE USE, OPERATION OR PERFORMANCE OF THE AIRCRAFT OR ANY RISKS RELATING THERETO;

           (iii)  ANY INTERRUPTION OF SERVICE, LOSS OF BUSINESS OR ANTICIPATED PROFITS OR ANY OTHER DIRECT, INDIRECT OR CONSEQUENTIAL LOSS OR DAMAGE; OR

            (iv)  THE DELIVERY, OPERATION, SERVICING, MAINTENANCE, REPAIR, IMPROVEMENT OR REPLACEMENT OF THE AIRCRAFT, ANY ENGINE OR ANY PART.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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          11.03    WAIVER.    EACH OF PURCHASER AND OWNER PARTICIPANT HEREBY WAIVES, AS BETWEEN ITSELF AND SELLER, ALL OF ITS RIGHTS IN RESPECT OF ANY CONDITION, WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, ON THE PART OF SELLER AND ALL CLAIMS AGAINST SELLER HOWSOEVER AND WHENEVER ARISING AT ANY TIME IN RESPECT OF OR OUT OF ANY OF THE MATTERS REFERRED TO IN SECTION 11.02 EXCEPT AS EXPRESSLY SET FORTH IN SECTION 11.02.

          11.04    DISCLAIMER OF CONSEQUENTIAL DAMAGES.    EACH OF PURCHASER AND OWNER PARTICIPANT AGREES THAT IT SHALL NOT BE ENTITLED TO RECOVER, AND HEREBY DISCLAIMS AND WAIVES ANY RIGHT THAT IT MAY OTHERWISE HAVE TO RECOVER, LOST PROFITS OR REVENUES OR CONSEQUENTIAL DAMAGES AS A RESULT OF ANY BREACH OR ALLEGED BREACH BY SELLER OF ANY OF THE AGREEMENTS CONTAINED IN THIS AGREEMENT.

          11.05    CONFIRMATION.    EACH OF PURCHASER AND OWNER PARTICIPANT CONFIRMS THAT IT IS FULLY AWARE OF THE PROVISIONS OF THIS SECTION 11 AND ACKNOWLEDGES THAT THE PURCHASE PRICE AND OTHER AMOUNTS PAYABLE UNDER THIS AGREEMENT HAVE BEEN CALCULATED BASED ON ITS PROVISIONS.

          11.06  Nothing in this Section11 shall be deemed or construed to modify or otherwise affect the respective rights and obligations of Airbus as manufacturer or seller under any agreement (as the same may be amended, assigned in whole or in part or supplemented from time to time in accordance therewith) with respect to the Aircraft.

        Section 12.    Purchaser Indemnitee.    Purchaser shall indemnify, defend, reimburse and hold harmless, to the fullest extent permitted by law, Seller from and against any and all Claims which in any way may result from, pertain to or arise in any manner out of, or are in any manner related to Purchaser's failure to purchase the Assigned Property from Seller on the Delivery Date or to otherwise fulfill its obligations hereunder and under the Purchaser Agreement Assignment or the other Operative Documents.

        Section 13.    Seller Indemnitee.    Seller shall indemnify, defend, reimburse and hold harmless, to the fullest extent permitted by law, Purchaser and Owner Participant from and against any and all Claims which in any way may result from, pertain to or arise in any manner out of, or are in any manner related to Seller's failure to assign the Assigned Property to Purchaser on the Delivery Date or to otherwise fulfill its obligations hereunder and under the Purchase Agreement Assignment or the other Operative Documents.

        Section 14.    Survival of Representations, Warranties and Indemnities.    All representations and warranties made herein, and the indemnities set forth herein, shall survive Delivery.

        Section 15.    Further Assurances.    Seller, Purchaser and Owner Participant each agrees to execute, acknowledge, deliver, file and record, or cause to be executed, acknowledged, delivered, filed and recorded, such further documents or other papers, and to do all such things and acts, as the other party may reasonably request in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

        Section 16.    Notices.    Any notice or other communication required or permitted under this Agreement shall be given in accordance with the Lease Agreement at the addresses set forth therein for each party.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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        Section 17.    Waivers and Amendments; Preservation of Remedies.    No term or provision of this Agreement may be amended, modified, waived, discharged or terminated orally, but only by a written instrument signed by Purchaser, Seller and Owner Participant. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof. No waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, shall preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

        Section 18.    Governing Law and Jurisdiction.

          18.01    Governing Law.    THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN THE PROVISIONS OF SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

          18.02    Consent to Jurisdiction.    Each of Seller, Owner Participant and Purchaser hereby irrevocably consents that any legal action or proceeding against Seller, Owner Participant or Purchaser or any of Seller's, Owner Participant's or Purchaser's assets with respect to this Agreement or any other Operative Document to which Seller, Owner Participant or Purchaser, as applicable, is a party may be brought in any jurisdiction where Seller, Owner Participant or Purchaser or any of their respective assets may be found, or in any court of the State of New York or any Federal court of the United States of America located in New York, New York, located in the Borough of Manhattan, United States, as Seller, Owner Participant or Purchaser may elect, and by execution and delivery of this Agreement each of Seller, Owner Participant and Purchaser hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its assets, generally and unconditionally, the jurisdiction of the aforesaid courts.

          18.03    Process Agent and Service of Process.    Seller, Owner Participant and Purchaser shall, not later than the execution of this Agreement, irrevocably designate, appoint and empower a duly authorized agent for service of process in the State of New York reasonably acceptable to Seller, Owner Participant and Purchaser, respectively, in any suit or proceeding with respect to this Agreement. A copy of any such process served on such agent shall be promptly forwarded by airmail by the person commencing such proceeding to Seller, Owner Participant or Purchaser, as applicable, at its address set forth herein, but the failure of Seller, Owner Participant or Purchaser, as applicable, to receive such copies shall not affect in any way the service of such process as aforesaid. Seller, Owner Participant and Purchaser further irrevocably consent to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified airmail, postage prepaid, to Seller, Owner Participant or Purchaser, as applicable, at its address set forth herein. The foregoing, however, shall not limit the rights of Seller, Owner Participant or Purchaser to serve process in any other manner permitted by Law or to bring any legal action or proceeding or to obtain execution of judgment in any jurisdiction.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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          18.04    Jurisdiction and Forum.    Each of Seller, Owner Participant and Purchaser agree that final judgment against any of them in any action or proceeding in connection with this Agreement shall be conclusive and may be enforced in any other jurisdiction within or outside the U.S. by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of parties' indebtedness. Seller, Owner Participant and Purchaser each hereby irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in the State of New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in the State of New York has been brought in an inconvenient forum. To the extent that Seller, Owner Participant or Purchaser may in any jurisdiction in which proceedings may at any time be taken for the determination of any question arising under or for the enforcement of this Agreement (including any interlocutory proceedings or the execution of any judgment or award arising therefrom) be entitled to claim or otherwise be accorded for itself or its property, assets or revenues immunity from suit or attachment (whether in aid of execution, before judgment or otherwise) or other legal process, and to the extent that in any such jurisdiction, there may be attributed to Seller, Owner Participant or Purchaser, or their respective property, assets or revenues such immunity (whether or not claimed), Seller, Owner Participant and Purchaser each hereby irrevocably agrees not to claim and waives such immunity to the fullest extent permitted by the Law of such jurisdiction.

          18.05    Waiver of Jury Trial.    SELLER, OWNER PARTICIPANT AND PURCHASER EACH HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY OF THE OPERATIVE DOCUMENTS OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

        Section 19.    Binding Effect; Assignment.    No party shall assign this Agreement to any other person without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. No assignment of this Agreement or of any rights hereunder shall relieve the assigning party of any of its obligations or liabilities hereunder. This Agreement and each other Operative Document and the certificates, schedules, annexes and other documents executed and delivered at Delivery in connection herewith or therewith are the complete agreement of the parties regarding the subject matter hereof and thereof and supersede all prior understandings (written or oral), communications and agreements.

        Section 20.    Counterparts.    This Agreement may be executed simultaneously in two or more counterparts and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        Section 21.    Severability.    Any provision of this Agreement prohibited by or unlawful or unenforceable under any applicable Law actually applied by any court of competent jurisdiction shall, to the extent required by such applicable Law, be severed from this Agreement and rendered ineffective so far as is possible without modifying the remaining provisions of this Agreement.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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[Purchase Agreement]

        Section 22.    Sales Tax.     [**]

        Section 23.    Headings.    The headings contained in this Agreement are for convenience of reference only, and shall not affect in any way the meaning or interpretation of this Agreement.

        Section 24.    Limitation of Liability.    It is expressly understood and agreed by the parties hereto that (a) except as otherwise expressly set forth herein, this Agreement is executed and delivered by Wilmington, not in its individual capacity but solely as Owner Trustee and (b) except as otherwise set forth herein, under no circumstances shall Wilmington be personally liable for the breach or failure of any obligation made or undertaken by Purchaser under this Agreement except for a breach or failure caused by Wilmington's gross negligence or willful misconduct.

[Signature Page Follows]

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

12

[Purchase Agreement]

        IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

HAWAIIAN AIRLINES, INC.
By:	/s/ Peter Ingram

Title:	Executive Vice President, Chief Financial Officer, Treasurer
By:	/s/ C.R. Nardello

Title:	Senior Vice President—Operations
WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee
By:	/s/ Jacqueline Solone

Title:	Financial Services Officer
HKAC LEASING LIMITED
By:	/s/ Donal Boylan

Title:	Director
By:

Title:

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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[Purchase Agreement]

SCHEDULE 1

CONFIDENTIAL TERMS

        [**]

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule 1, Page 1

[Purchase Agreement]

EXHIBIT A

FORM OF LEASE AGREEMENT

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A, Page 1

[Purchase Agreement]

EXHIBIT B

FORM OF PURCHASE AGREEMENT ASSIGNMENT

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Exhibit B, Page 1

OPERATING LEASE AGREEMENT
(AIRCRAFT NO. 1)

dated as of: October 14, 2011

among

WILMINGTON TRUST COMPANY
not in its individual capacity,
except as expressly provided herein, but solely
as owner trustee,
as Lessor

HKAC LEASING LIMITED
as Owner Participant

and

HAWAIIAN AIRLINES, INC.
as Lessee

in respect of one Airbus model A330-200 aircraft
with two Rolls Royce Trent 772B-60 EP engines,
with Manufacturer's serial number 1310

        THIS OPERATING LEASE AGREEMENT HAS BEEN EXECUTED IN MULTIPLE COUNTERPARTS AND THIS IS COUNTERPART NO.    . TO THE EXTENT, IF ANY, THAT THIS OPERATING LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN LESSOR'S RIGHT, TITLE AND INTEREST IN AND TO THIS OPERATING LEASE AGREEMENT MAY BE PERFECTED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OF THIS OPERATING LEASE AGREEMENT OTHER THAN THE ORIGINAL EXECUTED COUNTERPART NO. 1.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule 1	—	Description of Aircraft
Schedule 2	—	Basic Rent Schedule
Schedule 3	—	Technical Records
Schedule 4	—	Maintenance Reserves Table
Schedule 5	—	List of Permitted Sublessees
Schedule 6	—	Return Condition
Schedule 7	—	Operation and Use
Schedule 8	—	Maintenance, Alterations, Repairs, Pooling and Inspection
Schedule 9	—	Insurance
Schedule 10	—	Lease Supplement
Schedule 11	—	Form of Monthly Report
Schedule 12	—	Form of Landing Charges Letter

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

 OPERATING LEASE AGREEMENT
(AIRCRAFT NO. 1)

        This Operating Lease Agreement (Aircraft No. 1) (this "Agreement") is dated as of October 14, 2011 by and among:

        WILMINGTON TRUST COMPANY, a Delaware trust company, not in its individual capacity except as expressly set forth herein but solely as owner trustee under the Trust Agreement, as lessor ("Lessor"), HKAC LEASING LIMITED, a private Irish limited company, as owner participant ("Owner Participant"), and HAWAIIAN AIRLINES, INC., a Delaware corporation, as lessee ("Lessee").

        WHEREAS, Lessor desires to lease the Aircraft to Lessee, and Lessee desires to lease the Aircraft from Lessor, on the terms and conditions provided herein.

        NOW, THEREFORE, in consideration of and subject to the mutual covenants, terms and conditions contained in this Agreement, Lessor hereby agrees to lease to Lessee and Lessee hereby agrees to lease from Lessor the Aircraft for the Lease Term (as hereinafter defined) and the parties further agree as follows:

        Section 1.    Agreement to Lease.    Lessor agrees to lease the Aircraft to Lessee for the Lease Term and Lessee agrees to lease the Aircraft from Lessor for the Lease Term on the terms of this Agreement. The lease of the Aircraft under this Agreement includes the use by Lessee of all Technical Records.

        Section 2.    Conditions Precedent.

          2.1    Lessor Conditions Precedent.    The obligation of Lessor to lease the Aircraft to Lessee under this Agreement is subject to, save as provided below, on or prior to the Delivery Date:

          (a)   Lessor receiving the following documents in form and substance satisfactory to it:

              (i)  a certified copy of the certificate of incorporation and by-laws of Lessee;

             (ii)  extracts of minutes of a meeting of Lessee's board of directors or a copy of the resolution of Lessee's board of directors approving execution of, delivery of and performance by Lessee of the transactions contemplated by, the Operative Documents to which Lessee is a party;

            (iii)  a power of attorney of Lessee evidencing the authority of Lessee's representatives designated to accept delivery of the Aircraft and execute the Lease Supplement on behalf of Lessee on the Delivery Date;

            (iv)  an incumbency certificate of Lessee as to the person or persons authorized to execute and deliver the Operative Documents to which Lessee is a party on behalf of Lessee;

             (v)  a certificate of an officer of Lessee, dated as of the Delivery Date, stating that its representations and warranties set forth in this Agreement are true and correct as of the Delivery Date (or, to the extent that any such representations and warranties expressly relates to an earlier date, true and correct as of such earlier date);

            (vi)  this Agreement and each of the following documents dated on or before the Delivery Date and duly executed by the parties thereto:

      (1)
      the Lease Supplement;

      (2)
      the Purchase Agreement Assignment;

      (3)
      the Airframe Manufacturer's Consent;

      (4)
      the Engine Warranties Assignment;

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

      (5)
      the Engine Manufacturer's Consent;

      (6)
      the Airframe Warranties Agreement;

      (7)
      the Engine Warranties Agreement;

      (8)
      the Airframe Manufacturer's Consent [Security Trustee];

      (9)
      the Engine Manufacturer's Consent [Security Trustee];

      (10)
      the Lessee Consent, if any; and

      (11)
      the FAA Bill of Sale;

           (vii)  a copy of the certificate of insurance (and, if relevant, certificate of reinsurance) for the Aircraft, together with a copy of the broker's (and any reinsurance broker's) letter of undertaking, evidencing that the Insurances have been effected and are in full force and effect;

          (viii)  copies of extracts of the TCA and the PBH related to the maintenance of the Engines and the APU (provided that such extracts of the TCA and PBH may be redacted to the extent previously provided to and agreed by Lessor), certified by an officer of Lessee as being true and correct extracts of such agreements;

            (ix)  the following opinions of counsel, in form and substance acceptable to Lessor (and addressed to Lessor, Security Trustee, Financiers, Owner Participant and Guarantor), dated the Delivery Date:

              (A)  an opinion of Akin Gump Strauss Hauer & Feld LLP, special counsel to Lessee;

              (B)  an opinion of internal counsel to Lessee;

              (C)  an opinion of Lessee's regulatory counsel;

              (D)  an opinion of Morris James LLP, special counsel to Wilmington and Lessor; and

              (E)  an opinion of McAfee & Taft, P.C., Special FAA Counsel;

             (x)  a copy of Lessee's Air Transport License and Lessee's Operator's Certificate listing the Aircraft thereon issued by the FAA;

            (xi)  a copy of the export certificate of airworthiness for the Aircraft duly issued by the DGAC;

           (xii)  the FAA Filed Documents (other than the Security Agreement) shall be in due form for filing and recordation with the aircraft registry of the FAA and shall have been delivered to Special FAA Counsel;

          (xiii)  the Financing Statements;

          (xiv)  an executed copy of the Bill of Sale;

           (xv)  to the extent the Aircraft will be operated outside the United States, the Landing Charges Letter or an equivalent signed statement of account of sums due from Lessee to any relevant air traffic control authority, duly executed on behalf of Lessee pursuant to which Lessee authorizes the addressee to issue to Lessor, upon request from time to time, a statement of account of all sums due by Lessee to the airport or any relevant authority in respect of the Aircraft;

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          (xvi)  evidence satisfactory to Lessor that Lessee has duly obtained any required license to import the Aircraft into the United States and has paid all import duties, if any, resulting from the transactions contemplated by this Agreement;

         (xvii)  evidence of the acceptance by Lessee's agent for service of process of its appointment as process agent for Lessee;

        (xviii)  the notice to be given by Lessee under Section 2.5(e) in respect of the Delivery Date;

          (xix)  the original chattel paper counterpart no. 1 of this Agreement and Lease Supplement shall have been delivered to Lessor or Security Trustee; and

           (xx)  a true, complete, and accurate copy of Internal Revenue Service Form 6166, certifying that Lessee is a U.S. tax resident;

          (b)   Lessor shall have good title to the Aircraft (subject to filing and recordation of the FAA Bill of Sale with the FAA), free and clear of Liens, except (i) the rights of Lessee under this Agreement and the Lease Supplement, and (ii) other Permitted Liens;

          (c)   at least one Business Day before the Delivery Date, Lessor receiving either:

              (i)  confirmation from the account bank specified by Lessor that Lessee has deposited the Security Deposit into the Security Deposit Account in cleared funds; or

             (ii)  a Security Deposit LC;

          (d)   Lessor receiving all sums due to Lessor from Lessee on or before the Delivery Date including, without limitation, the first payment of Basic Rent due on the Delivery Date;

          (e)   no event shall have occurred and be continuing, or would result from the lease of the Aircraft, which constitutes a Lease Default or Lease Event of Default;

          (f)    no Event of Loss with respect to the Airframe or any Engine shall have occurred and no circumstance, condition, act or event that, with the giving of notice or lapse of time or both, would give rise to or constitute an Event of Loss with respect to the Airframe or any Engine shall have occurred;

          (g)   each representation and warranty by Lessee under the Operative Documents to which Lessee is a party being true and accurate on the Delivery Date as if made on the date thereof (except to the extent that such representations and warranties relate solely to an earlier date);

          (h)   Lessor being satisfied that all filings, registrations, recordings and other actions (including all filings with the FAA and International Registry) have been or will promptly following delivery be taken which are necessary or which counsel providing the legal opinion referred to in Section 2.1(a)(ix)(E) has advised is customary or advisable to ensure effectiveness and enforceability of this Agreement, the other Operative Documents, and to protect the rights and interests of Lessor, Owner Participant and Lessee in the Aircraft and to protect the rights and interests of the Security Trustee and each Financier in the Aircraft as is customary and reasonable with respect to the financing of commercial aircraft in the U.S. aviation market;

          (i)    evidence satisfactory to Lessor that the nameplates referred to in Section 4 of Schedule 7 have been installed;

          (j)    Lessor receiving a copy of the Approved Maintenance Program;

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          (k)   [Reserved];

          (l)    Lessor shall be entitled to the benefits of Section 1110 (as currently in effect) with respect to the right to take possession of the Airframe and Engines and to enforce any of its other rights or remedies as provided in this Agreement in the event of a case under Chapter 11 of the Bankruptcy Code in which Lessee is a debtor;

          (m)  Lessee shall provide Lessor with (i) a copy of the export certificate of airworthiness issued for the Aircraft on the Delivery Date, (ii) a copy of the fly wire issued by the FAA promptly upon issuance thereof, and (iii) the Business Day following receipt (but no later than three Business Days after the Delivery Date), a copy of a current, valid standard Certificate of Airworthiness for the Aircraft duly issued by the FAA;

          (n)   no later than the date hereof, Lessor receiving a copy of the Purchase Agreement duly executed and delivered by Lessee and no breach by Lessee of any of its obligations thereunder shall have occurred;

          (o)   the satisfaction of all of the conditions precedent under the Airbus Purchase Agreement, the Purchase Agreement, the Purchase Agreement Assignment and the Engine Warranties Assignment that are to be performed by Lessee prior to Delivery of the Aircraft; and

          (p)   Lessor being satisfied as to the form of opinion of internal counsel to Airframe Manufacturer.

          2.2    Lessee Conditions Precedent.    The obligation of Lessee to lease the Aircraft from Lessor under this Agreement is subject to, save as provided below, on or prior to the Delivery Date:

          (a)   Lessee receiving the following documents in form and substance satisfactory to it:

              (i)  an incumbency certificate of Lessor as to the persons or persons authorized to execute and deliver this Agreement, and the other Operative Documents to which Lessor is a party and the signatures of such person or persons;

             (ii)  a copy of the resolutions of the board of directors of Wilmington, certified by the Secretary or an Assistant Secretary of Wilmington, duly authorizing the transactions contemplated hereby and the execution and delivery of each of the documents required to be executed and delivered on behalf of Lessor in connection with the transactions contemplated hereby;

            (iii)  a copy of the resolutions of the board of directors of Guarantor, certified by the Secretary or an Assistant Secretary of Guarantor, duly authorizing the transactions contemplated by the Guaranty and the execution and delivery of the Guaranty on behalf of Guarantor;

            (iv)  a copy of the articles of association or certificate of incorporation of Wilmington, certified by the Secretary or an Assistant Secretary of Wilmington;

             (v)  a copy of the memorandum and articles of association and certificate of incorporation of Guarantor, certified by the Secretary or an Assistant Secretary of Guarantor;

            (vi)  this Agreement and each of the following documents dated on or before the Delivery Date and duly executed by the parties thereto:

      (1)
      the Lease Supplement;

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

      (2)
      the Purchase Agreement Assignment;

      (3)
      the Airframe Manufacturer's Consent;

      (4)
      the Engine Warranties Assignment;

      (5)
      the Engine Manufacturer's Consent;

      (6)
      the Airframe Warranties Agreement;

      (7)
      the Engine Warranties Agreement;

      (8)
      the Airframe Manufacturer's Consent [Security Trustee];

      (9)
      the Engine Manufacturer's Consent [Security Trustee];

      (10)
      the Lessee Consent, if any; and

      (11)
      the FAA Bill of Sale;

           (vii)  a certified copy of the power of attorney of Guarantor authorizing the signatories of the such person to sign the Guaranty;

          (viii)  no later than the date hereof, Lessee receiving a pdf copy of the Guaranty duly executed by Guarantor, with the original to be delivered to Lessee within five Business Days;

            (ix)  a certificate of an officer of (1) Lessor and Wilmington, dated as of the Delivery Date, stating that Lessor's and Wilmington's representations and warranties set forth in this Agreement are true and correct as of the Delivery Date (or, to the extent that any such representations and warranties expressly relates to an earlier date, true and correct as of such earlier date) and (2) Owner Participant, dated as of the Delivery Date, stating that its representations and warranties set forth in this Agreement are true and correct as of the Delivery Date (or, to the extent that any such representations and warranties expressly relates to an earlier date, true and correct as of such earlier date); and

             (x)  evidence of the acceptance by Lessor's and Owner Participant's agents for service of process of its appointment as process agent for Lessor and Owner Participant;

          (b)   Lessor shall have good title to the Aircraft (subject to filing and recordation of the FAA Bill of Sale with the FAA);

          (c)   written confirmation from Lessor of receipt of the Security Deposit;

          (d)   the Aircraft shall be in compliance with the Airbus Aircraft Specification subject to Section 2.5(b) and Schedule 1;

          (e)   the satisfaction of all of the conditions precedent under the Airbus Purchase Agreement, the Purchase Agreement, the Purchase Agreement Assignment and the Engine Warranties Assignment that are to be performed by Lessor;

          (f)    no later than the date hereof, a copy of the Purchase Agreement duly executed and delivered by Lessor and Owner Participant, and no breach by Lessor or Owner Participant of any of its obligations thereunder shall have occurred; and

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          (g)   on or prior to the Delivery Date, (i) Lessor shall provide to Lessee a true, complete, and accurate Internal Revenue Service Form W-9, and (ii) Owner Participant shall provide to Lessee (with a copy to Lessor) a true, complete, and accurate Internal Revenue Service Form W-8BEN, W-8ECI, or W-8EXP, evidencing that Owner Participant is entitled under applicable Law to receive Rent, Supplemental Rent, Agreed Value, and other amounts payable to Lessor for the benefit of Owner Participant by Lessee pursuant to this Agreement without withholding any United States federal withholding Taxes that Lessee would be required by applicable Law to withhold in the absence of such form.

          2.3    Waiver of Lessor Conditions Precedent.

          (a)   Lessor Conditions Precedent are for the sole benefit of Lessor and may be waived or deferred in whole or in part by Lessor.

          (b)   If any of Lessor Conditions Precedent are not satisfied on or by the Delivery Date and Lessor (in its absolute discretion) agrees to deliver the Aircraft to Lessee, Lessee shall (unless Lessor expressly agrees otherwise in writing) ensure that such condition is satisfied within such time period as may be agreed in writing between Lessor and Lessee. If such condition is not then satisfied it will be a Lease Event of Default (and the cure period at Section 10.1(d) shall not apply).

          2.4    Waiver of Lessee Conditions Precedent.

          (a)   The Lessee Conditions Precedent are for the sole benefit of Lessee and may be waived or deferred in whole or in part by Lessee.

          (b)   If any of the Lessee Conditions Precedent are not satisfied on or by the Delivery Date and Lessee (in its absolute discretion) agrees to accept the Aircraft, Lessor shall (unless Lessee expressly agrees otherwise in writing) ensure that such condition is satisfied within such time period as may be agreed in writing between Lessee and Lessor.

          2.5    Acceptance and Delivery.

          (a)   Lessor shall deliver the Aircraft to Lessee at the Delivery Location and Lessee shall accept the Aircraft on lease simultaneously with delivery of and transfer of title to the Aircraft by the Airframe Manufacturer to Lessor as evidenced by the Bill of Sale and FAA Bill of Sale. Lessee shall effect acceptance of the Aircraft hereunder by execution and delivery to Lessor of the Lease Supplement.

          (b)   The Aircraft shall be delivered to Lessee hereunder factory new from the Airframe Manufacturer in the Airbus Aircraft Specification and in accordance with Schedule 1, and evidence thereof (or waiver thereof by Lessee) shall be conclusively demonstrated by Lessee's execution of the Lease Supplement on the Delivery Date (subject to any minor discrepancies that Airframe Manufacturer, Lessor and Lessee agree are inconsistent with the requirements of the Airbus Purchase Agreement and this Agreement and are listed by Lessor and Lessee in the schedule to the Lease Supplement for correction by the Airframe Manufacturer subsequent to delivery of the Aircraft).

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          (c)   Delivery of the Aircraft is subject to and expressly conditioned upon delivery of the Aircraft by the Airframe Manufacturer to Lessor. Lessor shall not be liable or responsible to Lessee for and Lessee hereby expressly waives any right to any Claims against Lessor or Owner Participant arising or the exercise of any remedies from or in connection with any delay by the Airframe Manufacturer in the delivery of, or failure to deliver, the Aircraft to Lessee under this Agreement, and Lessee shall not be released from its obligation to take delivery of the Aircraft under this Agreement as a result of any such delay except, in each case, in accordance with Section 2.5(g); provided that the foregoing release and waiver by Lessee shall not apply with respect to any Claims solely and directly attributable to (i) Lessor's or Owner Participant's wilful misconduct or gross negligence, (ii) in the event Delivery of the Aircraft is cancelled or delayed solely due to Lessor's failure to comply with the terms of the Purchase Agreement and/or the Purchase Agreement Assignment, including without limitation, Lessor's failure to pay the Purchase Price for the Aircraft to the Airframe Manufacturer or (iii) in the event delivery of the Aircraft does not occur solely due to Lessor's failure to comply with the terms of this Agreement.

          (d)   If an Event of Loss with respect to the Aircraft occurs prior to the Delivery Date, Lessee will notify Lessor promptly following receipt of notice from the Airframe Manufacturer and, unless the Airframe Manufacturer has notified Lessee of a new Scheduled Delivery Date that is before the Longstop Date, this Agreement shall automatically terminate whereupon neither party will have any further liability to the other except that Lessor will return to Lessee the Security Deposit or Security Deposit LC (if previously paid or delivered to Lessor), as applicable, in accordance with Section 5.5(b) and any prepaid Rent, in each case, without deduction for any costs and expenses. If after an Event of Loss with respect to the Aircraft prior to Delivery, the Airframe Manufacturer advises Lessee of a new Scheduled Delivery Date prior to the Longstop Date, such new date shall be the Scheduled Delivery Date and this Agreement shall continue in full force and effect.

          (e)   [**] Lessee shall provide Lessor with written notice of the date on which the Airframe Manufacturer expects Delivery to take place (such date, as such date may be subsequently updated by Lessee providing notice to Lessor, the "Scheduled Delivery Date") as soon as practicable, but in any event no later than the earlier to occur of (x) five Business Days after Lessee's receipt of notice of such date from the Airframe Manufacturer and (y) ten Business Days prior to the date the Delivery Date is scheduled to occur.

          (f)    Upon Lessee's failure to take delivery of the Aircraft in breach of the terms hereof and of the Operative Documents, Lessor may terminate this Lease and exercise any and all other remedies hereunder and under applicable law.

          (g)   If delivery of the Aircraft to Lessee has not taken place by the Longstop Date as a result of a delay of Delivery constituting an "excusable delay" or an "inexcusable delay" (each as defined in the Airbus Purchase Agreement) all obligations of Lessee and Lessor (other than obligations of Lessee that may have arisen following Lessee issuing a Scheduled Delivery Date Notice under, and as defined in, Schedule 2) shall terminate on the Longstop Date and Lessor shall return to Lessee the Security Deposit (if any) held by Lessor.

          2.6    Commencement.    The leasing of the Aircraft commences upon the Delivery Date.

          2.7    Lease Term and Extension Option.

          (a)   The term of this Agreement is the Lease Term.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          (b)   Provided that no Lease Event of Default has occurred and is continuing at the time that such notice is given, Lessee may elect to extend the Lease Term until the Extension Termination Date by providing Lessor with irrevocable written notice to that effect by not later than the date which is 15 months prior to the Scheduled Termination Date, provided, that such notice shall not be effective unless Lessee and Lessor have agreed in writing not later than 15 months prior to the Scheduled Termination Date the Basic Rent that will be payable from the Scheduled Termination Date to the Extension Termination Date.

          2.8    Risk.    Lessee will be responsible for all risks associated with the use and operation of the Aircraft from the Delivery Date until Redelivery.

          2.9    Cape Town Convention.

          (a)   In this Agreement, the Convention and the Protocol shall be read and interpreted together as a single instrument as required by Article 6(1) of the Convention. In this Section 2.9 the following expressions have the respective meanings given to them in Article 1 of the Consolidated Text:

    aircraft engines; aircraft object; airframe; assignment; associated rights; buyer; contract of sale; creditor; international interest; leasing agreement; prospective international interest; prospective sale; registry authority; sale; security agreement; seller; title reservation agreement; State of registry; International Registry; and regulations.

          (b)   Lessor and Lessee agree that:

              (i)  the Aircraft shall be registered on the aircraft register of the State of Registration, which is the State of registry for the purposes of the Convention and Protocol;

             (ii)  the Airframe is an airframe and, accordingly, an aircraft object to which this Agreement relates for the purposes of the Cape Town Convention and for purposes of making registrations on the International Registry, has the generic model designation of "A330" (as required by the regulations) with manufacturer's serial number and U.S. registration mark as specified in the Lease Supplement and the Engines are aircraft engines and, accordingly, aircraft objects for the purposes of the Cape Town Convention and, for purposes of making registrations on the International Registry, have the generic model designations "TRENT700" (as required by the regulations) with manufacturer's serial numbers as specified in the Lease Supplement;

            (iii)  the international interest of Lessor, as a creditor, in the Airframe and each of the Engines, being the lessor under a leasing agreement of an aircraft object shall be registered on the International Registry;

            (iv)  the events which are referred to in Section 10.1 as Lease Events of Default are events that constitute a default or otherwise give rise to the rights and remedies specified in Articles 12 to 15 and 20 of the Consolidated Text;

             (v)  Lessor shall have the remedies referred to in Articles 15(1) and 20(1) of the Consolidated Text as set forth in Section 10.2(a); and

            (vi)  Lessor may assign the associated rights (as defined in Article 1 of the Consolidated Text), which associated rights consist of all rights to payment or other performance by Lessee (as debtor) under this Agreement and are associated with the Airframe and the Engines being aircraft objects for the purposes of the Cape Town Convention.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          2.10    True Lease.    Lessor and Lessee intend that this Agreement constitutes a "true lease" and a lease for all U.S. federal income tax purposes.

          2.11    Assignable Warranties.    On the Delivery Date, Lessor will assign or make available to Lessee for the duration of the Lease Term the benefit of all assignable warranties given to Lessor by the Airframe Manufacturer, the Engine Manufacturer or any other Manufacturer or as such warranties have been assigned to Lessor by Lessee pursuant to the Purchase Agreement Assignment and/or the Engine Warranties Assignment. Lessor further agrees to assign or otherwise make available to Lessee such rights as Lessor may have under any warranty, service policy or product support plan of any Manufacturer, vendor, subcontractor, maintenance provider or supplier with respect to the Aircraft, any Engine or any Part, to the extent the same may legally be assigned or otherwise made available to Lessee.

          2.12    Reassignment; Assignment of Lessee Warranties.    On the Termination Date:

          (a)   the benefit of any warranty and other rights assigned or made available by Lessor to Lessee pursuant to this Agreement will be reassigned automatically and without further act or writing to Lessor or its designee; provided that upon the occurrence and continuation of a Lease Event of Default, Lessor may instruct the Airframe Manufacturer, the Engine Manufacturer or any other Manufacturer, by a reservation of rights, to make any payments of monies under any warranty claims made by Lessee directly to Lessor for further credit to Lessee upon and subject to Lessee's cure of such Lease Event of Default; and

          (b)   Lessee shall assign and shall be deemed to have assigned to Lessor on and as of the Termination Date, at no charge to Lessor, any and all warranties Lessee has obtained in connection with any maintenance or services performed on the Aircraft or any Item of Equipment during the Lease Term.

          2.13    Warranty Claims.    Lessee will diligently and promptly pursue any valid claims it may have under the warranties assigned to it hereunder with respect to the Aircraft and other Items of Equipment. At the request of Lessor, Lessee shall provide an itemized list to Lessor not later than the earlier of (x) 14 days prior to the Scheduled Termination Date and (y) the Termination Date of all such warranty claims made by Lessee during the Lease Term to the extent historical records of the same are maintained by Lessee.

        Section 3.    Quiet Enjoyment.    So long as no Lease Event of Default has occurred and is continuing, neither Lessor nor anyone claiming through Lessor, including without limitation the Security Trustee or any Financier, may interfere with Lessee's possession and quiet enjoyment of the Aircraft.

        Section 4.    DISCLAIMERS, WAIVERS AND EXCLUSION.

          4.1    DISCLAIMER AND WAIVER.    LESSOR, OWNER PARTICIPANT AND LESSEE AGREE THAT THE DISCLAIMERS, WAIVERS AND CONFIRMATIONS SET OUT IN SECTIONS 4.2 TO 4.4 BELOW SHALL APPLY AT ALL TIMES DURING THE LEASE TERM. LESSEE'S ACCEPTANCE OF THE AIRCRAFT IN ACCORDANCE WITH SECTION 2.5 SHALL BE CONCLUSIVE EVIDENCE THAT LESSEE HAS FULLY INSPECTED THE AIRCRAFT, THE ENGINES AND EVERY PART THEREOF AND THAT THE AIRCRAFT, THE ENGINES, THE PARTS AND TECHNICAL RECORDS ARE TECHNICALLY ACCEPTABLE TO LESSEE AND ARE IN SUITABLE CONDITION FOR DELIVERY TO AND ACCEPTANCE BY LESSEE EXCEPT AS CONTEMPLATED BY SECTION 2.5(b).

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          4.2    EXCLUSION.    THE AIRCRAFT IS TO BE LEASED AND DELIVERED HEREUNDER "AS IS, WHERE IS", AND LESSEE AGREES AND ACKNOWLEDGES THAT, SAVE AS EXPRESSLY STATED IN THIS AGREEMENT:

          (a)   NO INDEMNIFIED PARTY WILL HAVE ANY LIABILITY IN RELATION TO, AND NEITHER LESSOR NOR OWNER PARTICIPANT HAS NOR WILL BE DEEMED TO HAVE ACCEPTED, MADE OR GIVEN (WHETHER BY VIRTUE OF HAVING DONE OR FAILED TO DO ANY ACT, OR HAVING ACQUIRED OR FAILED TO ACQUIRE ANY STATUS UNDER OR IN RELATION TO THE LEASE OR OTHERWISE), ANY CONDITIONS, WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, WITH RESPECT TO, THE AIRCRAFT OR ANY ENGINE OR PART OR TECHNICAL RECORDS OR ANY SERVICES PROVIDED BY LESSOR UNDER THE LEASE, INCLUDING THE DESCRIPTION, AIRWORTHINESS, COMPLIANCE WITH SPECIFICATIONS, OPERATION, MERCHANTABILITY, QUALITY, FREEDOM FROM INFRINGEMENT OF PATENT OR OTHER PROPRIETARY RIGHTS, FITNESS FOR ANY PARTICULAR USE OR PURPOSE, VALUE, DURABILITY, DATE PROCESSING, CONDITION, OR DESIGN, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP, THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, OR AS TO ANY OTHER MATTER WHATSOEVER, EXPRESS OR IMPLIED (INCLUDING ANY IMPLIED WARRANTY ARISING FROM A COURSE OF PERFORMANCE OR DEALING OR USAGE OF TRADE) WITH RESPECT TO THE AIRCRAFT, ANY ENGINE OR ANY PART, OR ANY TECHNICAL RECORD; AND

          (b)   NO INDEMNIFIED PARTY SHALL HAVE ANY OBLIGATION OR LIABILITY WHATSOEVER TO LESSEE (WHETHER ARISING IN CONTRACT OR IN TORT, AND WHETHER ARISING BY REFERENCE TO NEGLIGENCE, OR STRICT LIABILITY OF LESSOR OR OWNER PARTICIPANT OR OTHERWISE) FOR:

              (i)  ANY LIABILITY, LOSS OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY BY THE AIRCRAFT OR ANY ENGINE OR BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN OR BY ANY OTHER CIRCUMSTANCE IN CONNECTION THEREWITH;

             (ii)  THE USE, OPERATION OR PERFORMANCE OF THE AIRCRAFT OR ANY RISKS RELATING THERETO;

            (iii)  ANY INTERRUPTION OF SERVICE, LOSS OF BUSINESS OR ANTICIPATED PROFITS OR ANY OTHER DIRECT, INDIRECT OR CONSEQUENTIAL LOSS OR DAMAGE; OR

            (iv)  THE DELIVERY, OPERATION, SERVICING, MAINTENANCE, REPAIR, IMPROVEMENT OR REPLACEMENT OF THE AIRCRAFT, ANY ENGINE OR ANY PART.

          4.3    WAIVER.    LESSEE HEREBY WAIVES, AS BETWEEN ITSELF AND LESSOR AND OWNER PARTICIPANT, ALL ITS RIGHTS IN RESPECT OF ANY CONDITION, WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, ON THE PART OF LESSOR AND OWNER PARTICIPANT AND ALL CLAIMS AGAINST LESSOR AND OWNER PARTICIPANT HOWSOEVER AND WHENEVER ARISING AT ANY TIME IN RESPECT OF OR OUT OF ANY OF THE MATTERS REFERRED TO IN SECTION 4.2.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          4.4    DISCLAIMER OF CONSEQUENTIAL DAMAGES.    LESSEE AGREES THAT IT SHALL NOT BE ENTITLED TO RECOVER, AND HEREBY DISCLAIMS AND WAIVES ANY RIGHT THAT IT MAY OTHERWISE HAVE TO RECOVER, LOST PROFITS OR REVENUES OR CONSEQUENTIAL DAMAGES AS A RESULT OF ANY BREACH OR ALLEGED BREACH BY LESSOR OR OWNER PARTICIPANT OF ANY OF THE AGREEMENTS CONTAINED IN THIS AGREEMENT.

          4.5    CONFIRMATION.    LESSEE CONFIRMS THAT IT IS FULLY AWARE OF THE PROVISIONS OF THIS SECTION 4 AND ACKNOWLEDGES THAT RENT AND OTHER AMOUNTS PAYABLE UNDER THE LEASE HAVE BEEN CALCULATED BASED ON ITS PROVISIONS.

        Section 5.    Rent.

          5.1    Basic Rent.

          (a)   On each Rent Payment Date, Lessee shall pay to Lessor the Basic Rent for that Rent Payment Period.

          (b)   [Reserved].

          (c)   Subject to Lessee's compliance with Schedule 2, the Basic Rent shall be calculated by Lessor in accordance with Schedule 2 on the date two Business Days prior to the Scheduled Delivery Date and following receipt by Lessor of a Scheduled Delivery Date Notice (the "Rent Calculation Date") and shall be fixed throughout the Lease Term.

          (d)   Promptly following the Rent Calculation Date Lessor will send to Lessee a screen shot showing the Bloomberg page from which the Applicable Fixed Rate was extracted to calculate the Basic Rent and a certificate of Lessor as to the liquidity spread charged by Lessor's swap counterparty. Lessor's calculation of Basic Rent will, in the absence of manifest error, be conclusive.

          5.2    Accounts and Prorating of Payments.

          (a)   Except for payment of Maintenance Reserves or Security Deposit, Lessee shall pay all amounts which are required to be paid under this Agreement into the Primary Account.

          (b)   Basic Rent and Monthly Maintenance Reserve Amounts for less than a complete month shall be prorated on a daily basis based on a month consisting of thirty (30) days. Basic Rent for a period of less than a complete month shall be payable on the applicable Rent Payment Date.

          5.3    Supplemental Rent.    Lessee shall pay to Lessor, or to whomsoever shall be entitled, any and all Supplemental Rent within ten days after written demand or such longer period as may be provided in such written demand.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          5.4    Security Deposit and Security Deposit LC.

          (a)   Lessee shall pay the Security Deposit to the Security Deposit Account no later than one Business Day before the Delivery Date and the Security Deposit will constitute a cash security deposit for Lessee's obligations under this Agreement. The Security Deposit Account shall be a U.S. Dollar account with a bank determined by Lessor and as notified to Lessee (the "Security Deposit Account") and the Security Deposit may be commingled with Lessor's other funds and any interest earned on such Security Deposit will be for Lessor's account. Lessee hereby assigns, transfers and pledges to Lessor and hereby grants to Lessor a first priority security interest in the Security Deposit to secure all payments due by Lessee and the performance by Lessee of all of its obligations under this Agreement and the other Operative Documents to which Lessee is a party.

          (b)   Lessee may comply with its obligations under Section 5.4(a) by providing a Security Deposit LC for all of the Security Deposit to Lessor no later than one Business Day before the Delivery Date. The Security Deposit LC shall be in a form agreed by Lessor and issued in the name of Lessor, or if required by Lessor, Security Trustee, with a face amount equal to the Security Deposit. Provided no Lease Default or Lease Event of Default has occurred or is continuing, upon three Business Days notice to Lessor, Lessee may substitute the Security Deposit for a Security Deposit LC (an "LC Substitution"), provided that Lessee may make only one LC Substitution in any 12 month period and provided further that Lessor shall have three Business Days from the date it receives the Security Deposit LC in the form provided herein to return to the Lessee the Security Deposit. Provided no Lease Default or Lease Event of Default has occurred or is continuing, Lessee may, upon three Business Days notice to Lessor, substitute cash for all of the face amount of a Security Deposit LC (a "Cash Substitution"), provided that a Cash Substitution may only be made on the scheduled renewal date of any Security Deposit LC in lieu of providing a replacement Security Deposit LC.

          (c)   Each Security Deposit LC shall have an expiry date of at least one year after its issue date (or in the case of a Security Deposit LC to be issued during the final year of the Lease Term, an expiry date no earlier than one month after the expiry of the Lease Term).

          (d)   Lessee shall effect the extension or renewal of each Security Deposit LC not later than the date which is the earlier of:

              (i)  30 days before its scheduled expiry; and

             (ii)  (if applicable) five Business Days after the credit rating of the issuer of the Security Deposit LC has fallen below the applicable ratings set out in the definition of Security Deposit LC.

          If the extension or renewal has not occurred by that date, or Lessee has not provided the Lessor with cash equal to the amount of the Security Deposit LC, Lessor will be entitled to draw under the existing Security Deposit LC.

          (e)   If any Lease Event of Default shall have occurred and be continuing, in addition to all rights and remedies accorded to Lessor elsewhere in this Agreement or under applicable Law, Lessor may immediately or at any time thereafter, without prior notice to Lessee, apply all or part of the Security Deposit (or if Lessee has provided a Security Deposit LC under Section 5.4(b) may make a demand under that Security Deposit LC and apply the proceeds of that demand in accordance with this Section 5.4(e)) in or towards the payment or discharge of any matured obligation owed by Lessee under this Agreement or the other Operative Documents, in such order as Lessor sees fit, or exercise any of the rights of set-off against all or part of the Security Deposit.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          (f)    For the avoidance of doubt, Lessor may make demands under the Security Deposit LC in the same circumstances as it would have been able to access, in accordance with the provisions of this Agreement, the Security Deposit and apply the proceeds of such demand against the same amounts as the Security Deposit.

          (g)   For the avoidance of doubt, it is the intent of Lessor and Lessee that the Security Deposit or Security Deposit LC (as the case may be) is the property of Lessor. If and to the extent that, under applicable Law, the Security Deposit or Security Deposit LC (as the case may be) would be held to be the property of Lessee, the Security Deposit or Security Deposit LC (as the case may be) shall be held by Lessor as security for the full, timely and faithful performance by Lessee of its obligations hereunder and under the other Operative Documents to which it is a party.

          (h)   If Lessor has exercised any of the rights described in Section 5.4(e) above, Lessee shall promptly but in any event no later than five Business Days following written demand from Lessor pay to Lessor sufficient funds or reissue the Security Deposit LC (as the case may be) to restore the Security Deposit to the amount specified in the definition of Security Deposit.

          (i)    Lessor may assign its interest in the Security Deposit or Security Deposit LC (as applicable) to Security Trustee or to any other party in accordance with Section 17.1 or Section 17.2(b).

          (j)    Lessor is not required to notify Lessee prior to the application of all or any part of the Security Deposit.

          5.5    Return of Security Deposit and Security Deposit LC.

          (a)   Upon return of the Aircraft in accordance with Section 11.1 and irrevocable payment in full by Lessee of all amounts due by it under the Operative Documents to which Lessee is a party, and provided no Lease Event of Default has occurred and is continuing, Lessor shall within five Business Days of the Redelivery either repay an amount equal to the balance of the Security Deposit to Lessee or return the Security Deposit LC to Lessee (as applicable).

          (b)   If an Event of Loss occurs, subject to irrevocable payment of the Agreed Value and all amounts then due and owing by Lessee under the Operative Documents to which Lessee is a party and provided that no Lease Event of Default has occurred and is continuing, Lessor shall within five Business Days of such payment either repay an amount equal to the balance of the Security Deposit to Lessee or return the Security Deposit LC to Lessee (as applicable).

          5.6    Maintenance Reserves Payments.

          (a)   On each Maintenance Reserves Payment Date, Lessee shall pay to Lessor the Monthly Maintenance Reserves Amount calculated with respect to each Maintenance Item, which amount shall be remitted to the Maintenance Reserves Account as invoiced by Lessor under Section 5.6 (b) below.

          (b)   Lessor shall furnish to Lessee an invoice for the Monthly Maintenance Reserves Amount for each Maintenance Item at least two Business Days before the Maintenance Reserves Payment Date, calculated on the basis of:

              (i)  the utilization information contained in the Monthly Report for the preceding calendar month; or

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

             (ii)  if the Monthly Report is not provided, the previous Monthly Report, or if there is none, an assumed utilization of 3,600 Flight Hours per annum and an assumed Flight Hour to Cycle ratio of 5:1. If the Monthly Report is subsequently provided, Lessor shall as soon as practicable provide a reconciliation of the amounts invoiced under this sub-paragraph (ii) against amounts that would have been invoiced under the Monthly Report, had it been available at the time of the original invoice, and Lessor shall promptly reimburse any excess Maintenance Reserves Payments paid, or Lessee shall promptly pay any shortfall in the Maintenance Reserves paid, as the case may be.

          (c)   The Maintenance Reserves Account shall be an account with a bank determined by Lessor and notified to Lessee.

          (d)   The Maintenance Reserves Payments, including any accrued interest, are paid by Lessee to Lessor in consideration for the use of the Aircraft by Lessee and the satisfaction of Lessor's obligations under this Agreement and once paid, the Maintenance Reserves Payments are irrevocably and unconditionally the property of Lessor which may be used or withdrawn at Lessor's absolute discretion (subject always to Lessor's obligations under Section 5.7) and which may be commingled with Lessor's other funds. Lessee hereby declares that to the extent that in any jurisdiction the Maintenance Reserves would be held to be the property of Lessee or if it is so determined those monies are a debt owed to Lessee or that Lessee shall have any interest in those monies, Lessor and Lessee agree that subclauses (i) and (ii) below shall apply:

              (i)  Pursuant to applicable Law, Lessee hereby assigns, transfers and pledges to Lessor and hereby grants to Lessor a first priority security interest in the Maintenance Reserves to secure all payments due by Lessee hereunder and the performance by Lessee of its obligations under this Agreement and the other Operative Documents to which Lessee is a party as security for Lessee's obligations hereunder and thereunder, including, without limitation, the obligations of Lessee to maintain and return the Aircraft and each Item of Equipment in the condition required by this Agreement; and

             (ii)  Lessee shall not assign, hypothecate or otherwise transfer its interests, if any, in the Maintenance Reserves.

          (e)   If any Lease Event of Default shall have occurred and be continuing, in addition to all rights and remedies accorded to Lessor elsewhere in this Agreement or under applicable Law, Lessor may immediately or at any time thereafter, while such Lease Event of Default is continuing, without prior notice to Lessee, apply all or part of the Maintenance Reserves in or towards the payment or discharge of any matured obligation owed by Lessee under this Agreement or the other Operative Documents to which Lessee is a party, in such order as Lessor sees fit, or exercise any of the rights of set-off against all or part of the Maintenance Reserves. If Lessor uses or applies all or any portion of such Maintenance Reserves, Lessee shall within one Business Day after written demand therefore deposit with Lessor in cash an amount sufficient to fully restore each such Maintenance Reserve to its original sum prior to such application plus any amount then due for payment by Lessee in respect of Maintenance Reserves.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          (f)    Lessor may assign its interest in the Maintenance Reserves to Security Trustee or to any other party in accordance with Section 17.1 or Section 17.2(b), provided that Lessor shall remain obligated at all times to Lessee to perform its obligations under Section 5.7 hereof.

          (g)   Lessor acknowledges and consents to the existence of the TCA and:

              (i)  subject to sub-paragraph (ii) below, during the period in which the Engines are subject to the TCA, no Maintenance Reserve Payments shall be payable by Lessee in respect of Engine Performance Restoration; and

             (ii)  Lessee shall be obligated to make Maintenance Reserve Payments in respect of Engine Performance Restoration for any Engine on and from the date that the TCA relating to such Engine expires or is terminated or such Engine is released from the TCA or there is a TCA Payment Default in respect of the Engines, at the rate for Engine Performance Restoration as set forth on Schedule 4 (as escalated in accordance with Section 5.8(a)).

          (h)   Lessor acknowledges and consents to the existence of the PBH and:

              (i)  subject to sub-paragraph (ii) below, during the period in which the APU is subject to the PBH, no Maintenance Reserve Payments shall be payable by Lessee in respect of APU Performance Restoration; and

             (ii)  should the APU be released from the PBH at any time, Lessee shall (a) promptly (but no later than five Business Days of such release) make a Maintenance Reserve Payment with respect to the APU Performance Restoration to the Lessor equal to the number of APU Hours since the last APU Performance Restoration, or from new if no APU Performance Restoration has been performed, multiplied by the rate for APU Performance Restoration as set forth on Schedule 4 (as escalated in accordance with Section 5.8(a)) and (b) from the time the APU is released, make monthly Maintenance Reserve Payments to Lessor with respect to the APU at the rate for APU Performance Restoration as set forth on Schedule 4 (as escalated in accordance with Section 5.8(a)).

          (i)    The Monthly Reserve Payments with respect to Engine Life Limited Parts Replacement shall be deposited into the Maintenance Reserve Account. The amount deposited shall be allocated on the date of receipt to each Group A Engine LLP based on the proportion that each such Group A Engine LLP's then current Individual LLP Cost Per Cycle bears to the then current aggregate Engine LLP Cost Per Cycle.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          5.7    Reimbursement of Maintenance Reserves Payments.

          (a)   If Qualifying Maintenance (which for the avoidance of doubt does not include maintenance arising from foreign object damage, quick engine change maintenance (except for the actual act of either the removing or installing of such quick engine change at the maintenance facility of the Approved Maintenance Provider accomplishing such Engine Performance Restoration), kit maintenance or line replacement unit component maintenance or maintenance covered by warranty or insurance) is performed for a Maintenance Item by or on behalf of Lessee in accordance with the Approved Maintenance Program and provided that no Lease Default or Lease Event of Default has occurred and is continuing, Lessee may, within the earlier to occur of (i) six months of the maintenance being completed and (ii) the Termination Date, provided, however, in the event Lessee does not have sufficient information necessary to submit such claim to Lessor by the time of the Termination Date, Lessee shall nevertheless notify Lessor of such pending claim on or prior to the Termination Date and such claim for reimbursement may then be made by Lessee following the Termination Date, but in no event later than the date that occurs six months following the completion of the maintenance for which such claim is being made, request in writing, in accordance with the provisions of Section 5.7(b) below, (x) a reimbursement from the Maintenance Reserves Account of the net amounts it has paid to an Approved Maintenance Provider for that maintenance or (y) if agreed on a case by case basis by Lessor and Lessee, that Lessor make a direct payment to the applicable Approved Maintenance Provider from the Maintenance Reserves Account, after reduction for all rebates, discounts, allowances, incentives, credits, any warranties payable by the Airframe Manufacturer, Engine Manufacturer or any other Manufacturer or any other reduction in cost or costs arising from operational or maintenance mishandling.

          (b)   A request for reimbursement for a Maintenance Item by Lessee shall be accompanied by the following:

              (i)  an invoice for the relevant work or parts, reflecting the net amounts paid to the Approved Maintenance Provider;

             (ii)  evidence of payment of the invoiced amounts, if Lessee is seeking reimbursement from Lessor;

            (iii)  the agreed workscope maintenance plans; and

            (iv)  the final report and such other supporting documentation as typically provided by the Approved Maintenance Provider, including verification that the agreed work is completed in accordance with the terms of the Approved Maintenance Program.

  Each of the foregoing shall be in a form reasonably satisfactory to Lessor (subparagraphs (i) though (iv) above are together the "Claim Documents"). Notwithstanding the above, Lessor and Lessee may agree a mutually satisfactory mechanism for the acceptance by Lessor of preliminary Claim Documents.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          (c)   Subject to the other provisions of this Agreement, Lessor shall pay to Lessee by way of reimbursement out of the amounts standing to the credit of the Maintenance Reserves Account for that Maintenance Item (if any), an amount equal to the lesser of: (i) the cost of the scheduled maintenance for that Maintenance Item as set forth in the invoice provided pursuant to Section 5.7(b)(i) and (ii) the amount then in the Maintenance Reserves Account referable to that Maintenance Item (or, in the case of any Group A Engine LLP, the amount allocable for that Group A Engine LLP as determined in accordance with Section 5.6(i)), provided that:

              (i)  the entire amount in the Maintenance Reserves Account referable to the Airframe Structural 6 Year Check (if any) and Airframe Structural 12 Year Check shall be reimbursed to Lessee following completion of the Airframe Structural 12 Year Check regardless of the final invoice amount therefor;

             (ii)  the entire amount in the Maintenance Reserves Account referable to the Landing Gear Overhaul shall be reimbursed to Lessee following completion of the first Landing Gear Overhaul regardless of the final invoice amount therefor; and

            (iii)  with respect to reimbursements for replacement of a Group A Engine LLP, Lessee shall only be entitled to reimbursement from amounts allocable to such Group A Engine LLP (as determined in accordance with Section 5.6(i)) held in the Maintenance Reserve Account, up to a maximum of (i) in the case of a replacement with a full life Group A Engine LLP, Lessee will be reimbursed the entire allocable amount for such Group A Engine LLP, and (ii) in the case of a replacement with a used Group A Engine LLP, Lessee will be reimbursed a portion of the entire allocable amount for such Group A Engine LLP determined by calculating the remaining cycles for the replacement Group A Engine LLP minus the remaining cycles for the Group A Engine LLP being replaced, with the result divided by the full life cycle for such Group A Engine LLP with the resulting factor multiplied by the Engine Manufacturer's then applicable list price for such Group A Engine LLP.

          (d)   Any shortfall between the actual cost of scheduled maintenance for a Maintenance Item and the amount on deposit in the Maintenance Reserves Account referable to that Maintenance Item is to be borne by Lessee.

          (e)   If a claim for reimbursement for a Maintenance Item is duly made, Lessor shall within 20 Business Days pay the claimed amount to Lessee or, if applicable, the Approved Maintenance Provider, by way of reimbursement out of the accrued balance of the Maintenance Reserves Account for that Maintenance Item.

          (f)    If an Event of Loss occurs, subject to irrevocable payment by Lessee to Lessor of the Agreed Value in accordance with the terms of this Agreement and all other amounts due and owing by Lessee under the Operative Documents to which Lessee is a party, and provided that no Lease Event of Default has occurred and is continuing, Lessor will repay, within ten Business Days the balance of the Maintenance Reserves Account to Lessee.

          (g)   On the expiry of the Lease Term, all Maintenance Reserves standing to the credit of the Maintenance Reserves Account and not subject to the reimbursement or return provisions hereof shall remain the property of Lessor.

          (h)   For the avoidance of doubt, notwithstanding anything to the contrary in this Agreement, Lessor shall have no obligation to reimburse Lessee for any amount greater than the then current balance of the Maintenance Reserves Account referable to the relevant Maintenance Item.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          5.8    Maintenance Reserves Adjustment.    The Monthly Maintenance Reserves Amounts set out in the Maintenance Reserves Table in Schedule 4 shall be adjusted on January 1, 2012 and thereafter annually (with any such adjustment being effective for the subsequent 12 month period) as appropriate to reflect the provisions of Sections 5.8(a) and (b) below) based on the following:

          (a)    Annual Maintenance Reserves Adjustment.    The Monthly Maintenance Reserves Amount for each Maintenance Item shall be adjusted annually by the Annual Maintenance Reserves Adjustment applicable to such Maintenance Item, commencing on January 1, 2012 and on January 1 of each year of the Lease Term thereafter, as an agreed inflation adjustment.

          (b)    Material Revision to Maintenance Program.    If the maintenance interval for any Maintenance Item subject to Maintenance Reserve Payments is revised by the OEM by either increasing or decreasing the maintenance interval for such Maintenance Item, Lessor shall, provided that Lessee's average cost over the previous 24 months for such Maintenance Item is consistent with the initial rate for that Maintenance Item, adjust the Monthly Maintenance Reserves Amount for such Maintenance Item proportionately upward or downward, as applicable to reflect the costs associated with obtaining relevant maintenance services as a result of the material revision. Lessor shall promptly notify Lessee of any such adjustment, which notice shall specify the revised Monthly Maintenance Reserves Amount for such Maintenance Item and the effective date of such revision and Lessee shall be bound by them absent manifest error.

          (c)    Engine Performance Restoration.    The Monthly Maintenance Reserve Amount for Engine Performance Restoration set forth in Schedule 4 is based upon a Flight Hour to Cycle ratio of 5:1. Should the actual Flight Hour to Cycle ratio for any month be greater or less than 5:1, the Monthly Maintenance Reserve Amount for Engine Performance Restoration shall be adjusted upward or downward, respectively, based upon the rate set forth on Schedule 4 that most closely corresponds to the actual Flight Hour to Cycle Ratio.

        Section 6.    Payment.

          6.1    Manner of Payment.    Each payment to be made by Lessee to Lessor under the Operative Documents to which Lessee is a party (unless otherwise specified therein) shall be made by wire transfer in U.S.$ in immediately available funds and received for value on the due date into such bank account in the United States as Lessor or, following notice that Lessor has created Liens over any of its interests under the Operative Documents to which Lessee is a party, Security Trustee may from to time designate by prior written notice (the "Primary Account"). Payments under this Agreement shall only be taken to have been made when actually credited to the Primary Account. Payments of Basic Rent shall be made no later than 3:00 pm (New York time) on the relevant Rent Payment. Any payment of Basic Rent received after that time on a Business Day shall be taken to have been received on the following Business Day.

          6.2    Unconditional Obligations.    This Agreement is a net lease and Lessee's obligation to pay Rent and Supplemental Rent and to perform its other obligations hereunder and under the other Operative Documents to which it is a party shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation:

          (a)   any withholding, set-off, counterclaim, recoupment, defense or other right which Lessee may have against Lessor, Owner Participant or any other person for any reason whatsoever (whether in connection with the transactions contemplated hereby or any other transactions), including, without limitation, any breach by Lessor or Owner Participant of its warranties, agreements or covenants contained herein or in any of the other Operative Documents;

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          (b)   any defect in the title, registration, airworthiness, condition, design, operation, or fitness for use of, or any damage to or loss or destruction of, the Aircraft, or any interruption or cessation in the use or possession thereof by Lessee or any other person for any reason whatsoever;

          (c)   any Liens with respect to the Aircraft;

          (d)   an Event of Loss with respect to the Aircraft or any Item of Equipment;

          (e)   the invalidity or unenforceability or lack of due authorization or other infirmity of this Agreement or any absence of right, power or authority of Lessor, Owner Participant or Lessee to enter into this Agreement;

          (f)    any insolvency, bankruptcy, examinership, reorganization, administration, liquidation or similar proceedings affecting the enforcement of creditors rights generally by or against Lessor, Owner Participant or Lessee;

          (g)   any other circumstance or happening of any nature whatsoever, whether or not similar to any of the foregoing; or

          (h)   any imposition of Taxes.

  Nothing in this Section 6.2 shall be construed to limit or otherwise prejudice Lessee's right to commence legal proceedings against Lessor or Owner Participant to recover damages from Lessor or Owner Participant, as applicable, for the breach by either or both of Lessor and Owner Participant of their respective obligations under this Agreement.

          6.3    Default Interest.

          (a)   Lessee shall pay interest at the Default Rate for any Rent, Supplemental Rent or any other moneys payable by Lessee under the Operative Documents to which Lessee is a party which are not paid on the due date (by way of liquidated damages and not as a penalty). Such interest is computed for the actual number of days elapsed from (and including) the due date for payment to (but excluding) the date paid on the basis of a year of 360 days, and shall be paid on demand from Lessor.

          (b)   Interest payable under Section 6.3(a) which is not paid when due for payment may be added to the overdue amount at intervals of 30 days. Interest is payable on the increased overdue amount at the Default Rate and in the manner set out in Sections 6.3(a) and (b).

          (c)   Lessee's obligation to pay the outstanding amount on the date it becomes due for payment is not affected by Section 6.3(a).

          6.4    Payments in United States Dollars.    All amounts to be paid hereunder shall be paid in U.S. Dollars, in immediately available funds. The specification of U.S. Dollars in this transaction is of the essence and U.S. Dollars shall be the currency of account in any and all events. The obligations of Lessee hereunder shall not be discharged by an amount paid in another currency, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion to U.S. Dollars and transferred to Lessor at Lessor's account under normal banking procedures does not yield the amount of U.S. Dollars owing to Lessor. If Lessor receives an amount in respect of Lessee's liability under this Agreement, or if such liability is converted into a claim, proof, judgment or order, in a currency other than U.S. Dollars, Lessee will indemnify Lessor and Owner Participant on an After-Tax Basis and as an independent obligation against any loss arising out of or as a result of such receipt or conversion. If the amount received by Lessor, when converted into U.S. Dollars (at the market rate at which Lessor is able on the relevant date to purchase U.S. Dollars in New York with that other currency) is less than the amount owed in U.S. Dollars, Lessee will, forthwith on demand, pay to Lessor (on an After-Tax Basis) an amount in Dollars equal to the deficit. In addition, Lessee waives any right it may have in any jurisdiction to pay any amount due or to become due hereunder in a currency other than U.S. Dollars.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

        Section 7.    Representations, Warranties and Covenants.

          7.1    Lessee's Representations, Warranties and Covenants.    Lessee represents, warrants and covenants to Lessor as at the date of this Agreement and on the Delivery Date, on the basis of the facts and circumstances as at the relevant date, that:

            (a)    Organization; Qualification.    Lessee is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware and has the corporate power and authority to conduct the business in which it is currently engaged and to own or hold under lease its properties and to enter into and perform its obligations under Lessee Operative Agreements. Lessee is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it does business and in which the failure to be so qualified would give rise to a Material Adverse Change of Lessee.

            (b)    Corporate Authorization.    Lessee has taken (or will take as and when required by the terms hereof), or caused to be taken (or cause to be taken when required by the terms hereof), all necessary corporate action (including, without limitation, the obtaining of any consent or approval of stockholders required by its certificate of incorporation or by-laws) to authorize the execution and delivery of each of Lessee Operative Agreements, and the performance of its obligations thereunder.

            (c)    No Violation.    The execution and delivery by Lessee of Lessee Operative Agreements, the performance by Lessee of its obligations thereunder and the consummation by Lessee on the Delivery Date of the transactions contemplated thereby, do not and will not (a) violate any provision of its certificate of incorporation or by-laws of Lessee, (b) violate any applicable Law or judgment of any Government Entity having jurisdiction over Lessee or any of its activities or properties or (c) violate or constitute any default under, or result in the creation of any Lien (other than Permitted Liens) upon any property of Lessee under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, loan or other material agreement, instrument or document to which Lessee is a party or by which Lessee or any of its properties is bound.

            (d)    Approvals.    The execution and delivery by Lessee of Lessee Operative Agreements, the performance by Lessee of its obligations thereunder and the consummation by Lessee on the Delivery Date of the transactions contemplated thereby do not and will not require the consent or approval of, or the giving of notice to, or the registration with, or the recording or filing of any documents with, or the taking of any other action in respect of, (a) any trustee or other holder of any Debt of Lessee and (b) any Government Entity, except, in each case, for those that have been (or will on or before the Delivery Date have been) obtained (true and complete copies of which have been delivered to Lessor) or as listed in Section 7.1(h).

            (e)    Valid and Binding Agreements.    Lessee Operative Agreements have been (or will be upon execution thereof) duly authorized, executed and delivered by Lessee and, assuming the due authorization, execution and delivery thereof by the other party or parties thereto, constitute the legal, valid and binding obligations of Lessee and are enforceable against Lessee in accordance with the respective terms thereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights of creditors generally and general principles of equity, whether considered in a proceeding at law or in equity.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

            (f)    Litigation.    There is no action, suit, claim or proceeding now pending or, to the knowledge of Lessee, threatened, against Lessee, before any court, governmental body, arbitration board, tribunal or administrative agency, which is reasonably likely to be determined adversely to Lessee and if determined adversely to Lessee would result in a Material Adverse Change to Lessee.

            (g)    Financial Condition.    The audited financial statements of Holdings for each financial year are certified by independent auditors and as delivered to Lessor have been prepared in accordance with GAAP which have been consistently applied and fairly present the financial position of Holdings and its consolidated subsidiaries (including Lessee) as at such date and the results of the operations of Lessee for the financial year ended on such date and, as at such date, Holdings did not have any significant liabilities (contingent or otherwise) or any unrealized or anticipated losses which are not disclosed by, or reserved against in, such financial statements and there has been no Material Adverse Change in Holdings or Lessee since publication of such financial statements.

            (h)    Registration and Recordation.    Except for (a) the registration of the Aircraft with the FAA pursuant to the Act in the name of Lessor, (b) the filing for recordation of the FAA Filed Documents, (c) the filing of the Financing Statements (and continuation statements relating thereto at periodic intervals), (d) the taking of possession and retention by Security Trustee of the original chattel paper counterparts of this Agreement and Lease Supplement, (e) the affixation of the nameplates referred to in Section 4 of Schedule 7 of this Agreement, and (f) the registration of the International Interests with the International Registry in respect of the Aircraft, Engines, the Security Agreement, if any, and this Agreement, no other registration and no further filing or recording of this Agreement, the Security Agreement, if any, or any other instrument or document is necessary or advisable under the laws of the United States or any state therein to: (1) establish the priority, legality, validity or enforceability of the obligations of Lessee under this Agreement, or (2) fully protect, establish and perfect Lessor's title to and Lessor's and Security Trustee's interest in the Aircraft or their respective rights hereunder and thereunder as against Lessee and any other person in any applicable jurisdiction.

            (i)    Location.    Lessee's location (as such term is used in Section 9-307 of the UCC) is Delaware.

            (j)    No Default.    No Lease Default or Lease Event of Default has occurred and is continuing.

            (k)    No Event of Loss.    No Event of Loss has occurred with respect to the Airframe or any Engine, and, to the knowledge of Lessee, no circumstance, condition, act or event has occurred that, with the giving of notice or lapse of time or both gives rise to or constitutes an Event of Loss with respect to the Airframe or any Engine.

            (l)    Certificated Air Carrier.    Lessee is a Certificated Air Carrier and holds all licenses, certificates, permit from applicable Government Entities for the conduct of its business as a Certificated Air Carrier and performance of its obligations under this Agreement.

            (m)    Section 1110.    Lessor, as lessor under this Agreement is entitled to the benefits and protection of Section 1110 of the Bankruptcy Code in connection with its right to take possession of the Aircraft in the event of a case under Chapter 11 of the Bankruptcy Code in which Lessee is a debtor.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

            (n)    Solvency.    Lessee is solvent and able to pay its debts as the same fall due and the transactions contemplated by the Operative Documents to which Lessee is a party are of commercial benefit to it and in its commercial interest.

            (o)    Tax Returns.    Lessee has duly filed all material Tax returns that it is required by applicable Laws to file, has duly paid all material Taxes stated to be due and payable in such Tax returns and has duly paid all Taxes stated to be due in any communication issued by any taxing authority other than Taxes (i) which are being contested in good faith by appropriate proceedings in accordance with applicable Law, (ii) for which adequate reserves are maintained in accordance with GAAP, and (iii) the contest of which does not involve any risk of criminal penalty or any reasonable possibility of any sale, forfeiture, confiscation, seizure or loss of, or the imposition of a Lien (other than a Permitted Lien) on any Item of Equipment or any interest therein.

            (p)    Airport Charges.    Lessee has paid or caused to be paid all fees or charges assessed and due against it (or against any aircraft owned by or leased to or operated by it) by any airport or air navigation authority assessing landing or navigation fees or charges in respect of the Aircraft or any other aircraft owned by or leased or operated by it or is challenging such fees and charges in accordance with the terms hereof.

            (q)    Import.    All required import licenses and all customs formalities relating to the import of the Aircraft into the State of Registration have been obtained or complied with (or will have been obtained or complied with by the Delivery Date) and all Taxes payable in connection with the import of the Aircraft into the State of Registration have been (or will by the Delivery Date be) paid.

            (r)    Liens.    Neither Lessee nor its Affiliates have created any Liens (other than Permitted Liens) in relation to the Aircraft or the Insurances.

            (s)    Jurisdiction/Governing Law.    Lessee's:

                (i)  irrevocable submission under this Agreement and the Operative Documents to which it is a party to the jurisdiction of the courts specified in them;

               (ii)  agreement that this Agreement and the other Operative Documents to which Lessee is a party be governed by the law of the place specified in them; and

              (iii)  agreement not to claim any immunity to which it or its assets may be entitled,

    are legal, valid and binding under the laws of its jurisdiction of incorporation.

            (t)    Specifications.    Upon the occurrence of the Delivery Date, the Aircraft complies with the specifications set out in Schedule 1 (unless otherwise noted in the Lease Supplement or in any tripartite agreement among the Aircraft Manufacturer, Lessor and Lessee executed on or before the Delivery Date).

            (u)    No Immunity.    Lessee is subject to civil commercial law with respect to its obligations under this Agreement, neither Lessee nor any of its assets is entitled to any right of immunity and the entry into and performance of this Agreement by Lessee constitute private and commercial acts.

            (v)    Manufacturer Opinion.    No later than five Business Days after the Delivery Date, Lessee shall cause to be delivered an opinion of internal counsel to Airframe Manufacturer, in form and substance reasonably acceptable to Lessor and addressed to Lessor, Owner Participant and Security Trustee, it being agreed that Lessee shall use commercially reasonable efforts to obtain such opinion.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

            (w)    Value Added Taxes.    (i) On the date of this Agreement and the Delivery Date, Lessee does not have a place of business or a fixed establishment in Ireland and (ii) on or prior to the Delivery Date, Lessee will provide Lessor with a true, complete, and accurate Internal Revenue Service Form 6166, certifying that Lessee is a U.S. tax resident.

          7.2    Lessor's Representations, Warranties and Covenants.    Lessor represents, warrants and covenants to Lessee as at the date of this Agreement and on the Delivery Date, on the basis of the facts and circumstances as at the relevant date, that:

            (a)    Organization; Qualification.    Lessor is the owner trustee of a common law trust duly formed and validly existing under the laws of the State of Delaware and has the trust power and authority to conduct the business in which it is currently engaged and to own or hold under lease its properties and to enter into and perform its obligations under each of the Operative Documents and the Trust Agreement to which it is a party. Lessor is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it does business and in which the failure to be so qualified would give rise to a Material Adverse Change of Lessor.

            (b)    Authorization.    Lessor has taken (or will take as and when required by the terms hereof), or caused to be taken (or cause to be taken when required by the terms hereof), all necessary trust action to authorize the execution and delivery of each of the Operative Documents to which it is a party and the Trust Agreement, and the performance of its obligations thereunder.

            (c)    No Violation.    The execution and delivery by Lessor of the Operative Documents to which it is a party and the Trust Agreement, the performance by Lessor of its obligations thereunder and the consummation by Lessor on the Delivery Date of the transactions contemplated thereby, do not and will not (a) violate any provision of the Trust Agreement or any other constitutional or organizational document of Lessor, (b) violate any applicable Law or judgment of any Government Entity having jurisdiction over Lessor or any of its activities or properties or (c) violate or constitute any default under, or result in the creation of any Lien (other than Permitted Liens) upon any property of Lessor under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, loan or other material agreement, instrument or document to which Lessor is a party or by which Lessor or any of its properties is bound.

            (d)    Approvals.    The execution and delivery by Lessor of the Operative Documents to which it is a party and the Trust Agreement the performance by Lessor of its obligations thereunder and the consummation by Lessor on the Delivery Date of the transactions contemplated thereby do not and will not require the consent or approval of, or the giving of notice to, or the registration with, or the recording or filing of any documents with, or the taking of any other action in respect of, (a) any trustee or other holder of any Debt of Lessor and (b) any Government Entity, except for those that have heretofore been obtained (true and complete copies of which have been delivered to Lessee) or as listed in Section 7.1(h).

            (e)    Valid and Binding Agreements.    The Operative Documents to which Lessor is a party and the Trust Agreement have been (or will be upon execution thereof be) duly authorized, executed and delivered by Lessor and, assuming the due authorization, execution and delivery thereof by the other party or parties thereto, constitute the legal, valid and binding obligations of Lessor and are enforceable against Lessor in accordance with the respective terms thereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights of creditors generally and general principles of equity, whether considered in a proceeding at law or in equity.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

            (f)    Citizenship.    Lessor is a "citizen of the United States" as that term is defined in the Act and shall either remain a "citizen of the United States" as that term is defined in the Act or shall otherwise be qualified to register the Aircraft with the State of Registration assuming the State of Registration is the United States.

            (g)    Right to Lease the Aircraft.    On the Delivery Date, Lessor will have acquired such title to the Aircraft as conveyed to it by the Airframe Manufacturer pursuant to the Bill of Sale and shall have the right to lease the Aircraft to Lessee.

            (h)    Litigation.    There is no action, suit, claim or proceeding now pending or, to the knowledge of Lessor, threatened, against Lessor, before any court, governmental body, arbitration board, tribunal or administrative agency, which is reasonably likely to be determined adversely to Lessor and if determined adversely to Lessor would result in a Material Adverse Change to Lessor.

            (i)    No Immunity.    Lessor is subject to civil commercial law with respect to its obligations under this Agreement, neither Lessor nor any of its assets is entitled to any right of immunity and the entry into and performance of this Agreement by Lessor constitute private and commercial acts.

          7.3    Wilmington's Representations, Warranties and Covenants.    Wilmington represents, warrants and covenants to Lessee as at the date of this Agreement and on the Delivery Date, on the basis of the facts and circumstances as at the relevant date, that:

            (a)    Organization; Qualification.    Wilmington is a Delaware trust company duly formed, validly existing and in good standing under the laws of the State of Delaware and has the trust power and authority to conduct the business in which it is currently engaged and to own or hold under lease its properties and to enter into and perform its obligations under each of the Operative Documents to which it is a party and the Trust Agreement. Wilmington is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it does business and in which the failure to be so qualified would give rise to a Material Adverse Change to Wilmington.

            (b)    Authorization.    Wilmington has taken (or will take as and when required by the terms hereof), or caused to be taken (or cause to be taken as and when required by the terms hereof), all necessary trust action to authorize the execution and delivery of each of the Operative Documents to which it is a party and the Trust Agreement and the performance of its obligations thereunder.

            (c)    No Violation.    The execution and delivery by Wilmington of each of the Operative Documents to which it is a party and the Trust Agreement, the performance by Wilmington of its obligations thereunder and the consummation by Wilmington on the Delivery Date of the transactions contemplated thereby, do not and will not (a) violate any provision of its constitutional or organizational document, (b) violate any other applicable Law or judgment of any Government Entity having jurisdiction over Wilmington or any of its activities or properties or (c) violate or constitute any default under, or result in the creation of any Lien (other than Permitted Liens) upon any property of Wilmington under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, loan or other material agreement, instrument or document to which Wilmington is a party or by which Wilmington or any of its properties is bound.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

            (d)    Approvals.    The execution and delivery by Wilmington of the Operative Documents and the Trust Agreement to which it is a party, the performance by Wilmington of its obligations thereunder and the consummation by Wilmington on the Delivery Date of the transactions contemplated thereby do not and will not require the consent or approval of, or the giving of notice to, or the registration with, or the recording or filing of any documents with, or the taking of any other action in respect of, (a) any trustee or other holder of any Debt of Wilmington and (b) any Government Entity, except for those that have heretofore been obtained (true and complete copies of which have been delivered to Lessee) or as listed in Section 7.1(h).

            (e)    Valid and Binding Agreements.    The Operative Documents to which Wilmington is a party and the Trust Agreement have been (or will upon execution thereof be) duly authorized, executed and delivered by Wilmington and, assuming the due authorization, execution and delivery thereof by the other party or parties thereto, constitute the legal, valid and binding obligations of Wilmington and are enforceable against Wilmington in accordance with the respective terms thereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights of creditors generally and general principles of equity, whether considered in a proceeding at law or in equity.

            (f)    Citizenship.    Wilmington is a "citizen of the United States" as that term is defined in the Act and shall either remain a "citizen of the United States" as that term is defined in the Act or shall otherwise be qualified to register the Aircraft with the State of Registration assuming the State of Registration is the United States.

            (g)    Litigation.    There is no action, suit, claim or proceeding now pending or, to the knowledge of Wilmington, threatened, against Wilmington, before any court, governmental body, arbitration board, tribunal or administrative agency, which is reasonably likely to be determined adversely to Wilmington and if determined adversely to Wilmington would result in a Material Adverse Change to Wilmington.

            (h)    No Immunity.    Wilmington is subject to civil commercial law with respect to its obligations under this Agreement, neither Wilmington nor any of its assets is entitled to any right of immunity and the entry into and performance of this Agreement by Wilmington constitute private and commercial acts.

          7.4    Owner Participant's Representations, Warranties and Covenants.    Owner Participant represents, warrants and covenants to Lessee as at the date of this Agreement and on the Delivery Date, on the basis of the facts and circumstances as at the relevant date, that:

            (a)    Organization; Qualification.    Owner Participant is a private limited company duly incorporated and validly existing under the laws of Ireland and has the power and authority to conduct the business in which it is currently engaged and to own or hold under lease its properties and to enter into and perform its obligations under each of the Operative Documents to which it is a party and the Trust Agreement. Owner Participant is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it does business and in which the failure to be so qualified would give rise to a Material Adverse Change of Owner Participant.

            (b)    Authorization.    Owner Participant has taken (or will take as and when required by the terms hereof), or caused to be taken (or cause to be taken when required by the terms hereof), all necessary corporate action to authorize the execution and delivery of each of the Operative Documents to which it is a party and the Trust Agreement, and the performance of its obligations thereunder.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

            (c)    No Violation.    The execution and delivery by Owner Participant of the Operative Documents to which it is a party and the Trust Agreement, the performance by Owner Participant of its obligations thereunder and the consummation by Owner Participant on the Delivery Date of the transactions contemplated thereby, do not and will not (a) violate any provision of its organizational documents, (b) violate any applicable Law or judgment of any Government Entity having jurisdiction over Owner Participant or any of its activities or properties or (c) violate or constitute any default under, or result in the creation of any Lien (other than Permitted Liens) upon any property of Owner Participant under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, loan or other material agreement, instrument or document to which Owner Participant is a party or by which Owner Participant or any of its properties is bound.

            (d)    Approvals.    The execution and delivery by Owner Participant of the Operative Documents to which it is a party and the Trust Agreement, the performance by Owner Participant of its obligations thereunder and the consummation by Owner Participant on the Delivery Date of the transactions contemplated thereby do not and will not require the consent or approval of, or the giving of notice to, or the registration with, or the recording or filing of any documents with, or the taking of any other action in respect of, (a) any trustee or other holder of any Debt of Owner Participant and (b) any Government Entity, except for those that have heretofore been obtained (true and complete copies of which have been delivered to Lessee) or as listed in Section 7.1(h).

            (e)    Valid and Binding Agreements.    The Operative Documents to which Owner Participant is a party and the Trust Agreement have been duly authorized, executed and delivered by Owner Participant and, assuming the due authorization, execution and delivery thereof by the other party or parties thereto, constitute the legal, valid and binding obligations of Owner Participant and are enforceable against Owner Participant in accordance with the respective terms thereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights of creditors generally and general principles of equity, whether considered in a proceeding at law or in equity.

            (f)    Litigation.    There is no action, suit, claim or proceeding now pending or, to the knowledge of Owner Participant, threatened, against Owner Participant, before any court, governmental body, arbitration board, tribunal or administrative agency, which is reasonably likely to be determined adversely to Owner Participant and if determined adversely to Owner Participant would result in a Material Adverse Change of Owner Participant.

            (g)    No Immunity.    Owner Participant is subject to civil commercial law with respect to its obligations under this Agreement, neither Owner Participant nor any of its assets is entitled to any right of immunity and the entry into and performance of this Agreement by Owner Participant constitute private and commercial acts.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

            (h)    Treaty Qualification.    On the date of this Agreement, Owner Participant qualifies for the benefits of the Convention Between the Government of the United States of America and the Government of Ireland for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with respect to Taxes on Income and Capital Gains which entered into force on December 17, 1997, together with any protocols thereto, exchanges of notes with respect thereto, and amendments thereof (in each case effective on or prior to the date of this Agreement) (the "U.S.-Ireland Income Tax Treaty") and, absent a change in the U.S.-Ireland Income Tax Treaty or other applicable Law (in each such case effective after the date of this Agreement), reasonably expects that it will continue to so qualify at all times through the Termination Date. For the avoidance of doubt, Owner Participant shall be treated for purposes of this Section 7.4(h) as qualifying for the benefits of the U.S.-Ireland Income Tax Treaty only if it meets each and every condition and limitation under the U.S.-Ireland Income Tax Treaty necessary in order for Owner Participant to receive Rent, Supplemental Rent, Agreed Value, and other amounts paid by Lessee to Lessor pursuant to this Agreement free of United States federal withholding Taxes (including, without limitation, the "Resident" and one of the "Limitation of Benefits" provisions of the U.S.-Ireland Income Tax Treaty). On the date of this Agreement and the Delivery Date, Owner Participant does not have, and has no reason to believe that it will at any time up to and including the Termination Date have, a "permanent establishment" within the United States, within the meaning of the U.S.-Ireland Income Tax Treaty (a "Permanent Establishment").

          Section 8.    Covenants.

          8.1    General Covenants.    Lessee covenants to Lessor and Owner Participant that it will:

          (a)   preserve and maintain (i) subject to clause (e) below, its corporate existence and (ii) all of its rights, privileges and franchises in every jurisdiction in which the character of the property owned or the nature of the business transacted by it makes licensing or qualification necessary;

          (b)   pay or cause to be paid (i) all Taxes required by applicable Laws to be paid by it (whether such Taxes are imposed upon it or upon its income and profits or upon any property belonging to it or otherwise) prior to the date on which any penalty accrues, except Taxes which it is contesting in good faith by appropriate proceedings provided that such contest does not involve any risk of criminal penalty or any reasonable possibility of sale, forfeiture, confiscation, seizure or loss of, or the imposition of any Lien on, any Item of Equipment or any interest therein, and (ii) all other lawful claims which, if not paid, are reasonably likely to result in the imposition of a Lien upon the Aircraft or any part thereof;

          (c)   remain duly qualified to operate the Aircraft under applicable Law;

          (d)   maintain in full force and effect all governmental consents, licenses, authorizations, approvals, declarations, filings and registrations obtained or effected in connection with this Agreement and every document or instrument contemplated hereby and to take all such additional action as may be necessary in connection herewith or therewith. Lessee further undertakes to timely obtain or effect any new or additional governmental consents, licenses, authorizations, approvals, declarations, filings or registrations as may become necessary for Lessee's performance of its obligations hereunder and under each of the other Operative Documents to which Lessee is a party;

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          (e)   not enter into any transaction (a "Transaction") without the prior written consent of Lessor (whether by way of reconstruction, reorganization, consolidation, amalgamation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its liabilities, property and assets would become the liabilities, property and assets of the entity resulting therefrom (the "Successor") unless:

              (i)  no Lease Event of Default has occurred and is continuing or would result from the Transaction;

             (ii)  the Successor is a corporation or a limited liability company existing under the laws of the U.S. or one of its states;

            (iii)  the Successor is a Certificated Air Carrier;

            (iv)  the tangible net worth of the Successor is not less than that of Lessee immediately prior to the Transaction; and

             (v)  the Successor becomes liable for the obligations of Lessee under the Operative Documents to which Lessee is a party as a result of the Transaction.

          Any breach by Lessee of this Section 8.1(e) shall be deemed a "Change of Control Event."

          (f)    notify Lessor and Owner Participant of any change to Lessee's registered office for service of process or any change in Lessee's jurisdiction of incorporation not more than 30 days following such change;

          (g)   not (i) except as otherwise permitted in this Agreement, voluntarily suspend its certificated operation of the Aircraft or its fleet of Airbus A330's or (ii) permit to be revoked, canceled or otherwise terminated, whether by act or omission, all or substantially all of the franchises, concessions, permits, rights or privileges required for the conduct of business and operations of Lessee or the free and continued use and exercise thereof;

          (h)   pay promptly when due all navigation and en-route charges and all other charges payable by Lessee for the use of or services provided at any airport, whether in respect of the Aircraft or any other aircraft in Lessee's fleet;

          (i)    not represent or hold out Lessor, Owner Participant, any Financier or any Affiliate of the foregoing as carrying goods or passengers on the Aircraft or being in any way connected to operation of the Aircraft;

          (j)    If any Items of Equipment delivered to Lessor by Lessee in connection with this Agreement are required by this Agreement to have a validity and effectiveness for the Lease Term, but have or are of a duration or effectiveness that is for less than the Lease Term when originally delivered, cause replacements, extensions or supplements thereof to be timely delivered to Lessor during the Lease Term to ensure that Lessor maintains at all times during the Lease Term the benefits initially afforded by such items and the continued effectiveness and validity of the same for the Lease Term;

          (k)   not, directly or indirectly, create, incur, assume or suffer to exist any Lien on or with respect to this Lease, any Item of Equipment, title thereto or any interest therein, except for Permitted Liens. Lessee shall promptly, at its own expense, take such action as may be necessary to duly discharge any such Lien not excepted above if the same shall arise at any time with respect to any Item of Equipment; and

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          (l)    ensure that if the Aircraft is in effect used and enjoyed in Ireland and, if at such time the Aircraft is not used by a transport undertaking operating for reward chiefly on international routes, then Lessee shall promptly notify Lessor in writing and shall reasonably cooperate (at Owner Participant's cost) to prepare and file such Irish value added Tax forms as may be reasonably required to ensure that Irish value added Tax does not apply to Rent, Supplemental Rent, Agreed Value, and other amounts paid by Lessee under this Agreement.

          8.2    Operation and Use.    Lessee undertakes to comply with the operation and use provisions set out in Schedule 7.

          8.3    Maintenance, Alterations, Repairs, Pooling and Inspection.    Lessee undertakes to comply with the maintenance, alteration, repairs, pooling and inspection provisions set out in Schedule 8.

          8.4    Monthly Report.    Lessee undertakes to furnish to Lessor within ten days after the end of every month during the Lease Term and until Redelivery a report on the Aircraft and each Engine in the form of Schedule 11.

          8.5    Provision of Information.    Lessee undertakes to:

          (a)   as soon as practicable after the end of the first, second and third quarterly fiscal periods in each fiscal year of Holdings, and in any event within 60 days thereafter (or, if Holdings has obtained an extension from the SEC to file its Form 10-Q, within 90 days), provide Lessor a copy of the Form 10-Q (excluding exhibits) filed by Holdings with the SEC for such quarterly period; or if no such Form 10-Q was so filed, its consolidated balance sheet and related statements of operations and cash flows as of the end of and for such fiscal quarter (in the case of the statement of operations) and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, prepared in accordance with GAAP, subject to normal year-end audit adjustments;

          (b)   as soon as practicable after the end of each fiscal year, and in any event within 120 days thereafter, provide Lessor a copy of the Form 10-K (excluding exhibits) filed by Holdings with the SEC for such fiscal year, or, if no such Form 10-K was so filed, its audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Holdings' independent public accountants of recognized national standing to the effect that such consolidated financial statements present fairly in all material respects the consolidated financial condition and results of operations of Holdings and its Subsidiaries (including Lessee) on a consolidated basis in accordance with GAAP;

          (c)   provide, within ten Business Days of Lessor's reasonable request, which request may be made no more frequently than once in each calendar quarter while no Lease Event of Default is continuing (and while a Lease Event of Default is continuing, at any time without such limitation), all information regarding any Item of Equipment, any engine installed on the Airframe, and the use, location and condition of the Aircraft, including without limitation, the hours remaining until the next scheduled check, inspection, overhaul or shop visit;

          (d)   promptly notify Lessor of any Lease Default or Lease Event of Default of which it becomes aware or any other event which would be likely in Lessee's reasonable opinion to adversely affect Lessee's ability to perform any of its obligations under the Operative Documents; and

          (e)   as soon as practicable, give to Lessor such other information relating to Lessee's or Holdings' financial condition, operations, business and property as Lessor may from time to time reasonably request.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          8.6    Insurance.

            (a)    Insurance.    Lessee will maintain the Insurances in full force during the Lease Term, and thereafter as expressly required in this Agreement, which shall be in line with best industry practice for comparable operators and shall be through such brokers and with such insurers of recognized standing in the London and/or New York markets and having such deductibles and subject to such exclusions as may be approved by Lessor from time to time. The Insurances shall in any event meet the requirements set out in Schedule 9 which may be amended from time to time by Lessor, following reasonable notice to Lessee, so that the scope and level of cover is maintained in line with generally accepted industry-wide practice for airlines similarly situated with, and operating similar aircraft as, Lessee such that the interests of Lessor and each Indemnified Party are prudently protected.

            (b)    Change.    If at any time Lessor wishes to revoke its approval of any insurer, reinsurer, insurance or reinsurance, Lessor and/or its brokers will consult with Lessee and Lessee's brokers (as for the time being approved by Lessor) regarding whether that approval should be revoked to protect the interests of the parties insured. If, following such consultation, Lessor considers (acting reasonably) that any change should be made, Lessee will then arrange or procure the arrangement of alternative cover reasonably satisfactory to Lessor.

            (c)    Insurance Undertakings and Information.    Lessee will:

                (i)  comply with the terms and conditions of each policy of the Insurances and not do, knowingly consent or agree to any act or omission which:

                (A)  invalidates or may invalidate the Insurances; or

                (B)  renders or may render void or voidable the whole or any part of any of the Insurances; or

                (C)  brings any particular liability within the scope of an exclusion or exception to the Insurances, unless such risk is covered by other insurance, if economically feasible;

               (ii)  not take out without the prior written approval of Lessor any insurance or reinsurance in respect of the Aircraft other than that which is required under this Agreement unless relating solely to hull total loss, business interruption, profit commission and deductible risk;

              (iii)  commence renewal procedures at least 30 days prior to expiry of any of the Insurances and provide to Lessor:

                (A)  if requested by Lessor, a written status report of renewal negotiation 14 days prior to each expiry date;

                (B)  confirmation of completion of renewal prior to each policy expiry date;

                (C)  certificates of insurance (and where appropriate certificates of reinsurance), and broker's (and any reinsurance broker's) letter of undertaking in a form acceptable to Lessor in English, detailing the coverage and confirming the insurers' (and any reinsurers') agreement to the specified insurance requirements of this Agreement within seven days after each renewal date;

              (iv)  prior to the Delivery Date and on each renewal date, provide to Lessor copies of documents or other information evidencing the Insurances;

               (v)  be responsible for any deductible under the Insurances

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

              (vi)  provide any other insurance and reinsurance related information, or assistance, in respect of the Insurances as Lessor may reasonably require;

             (vii)  maintain insurance in respect of the Aircraft for the purposes of the Operative Documents which incorporates the terms and conditions of Airline Finance/Lease Contract Endorsement AVN67B (or any updated version thereof if such updated endorsement shall be the general aviation industry standard) or other language usual and customary in the international airline industry into such insurance. In that event, to the extent that any provision of AVN67B (or any updated version thereof if such updated endorsement shall be the general aviation industry standard) conflicts or is otherwise inconsistent with the requirements of the Operative Documents relating to insurance, then (so long as it shall be general practice to insure aircraft financed or leased on the basis of such endorsement) such conflicting or inconsistent provision of AVN67B (or any updated version thereof if such updated endorsement shall be the general aviation industry standard) shall prevail and such endorsement shall, to the extent of any inconsistency, be deemed to satisfy the requirements of the Operative Documents; and

            (viii)  forthwith notify Lessor of any event (including an Event of Loss) which will or may give rise to a claim under any required policy in excess of the Damage Notification Threshold.

            (d)    Failure to Insure.    If Lessee fails to maintain the Insurances in compliance with this Agreement, each of the Indemnified Parties will be entitled but not bound (without prejudice to any other rights of Lessor under this Agreement):

                (i)  to pay the premiums due or to effect and maintain insurances satisfactory to it or otherwise remedy Lessee's failure in such manner (including to effect and maintain an "owner's interest" policy) as it considers appropriate. Any sums so expended by it will become immediately due and payable by Lessee to Lessor together with interest thereon at the Default Rate, from the date of expenditure by it up to the date of reimbursement by Lessee; and

               (ii)  at any time while such failure is continuing to require the Aircraft to remain at any airport or to proceed to and remain at any airport designated by it until the failure is remedied to its satisfaction.

            (e)    Continuing Indemnity.    Lessee shall effect and maintain insurance after the Termination Date with respect to its liability under this Section 8.6 for two years, and such insurance shall name each Indemnified Party as an additional insured.

          Section 9.    Loss or Damage to the Aircraft.

          9.1    Event of Loss.    Lessee shall promptly notify Lessor of:

          (a)   any Event of Loss; or

          (b)   any other loss or damage to the Aircraft in excess of the Damage Notification Threshold, and each of Lessee and Lessor shall supply the other all necessary information, documentation and assistance which may reasonably be required by Lessor in connection with making any claim under the Insurances.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          9.2    Payment on Event of Loss.

          (a)   If an Event of Loss occurs in respect of the Airframe (with or without the Engines) during the Lease Term, Lessee shall pay, or procure that the insurer pays, to Lessor (or to any Financier or Security Trustee, as applicable, named as loss payee under the Insurances) as soon as reasonably practicable but in any event within 90 days after the Event of Loss Date or, if earlier, the third Business Day following the date such insurance proceeds are received, the Agreed Value together with all Rent, Supplemental Rent and other amounts then due and payable under Operative Documents to which Lessee is a party. Any insurance proceeds payable following an Event of Loss under the Insurances in excess of the Agreed Value may be paid to Lessee or its order.

          (b)   Upon such payment being made, (i) this Agreement and the obligations of Lessee hereunder, including, without limitation, the obligation to pay Rent and Supplemental Rent, are terminated subject to Section 13.7 and (ii) Lessor shall return the Security Deposit or Security Deposit LC, as applicable, to Lessee in accordance with Section 5.5(b).

          (c)   The Net Event of Loss Proceeds received by Lessor (or such other person as may be designated as loss payee) from Lessee or the insurer pursuant to this Section 9.2 shall be applied as follows:

              (i)  first, in discharge of any unpaid Rent, Supplemental Rent and any other amounts (other than the Agreed Value) due and payable by Lessee under or in connection with the Operative Documents but unpaid;

             (ii)  second, in discharge of the Agreed Value; and

            (iii)  third, payment of the balance, if any, to Lessee.

          9.3    Co-operation Regarding Claims.    Lessee shall co-operate with Lessor, Security Trustee and each Financier to procure the payment by the insurer of the Agreed Value upon any Event of Loss of the Aircraft.

          9.4    Payment of Rent on Event of Loss.    Lessee shall continue to pay Rent on the days and in the amounts required under this Agreement notwithstanding any Event of Loss provided that no further installments of Rent shall become due after the date on which all sums due under Section 9.2(a) shall have been paid in full, and on such date the Lease Term shall terminate and Lessor shall, at Lessee's cost and subject to the rights (if any) of the insurer, cause title to the Aircraft (and to any surviving Engine) to be conveyed to Lessee free and clear of all rights of Lessor and all Indemnified Parties and Lessor Liens but otherwise on an as-is where-is basis, without recourse to or warranty by Lessor or any Financier (free of Lessor's Liens and defects in title resulting from Lessor's or Owner Participant's acts).

          9.5    Repairable Damage.    In the event of repairable damage to the Aircraft or any of the Engines and subject to no Lease Default under Section 10.1(a) or Lease Event of Default having occurred and continuing, all insurance proceeds which may be payable by the insurers of the Aircraft shall be paid to (a) Lessee in respect of all loss or damage Lessee has made good (or caused to be made good), or (b) the repairer for the cost of the completed repair works, or (c) to the vendor of any new or replacement Engine or Part for the cost of such new or replacement Engine or Part provided that, in relation to (a) and (b) above, Lessee furnishes to Lessor confirmation reasonably satisfactory to Lessor that the repairs have been carried out in accordance with the terms of this Agreement. Any such insurance proceeds payable following the occurrence of a Lease Event of Default (or not otherwise applied in the manner described above) shall be applied in such manner as Lessor may direct.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          9.6    Payment of Repairs.    In the event of repairable damage to the Aircraft or any of the Engines, or an Engine Event of Loss, and if the insurance moneys paid in respect thereof are insufficient to pay the cost or estimated cost of making good or repairing such damage or the cost of purchasing a Replacement Engine, Lessee will pay the deficiency within two Business Days of demand from Lessor provided such amounts are due and payable.

          9.7    Engine Event of Loss.    Lessee shall promptly notify Lessor of the occurrence of an Engine Event of Loss and shall as soon as reasonably practicable but no later than 120 days after the occurrence of such Engine Event of Loss, convey or cause to be conveyed to Lessor (or as Lessor may otherwise direct), as replacement for such Engine, title, free and clear of all Liens other than Permitted Liens, to a Replacement Engine. At the time of any such conveyance, Lessee shall (a) deliver to Lessor a bill of sale in favor of Lessor with respect to such Replacement Engine and (b) take such other actions and furnish such other certificates and documents as Lessor may reasonably require in order to ensure that the Replacement Engine is duly and properly conveyed to Lessor and leased to Lessee to the same extent as the Engine replaced thereby and leased hereunder. Such engine shall, after such transfer, be deemed part of the property leased hereunder and shall be deemed an Engine. Upon full compliance by Lessee with the terms of this Section 9.7, the leasing of the replaced Engine with respect to which such Engine Event of Loss occurred shall cease and title to such Engine shall thereupon (subject to any salvage rights of the insurer) vest in Lessee free and clear of all rights of Lessor and all Indemnified Parties and Lessor Liens but otherwise without recourse to or warranty by Lessor or any Financier (free of Lessor's Liens and defects in title from Lessor's or Owner Participant's acts). If Lessor or Financier receives any insurance proceeds relating to such Engine Event of Loss, Lessor will (or will procure that Financier will) promptly, subject to compliance by Lessee with its obligations under this Section 9.7 and so long as no Lease Default or Lease Event of Default has occurred and is outstanding, remit such proceeds to Lessee. No Engine Event of Loss with respect to any Engine that is replaced in accordance with the provisions of this Section 9.7 shall result in any increase or decrease of Rent or the Agreed Value. Except as provided in this Section 9.7, Lessee shall have no right to replace an Engine with a Replacement Engine.

        Section 10.    Default.

          10.1    Events of Default.    Each of the events or circumstances set out in this Section is a Lease Event of Default:

          (a)   Lessee fails to pay when due at the place at and in the currency in which it is expressed to be payable:

              (i)  any Rent or Agreed Value payable by it hereunder and that sum is not paid within five Business Days after the due date or the date of receipt of any demand (if payable on demand); or

             (ii)  any other amount payable by it under the Operative Documents to which Lessee is a party and such failure shall continue for five Business Days after written demand by Lessor; or

          (b)   Lessee fails to comply with any provision of Section 8.6 or Schedule 9 or any of the Insurances is not maintained or is cancelled or terminated or becomes invalid or unenforceable as a result of a breach of its respective terms or notice of cancellation is given in respect of any such insurance and the same is not renewed or replaced at least five Business Days prior to such cancellation's taking effect in respect of the Insurances or the Aircraft is operated at any time when or in any place where the Insurances are not in full force and effect; or

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          (c)   any representation or warranty of Lessee under an Operative Document to which Lessee is a party or any certificate provided by Lessee pursuant to an Operative Document to which Lessee is a party (other than financial statements and other documents, including exhibits, filed with the SEC capable of being amended or updated) was incorrect or misleading in any material respect when made or deemed to be repeated, unless the representation and warranty is capable of remedy and is remedied within 30 days of Lessor giving Lessee written notice of such inaccuracy; or

          (d)   Lessee fails to perform its obligations under any Operative Document (other than a failure to which another paragraph of this Section is applicable) unless, save to the extent otherwise provided in this Agreement, the failure is capable of remedy and is remedied within 30 days after the Lessor giving Lessee written notice of the failure and requiring such remedy; provided, however, if such failure cannot be remedied within such 30 day period and Lessee is taking all such action as Lessor deems appropriate and necessary to remedy such failure, such period shall be extended for an additional 60 days (but only so long as Lessor's rights hereunder would not be prejudiced and so long as it reasonably appears that such failure can be remedied within such additional 60 day period); or

          (e)   Lessee becomes or admits to being Insolvent or an Insolvency Event occurs concerning Lessee; or

          (f)    Lessee ceases to carry on its business as an operating airline; or

          (g)   final judgment for the payment of money in excess of $5,000,000 (or the equivalent in any other currency) shall be rendered against Lessee and same shall remain unpaid, unstayed, unbounded or undischarged for a period of 30 days.

          (h)   Lessee fails to return the Aircraft under this Agreement at the Redelivery Location in compliance with the Return Conditions on the last day of the Lease Term or as otherwise required under this Agreement; or

          (i)    Lessee or any person lawfully claiming by or through Lessee challenges the existence, validity, enforceability or priority of the rights of Lessor or Owner Participant in respect of the Aircraft under this Agreement or Lessor's title to the Aircraft; or

          (j)    Lessee shall cease to be a Certificated Air Carrier; or

          (k)   (i) Lessee rescinds or purports to rescind or repudiate or purports to repudiate this Agreement or any Operative Document to which Lessee is a party or any assignment for security of any Permitted Sublease or (ii) this Agreement or any Operative Document to which Lessee is a party ceases to be in full force for any reason due to any action or inaction of Lessee, and, in the case of this subclause (ii), if such unenforceability is susceptible to cure, Lessee has not cured the same within two Business Days; or

          (l)    Lessee suspends or threatens to suspend or cease to carry on all or a substantial part of its business; or

          (m)  [Reserved]; or

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          (n)   (i) to the extent a Letter of Credit is issued, Lessee fails to deliver, maintain, renew, extend, increase or re-issue any such Letter of Credit (or other security document) when and in the manner required under this Agreement and such failure remains unremedied for a period of two Business Days after the Lessor giving Lessee written notice of such failure unless Lessee has paid to the Primary Account, an amount of cash equal to the required face value of that Letter of Credit, or (ii) if Lessee fails to restore the Security Deposit LC or Security Deposit or Maintenance Reserves to the extent applied by Lessor in connection with a Lease Event of Default in accordance with Sections 5.4(h) or 5.6(e); or

          (o)   there is a Change of Control Event with respect to Lessee.

          10.2    Lessor Rights upon Lease Event of Default.

          (a)   If a Lease Event of Default occurs and at any time thereafter so long as such Lease Event of Default is continuing, Lessor may (without prejudice to any other rights of Lessor and Owner Participant under this Agreement or at law) declare this Agreement to be in default and by written notice to Lessee do any one or more of the following:

              (i)  apply and/or set off against any of Lessee's obligations hereunder and under any of the other Operative Documents to which Lessee is a party and Lessor's and Owner Participant's costs, damages, expenses and disbursements incurred in connection with such Lease Event of Default, at Lessor's discretion, all amounts paid to Lessor in respect of Security Deposit or Maintenance Reserves pursuant to this Agreement, as well as any other amounts paid by Lessee under any Operative Document; and/or

             (ii)  do anything that may be required to cure the Lease Event of Default (notwithstanding Lessor having no obligation or responsibility to do so and without prejudice to Lessor's right to treat any such non-compliance by Lessee as a Lease Event of Default under this Agreement) and recover from Lessee all costs and expenses incurred in doing so; and/or

            (iii)  accept such repudiation and by notice to Lessee and with immediate effect unilaterally terminate the leasing of the Aircraft or if the Lease Event of Default occurs prior to the Delivery Date, the obligation to lease the Aircraft under this Agreement whereupon the rights of Lessee under this Agreement shall cease (but without prejudice to the continuing obligations of Lessee that expressly survive the termination of this Agreement); and/or

            (iv)  proceed by appropriate court action to enforce performance by Lessee of this Agreement and/or to recover damages for the breach of this Agreement; and/or

             (v)  deregister or re-register the Aircraft. Lessee will at the request of Lessor immediately take all steps necessary to effect (if applicable) deregistration of the Aircraft and its export from the country where the Aircraft is for the time being situated, and any other steps necessary to enable the Aircraft to be redelivered to Lessor in accordance with this Agreement, and Lessee hereby irrevocably and by way of security for its obligations under this Agreement appoints (which appointment is coupled with an interest) Lessor as its attorney to execute and deliver any documentation, do any act or thing required in connection with the foregoing and grant all the powers and authorizations necessary for taking any of the foregoing actions; and/or

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

            (vi)  by notice to Lessee cancel this Agreement on and as of the date specified in such notice and (without further notice to Lessee) retake possession of the Aircraft, and Lessee agrees that Lessor may by its agents or representatives for this purpose enter upon Lessee's premises where the Aircraft may be located or cause the same to be redelivered to Lessor, and Lessor shall be entitled to act as attorney for Lessee in causing such redelivery or in directing pilots to fly the Aircraft to said airport for redelivery thereof to Lessor and shall have all the powers and authorizations legally necessary for taking such action (at Lessor's election); and/or

           (vii)  with or without taking possession thereof, sell by private or public sale, as Lessor may determine, or hold, use, operate or lease to others the Aircraft as Lessor in its sole discretion may determine, (all free and clear of any rights of Lessee) in each case to the extent permitted by applicable Law; and/or

          (viii)  exercise any other right or remedy which may be available to it under applicable Law or under the Cape Town Convention; and/or

            (ix)  require Lessee to pay to Lessor all amounts due and payable by Lessee to Lessor and/or any Indemnified Party under the Operative Documents to which it is a party as of the date of termination or cancellation of this Agreement; and/or

             (x)  in the event Lessor shall have obtained possession of the Aircraft as contemplated in Section 10.2(a)(vi) above or otherwise, but shall not have re-leased or sold the Aircraft, Lessor shall have the right (but without limiting any of its other rights hereunder or under applicable Law), by written notice to Lessee specifying a payment date, to demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the payment date specified in such notice: (A) all accrued but unpaid Basic Rent, Maintenance Reserves and any Supplemental Rent payable by Lessee for the Aircraft due to and including the payment date specified in such notice, plus (B) the aggregate unpaid Basic Rent for the Aircraft which would otherwise have accrued over the remainder of the Lease Term but for the Lease Event of Default, discounted monthly to present value as of the payment date specified in such notice at the Discount Rate. The amounts referred to in this Section 10.2(a)(x) shall continue to bear interest at the Default Rate from the payment date specified in said notice until payment is made. Following payment of all amounts payable by Lessee as provided in this Section 10.2(a)(x) and payment of all other amounts payable pursuant to any other provisions of this Agreement, including amounts payable in connection with Lessor's exercise of its remedies hereunder pursuant to this Section 10, if Lessor subsequently re-leases the Aircraft for any portion of the Lease Term that would have remained in effect hereunder if a Lease Event of Default had not occurred, Lessor shall refund to Lessee an amount equal to the basic rental payments paid to Lessor under the re-leasing, as the same are received by Lessor, for the period from the commencement of the term of the re-leasing to the date upon which the Lease Term for the Aircraft would have expired but for Lessee's default, but only to the extent of the Basic Rent referred to in clause (B) of this Section 10.2(a)(x) and any other Basic Rent or Supplemental Rent referred to in clause (A) of this Section 10.2(a)(x) are received by Lessor; provided always that Lessee shall not be entitled to any such refund under this Section 10.2(a)(x) if (x) such refund would result in Lessor receiving and retaining less than the full amount of all payments that Lessor would have been entitled to receive and retain under this Agreement (after giving effect to any discounting of future payments) if Lessee had fully performed its obligations hereunder throughout the entire Lease Term of this Agreement or (y) a Lease Event of Default has occurred under Section 10.1(e); and/or

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

            (xi)  in connection with each of the foregoing (except Section 10.2(a)(x)), require Lessee to pay to Lessor on demand and to indemnify Lessor and Owner Participant for, from and against the following: all damages, costs, fees, disbursements and expenses incurred or recoverable pursuant to applicable Law by Lessor and Owner Participant or in connection with such Lease Event of Default, including, but not limited to:

              (A)  all direct (but not incidental) losses, including lost profits (calculated on an After-Tax Basis) suffered by Lessor and Owner Participant because of Lessor's inability to place the Aircraft on lease with another lessee or inability to place the Aircraft on lease with another lessee on terms as favourable to Lessor as this Agreement and the other Operative Documents to which Lessee is a party or because whatever use, if any, to which Lessor is able to put the Aircraft upon its return to Lessor, or the amount received by Lessor upon a sale or other disposal of the Aircraft, is not as profitable to Lessor as leasing the Aircraft in accordance with the terms of this Agreement and the other Operative Documents to which Lessee is a party would have been, including, in each case, lost Basic Rent and Supplemental Rent payments during any remarketing period or during any period in which the Aircraft is placed in storage (and taking into account any expenses incurred by Lessor in remarketing the Aircraft and/or in modifying or reconfiguring the Aircraft to meet the requirements of an alternative lessee); and

              (B)  interest at the Default Rate on (A) any amounts due and payable by Lessee under this Agreement, but not paid, and (B) any judgment against Lessee issued by a court of competent authority until the same are paid in full; and

              (C)  any direct out-of-pocket loss, cost, expense or liability sustained or incurred by Lessor owing to Lessee's failure to redeliver the Aircraft on the date, at the place and in the condition required by this Agreement, including any costs, fees, disbursements and expenses incurred in (A) repossessing, storing, preserving, shipping, maintaining, repairing and refurbishing the Aircraft, any Engine or Part to the condition required by this Agreement and (B) preparing the Aircraft, any Engine or Part for sale or lease, advertising the sale or lease of any such Items and selling or re-leasing the same; and

              (D)  reasonable legal fees and other costs and expenses incurred by reason of the occurrence of any Lease Default or Lease Event of Default or the exercise of Lessor's remedies with respect thereto; and/or

           (xii)  in connection with Section 10.2(a)(x) above or Section 10.3 below, require Lessee to pay to Lessor on demand and to indemnify Lessor from and against the following:

              (A)  all losses related to Lessor putting the Aircraft in its required return condition in accordance with the terms of this Agreement and any expenses incurred by Lessor in remarketing the Aircraft and/or in modifying or reconfiguring the Aircraft to meet the requirements of an alternative lessee; and

              (B)  interest at the Default Rate on (A) any amounts due and payable by Lessee under this Agreement, but not paid, and (B) any judgment against Lessee issued by a court of competent authority until the same are paid in full; and

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

              (C)  any loss, cost, expense or liability sustained or incurred by Lessor owing to Lessee's failure to redeliver the Aircraft on the date, at the place and in the condition required by this Agreement, including any costs, fees, disbursements and expenses incurred in (A) repossessing, storing, preserving, shipping, maintaining, repairing and refurbishing the Aircraft, any Engine or any Part to the condition required by this Agreement and (B) preparing the Aircraft, any Engine or any Part for sale or lease, advertising the sale or lease of any such Items and selling or re-leasing the same; and

              (D)  reasonable legal fees and other costs and expenses incurred by reason of the occurrence of any Lease Default or Lease Event of Default or the exercise of Lessor's remedies with respect thereto; and/or

          (xiii)  require Lessee to pay and indemnify each Indemnified Party on demand and on an After-Tax Basis against any expense which such Indemnified Party may sustain or incur as a result or consequence of such Lease Event of Default, including (but not limited to) any loss, premium, penalty or expense which may be incurred in repaying funds raised to finance the Aircraft, any Engine or any Part or in unwinding any swap, forward interest rate agreement or other financial instrument, in each case relating in whole or in part to any financings by Lessor in connection with this Agreement (provided that, subject to and following all Indemnified Parties finally recovering all amounts payable to them under this Agreement such Indemnified Party shall pay any gains in the unwinding of any such swap, forward interest rate agreement or other financial instrument to Lessee), any Operative Document to which Lessee is a party, the Aircraft, any Engine or any Part or any rights thereunder or in connection therewith (including any interest, fees, penalties, breakage costs or other sums whatsoever paid or payable on account of funds borrowed, including funds borrowed in order to carry any unpaid Basic Rent, Supplemental Rent, any unpaid amount in respect of Maintenance Reserves, or Lessee's other Obligations hereunder); and/or

          (xiv)  require Lessee to redeliver possession of the Aircraft to Lessor at the Redelivery Location (or such other location as Lessor may require); and/or

           (xv)  exercise any other rights, and avail itself of any of any other remedies, provided by applicable Law.

  Without prejudice to Lessor's and Owner Participant's other remedies under this Agreement or any other Operative Document to which Lessee is a party, Lessee agrees that the occurrence of a Lease Event of Default shall entitle Lessor to automatically and unilaterally cancel or terminate this Agreement without requirement of judicial intervention for all legal purposes. All costs and expenses incurred or advanced by Lessor or Owner Participant for or on account of any obligations of Lessee hereunder or under any Operative Document to which Lessee is a party following the occurrence and continuation of a Lease Event of Default shall bear interest at the Default Rate from the date on which such expenditure is incurred by Lessor or Owner Participant until the date of reimbursement thereof by Lessee (both before and after any relevant judgment, if any).

          10.3    Present Value of Payments.    In calculating Lessor's and Owner Participant's damages hereunder, upon the occurrence of a Lease Event of Default all Rent (other than Maintenance Reserves) and other amounts (other than Maintenance Reserves) which would have been due hereunder during the Lease Term if a Lease Event of Default had not occurred, together with amounts, if any, scheduled to be paid by a new lessee after any re-lease of the Aircraft, will be calculated on a present value basis using a discount rate equal to the Discount Rate, discounted to the earlier of the date on which Lessor obtains possession of the Aircraft or Lessee makes an effective tender thereof.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          10.4    Damages After Re-Lease or Sale.    In the event Lessor shall have re-leased the Aircraft or shall have sold the Aircraft, Lessor, in lieu of exercising its rights under Section 10.2(x) above, (but without limiting any of its other rights hereunder or under applicable Law), may, if it shall so elect, demand that Lessee pay Lessor and Lessee shall pay Lessor, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent for the Aircraft due for the period commencing as of the commencement of the term of the re-leasing or the date of sale, as the case may be) any accrued but unpaid Basic Rent, Maintenance Reserves and Supplemental Rent for the Aircraft due up to and including the date of the commencement of the term of the re-leasing or the date of sale plus:

              (i)  in the case of a re-leasing, the excess of (A) the aggregate unpaid Basic Rent for the Aircraft which would otherwise have become due hereunder over the Lease Term but for the Lease Event of Default, discounted monthly to present value as of the date of the commencement of the term of the re-leasing at the Discount Rate, over (B) the aggregate basic rental payments to become due under the re-leasing from the date of the commencement of the term of the re-leasing to the date upon which the Lease Term for the Aircraft would have expired but for Lessee's default, discounted monthly to present value as of the date of the commencement of the term of the re-leasing at the Discount Rate, or

             (ii)  in the case of a sale, the excess of (A) the Agreed Value for the Aircraft, computed as of the Basic Rent payment date immediately preceding the date of sale, over (B) the net cash proceeds of such sale.

  For the avoidance of doubt, the amounts specified in this Section 10.4 shall continue to bear interest at the Default Rate from the date of the commencement of the term of the re-leasing or the date of sale, as the case may be, until payment is made.

          10.5    Remedies Cumulative.    Except as otherwise expressly provided above, no remedy referred to in this Section 10 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor; and the exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all of such other remedies. No express or implied waiver by Lessor of any Lease Default or Lease Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Lease Default or Lease Event of Default.

          10.6    Lessor's Exercise of Remedies.    In effecting any repossession of the Aircraft (including the Technical Records, any Engine, or Part) ("Repossessed Items"), Lessor and its representatives and agents, to the extent permitted by Law, shall:

          (a)   have the right to enter upon any premises where it reasonably believes the Repossessed Items to be located; and

          (b)   have the right to maintain possession of and dispose of the Repossessed Items on any premises owned by Lessee or under Lessee's control.

          10.7    Application of Payments Following Lease Default or Lease Event of Default.    Any and all payments received by Lessor under this Agreement and under any other Operative Document following the occurrence and continuation of a Lease Default or Lease Event of Default, whether in respect of Rent or otherwise, may be applied by Lessor to the obligations of Lessee hereunder and under the other Operative Documents to which Lessee is a party in any manner or order as Lessor may determine in its sole discretion, notwithstanding any instructions, directions or notice given by Lessee or any other person with respect to the application of such payments.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          10.8    Use of Termination Date.    If this Agreement is cancelled or the leasing of the Aircraft is otherwise terminated and the Aircraft is repossessed in connection with Lessor's exercise of remedies following the occurrence and continuation of a Lease Event of Default prior to the Scheduled Termination Date, then notwithstanding the use of the term "Termination Date" in this Agreement, the period of the Lease Term and the "Scheduled Termination Date" will be utilized in calculating the damages to which Lessor may be entitled to receive from Lessee pursuant to Section 10.2.

        Section 11.    Redelivery and End of Lease Term.

          11.1    Redelivery of the Aircraft.    Upon the expiry of the Lease Term (except as a result of an Event of Loss) Lessee shall deliver the Aircraft to Lessor:

          (a)   at the Redelivery Location;

          (b)   in the Return Condition; and

          (c)   free of all Liens (except for Lessor Liens).

          11.2    Non-Compliance.

          (a)   If at the time of Final Inspection Lessee has not fully complied with any of its obligations under this Agreement (including Schedule 6), or Lessee fails to make the Aircraft available to Lessor on a timely basis for inspection and redelivery pursuant to Section 11.1 and Schedule 6 (whether such failure is due to any act or omission of Lessee or any other circumstance whatsoever), the Lease Term shall be extended until the time when the Aircraft has been redelivered to Lessor in full compliance with this Agreement, for the sole purpose of enabling such non-compliance or failure to be promptly rectified and during such extension period:

              (i)  Lessee shall not use the Aircraft in flight operations except those related directly to the re-delivery of the Aircraft to Lessor;

             (ii)  all Lessee's other obligations and covenants under this Agreement will remain in full force until Lessee so redelivers the Aircraft; and

            (iii)  Lessee shall pay Basic Rent to Lessor at a rate per month equal to the amount of Basic Rent payable in respect of the last scheduled Rent Period plus twenty-five percent (25%), calculated on a per diem basis.

        Any such extension shall not prejudice Lessor's right to treat such non-compliance or failure as a Lease Event of Default at any time, and to enforce such rights and remedies as may be available to Lessor and Owner Participant in respect thereof under the terms of this Agreement or applicable Law. Without limiting the generality of the foregoing, Lessee's Basic Rent obligation under Section 11.2(a)(iii) above shall be without prejudice to Lessor's rights to terminate the leasing of the Aircraft pursuant to Section 10.2(a)(iii) and to indemnification pursuant to this Agreement.

          (b)   Lessor may elect (either on first tender of the Aircraft by Lessee or at any time during any extension period for tender of the Aircraft) to accept redelivery of the Aircraft notwithstanding non-compliance with the Redelivery Conditions, in which case Lessee will indemnify Lessor and Owner Participant, and provide cash to Lessor promptly following such time in an amount reasonably estimated by Lessor as the cost to Lessor of putting the Aircraft into the condition required by this Agreement. Any such payment in excess of the actual cost to Lessor of putting the Aircraft into the condition required by this Agreement will be promptly returned to Lessee by Lessor.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          11.3    Redelivery.    Upon Redelivery Lessee will provide to Lessor all documents, operational and personnel assistance, reasonably requested as necessary to export the Aircraft from the State of Registration (including a valid and subsisting export license and export certificate of airworthiness for the Aircraft) and required in relation to the deregistration of the Aircraft with the Aviation Authority.

          11.4    Acknowledgement.    Provided Lessee has complied with its obligations under this Section 11.1 and Schedule 6, following redelivery of the Aircraft by Lessee to Lessor at the Redelivery Location, Lessor will deliver to Lessee an acknowledgement confirming that Lessee has redelivered the Aircraft to Lessor in accordance with this Agreement.

          11.5    Minor Discrepancies.    Lessor may, in its discretion, without limiting Lessor's rights and Lessee's obligations specified herein and in the Operative Documents, accept redelivery of the Aircraft where there are minor discrepancies of the Aircraft where such minor discrepancies are (a) listed as aircraft discrepancies in Lessor's acknowledgment delivered pursuant to Section 11.4 and (b) do not individually or in the aggregate affect the airworthiness, marketability, delivery to or use of the Aircraft by the next operator thereof, each in the opinion of the Lessor, and Lessee shall indemnify Lessor in accordance with Section 11.2(b) for the cost to Lessor of putting the Aircraft into the condition required by this Agreement.

          11.6    Redelivery of Engines.

          (a)   Subject to this Section 11.6, Lessee shall redeliver each Engine to Lessor upon Redelivery.

          (b)   Lessee may, provided no Lease Default under Section 10.1(a) or Lease Event of Default has occurred and is continuing, and on at least six month's written notice prior to the Redelivery Date, substitute an engine of the same model from an Other Aircraft ("Substitute Engine") in place of an Engine at Redelivery; provided that the Substitute Engine:

              (i)  is subject to the TCA;

             (ii)  complies with the Return Conditions, including with respect to the maintenance compensation payment under Section 13 of Schedule 6;

            (iii)  is free and clear of all Liens other than Lessor Liens; and

            (iv)  has a value and utility (without regard to hours and cycles) at least equal to the Engine which it replaces, assuming the maintenance requirements set forth in this Agreement have been complied with respect to such Engine.

          (c)   If a Substitute Engine does not satisfy Section 11.6(b)(i), Lessor and Lessee shall agree in good faith on a maintenance condition compensation adjustment in respect of the Substitute Engine, which shall be satisfied by Lessor and the lessor of the relevant Other Aircraft agreeing to substitute the Maintenance Reserves held for Engine Performance Restoration in respect of the relevant Engine and Substitute Engine at the time of Redelivery.

        Section 12.    Subleasing and Wet Leasing.

          12.1    Subleasing.    Provided no Lease Default or Lease Event of Default has occurred and is continuing, Lessee may sublease the Aircraft to a Permitted Sublessee pursuant to a sublease (a "Permitted Sublease") provided the following conditions have been satisfied, each of which shall be required to be satisfied in relation to any Permitted Sublease prior to any subleasing pursuant to this Section:

              (i)  the Permitted Sublessee shall not be Insolvent and the jurisdiction of operation of the Permitted Sublessee shall be ICAO Category 1 at the time of entry into the sublease;

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

             (ii)  at least 15 Business Days prior to entering into any Permitted Sublease, Lessee shall give Lessor written notice, specifying the identity of the Permitted Sublessee, the term of the Permitted Sublease, the delivery date under the Permitted Sublease and the habitual base of the Permitted Sublessee;

            (iii)  the term of the Permitted Sublease shall not be capable of extending beyond the Termination Date;

            (iv)  a Permitted Sublease shall:

              (A)  not contain provisions inconsistent with the provisions of this Agreement (but may impose additional or more stringent obligations on any Permitted Sublessee than are imposed on Lessee under this Agreement); and

              (B)  provide that no further subleases of the Aircraft by such Permitted Sublessee are permitted;

             (v)  where Lessor requires, Lessee's rights under the Permitted Sublease shall be assigned to Lessor as security for Lessee's obligations to Lessor hereunder. Lessee shall procure that the Sublessee provide an acknowledgment of such assignment to Lessor, and Lessee shall cause the Permitted Sublease to be registered on the International Registry with such registration being assigned to Lessor and the right to discharge the Permitted Sublease registration being transferred to Lessor. While no Lease Default or Lease Event of Default is continuing, Lessor agrees to promptly discharge any registered Permitted Sublease at the request of the Lessee, provided that Lessee would be within its rights to do so under such Permitted Sublease. In any case the Permitted Sublease shall provide that (aa) it is subject and subordinate to this Agreement in all respects and the rights of the Permitted Sublessee thereunder are subject and subordinate in all respects to the rights of Lessor to the Aircraft (subject to the Lessee's right of quiet enjoyment under Section 3); (bb) prior to delivery of the Aircraft to the Permitted Sublessee (as a condition precedent thereof), the Permitted Sublessee shall provide an acknowledgement to Lessor, Owner Participant, Security Trustee, if any, and each Financier, if any, in a form reasonably satisfactory to Lessor, confirming its agreement to the assignment (if so required), and that its rights to possession of the Aircraft under the Permitted Sublease will terminate immediately upon the termination of the leasing of the Aircraft under this Agreement, and that it will redeliver the Aircraft to Lessor, upon notification from Lessor that a Lease Event of Default has occurred and that Lessor has, as a result thereof, terminated Lessee's right to possession of the Aircraft under this Agreement; and (cc) Lessee may terminate such Permitted Sublease following the occurrence of a Lease Event of Default where Lessor has terminated the leasing of the Aircraft under this Agreement as a result thereof;

            (vi)  Lessee shall remain primarily liable under this Agreement for the performance and observance of all its obligations to the same extent as if no Permitted Sublease had been entered into;

           (vii)  all insurance requirements under this Agreement shall be complied with either by Lessee or by the Permitted Sublessee as if references in the insurance provisions of this Agreement to the "Lessee" were references to "the Permitted Sublessee" (and Lessee shall provide or cause the Permitted Sublessee to provide the insurance certificate and brokers' letter of undertaking to Lessor at least three Business Days prior to the commencement of the Permitted Sublease);

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          (viii)  there shall be no change in the registration of the Aircraft from the United States unless all of the following requirements have been satisfied before the commencement of the Permitted Sublease:

              (A)  the proposed new State of Registration is a country in which the Sublessee is incorporated;

              (B)  at Lessee's cost, Lessee has entered into all documentation reasonably required by Lessor and Security Trustee to protect the interest of Lessor, Owner Participant, Security Trustee, if any, and Financiers, if any, in the Aircraft in the new State of Registration, including, without limitation, execution and delivery of a deregistration power of attorney in favor of Lessor, Owner Participant and/or Security Trustee (if the Permitted Sublessee is responsible (as the operator of the Aircraft) under any applicable Law in the new State of Registration for registering and deregistering the Aircraft); and

              (C)  a Landing Charges Letter shall have been fully executed by Lessee and Permitted Sublessee, as applicable;

            (ix)  [Reserved].

             (x)  Lessee shall provide to Lessor legal opinions, tax opinions (provided no tax opinion is required if the State of Registration remains the U.S.) and an opinion of Special FAA Counsel (in the case the State of Registration remains the U.S.), each in form and substance reasonably satisfactory to Lessor (at Lessee's or the Permitted Sublessee's expense) and addressed to Lessor, Owner Participant and Security Trustee, if any. Such legal opinions shall cover, among other things, the following matters:

                 (I)  the terms of the Permitted Sublease, the Subordination Acknowledgment and the other documents executed and delivered in connection with the Permitted Sublease are legal, valid, binding and (subject to customary qualifications) enforceable in the State of Registration;

                (II)  the Permitted Sublease is subject and subordinate to this Agreement in all respects and the rights of the Permitted Sublessee thereunder are subject and subordinate in all respects to the rights of Lessor and Owner Participant under this Agreement;

              (III)  (in the case of a change in the State of Registration or habitual base) none of the Indemnified Parties are required to register or qualify to do business in the new State of Registration;

              (IV)  neither the Indemnified Parties nor the payments under this Agreement are subject to any additional Taxes, for which they are not indemnified by Lessee;

                (V)  all filings and registrations as necessary or advisable have been made to: (i) establish the priority, legality, validity or enforceability of the obligations of Lessee under this Agreement and the Permitted Sublessee under the Permitted Sublease and (ii) fully protect, establish and perfect Lessor's title to and Lessor's and Security Trustee's, if any, interest in the Aircraft and their respective rights and interests hereunder and thereunder as against Lessee, the Permitted Sublessee and any third parties; and

              (VI)  no value added, good and services, turnover, or sales or use Taxes will be chargeable in respect of any supply for such Tax purposes under any Operative Document for which Lessor or Owner Participant, as the case may be, is not indemnified hereunder;

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

            (xi)  the foregoing opinion (a) shall be forwarded promptly to Lessor and Owner Participant at least five Business Days prior to the effective date of the Permitted Sublease, and (b) may, if different opinions are required hereunder, be made by a single counsel qualified to render opinions in each such country;

           (xii)  Lessee shall co-operate with Lessor (at no cost to Lessor) in connection with the execution and filing of any documents reasonably required by Lessor to be executed and filed from time to time with the International Registry and/or any registry or authority in the State of Registration (and any other appropriate place) in order to protect the interests, title and priority of Lessor, Security Trustee, if any, and Financiers, if any, in and to the Aircraft, this Agreement or the Permitted Sublease and/or to ensure the validity, enforcement or priority thereof;

          (xiii)  [Intentionally Omitted.]

          (xiv)  Lessee will pay to Lessor, Security Trustee and Financiers on demand all reasonable out of pocket expenses (including reasonable legal and other costs) payable or incurred by Lessor and Financiers in connection with the review and approval of the documentation required pursuant to this section; and

           (xv)  promptly after its execution, Lessee shall provide Lessor with original chattel paper counterpart of the Permitted Sublease.

          12.2    Wet-Leasing.    Lessee shall be permitted to wet-lease or charter the Aircraft provided the wet-lease or charter constitutes an arrangement whereby Lessee agrees to furnish the Aircraft to a third party pursuant to which:

              (i)  the Aircraft shall be operated solely by employees or contractors of Lessee possessing all current certificates and licenses that are required by applicable Law;

             (ii)  Lessee shall promptly inform Lessor when it has entered into the wet-lease should the duration of the wet-lease exceed three months;

            (iii)  the Aircraft shall be subject to insurance coverage in accordance with the provisions of this Agreement, provided that such insurance with respect to legal liabilities for passenger and cargo may be on a contingent basis for the duration of any such arrangement as long as such wet lessee under such arrangement maintains primary coverage for such insurance in favor of Lessor, Owner Participant, Lessee and any Indemnified Party in accordance and strict compliance with the terms, conditions, and requirements of this Agreement. Lessee shall provide Lessor with an officer's certificate indicating whether Lessee or the wet lessee will be responsible for maintaining the primary passenger, baggage and cargo liability insurance relating to the wet-lease;

            (iv)  the Aircraft shall be maintained by an Approved Maintenance Provider in accordance with the Approved Maintenance Program and otherwise maintained in accordance with the requirements of this Agreement;

             (v)  the Aircraft shall not be subject to any change in its State of Registration;

            (vi)  the wet-lease or charter shall provide that it is subject and subordinate to this Agreement in all respects and the rights of the wet-lessee or charterer thereunder are subject and subordinate in all respects to the rights of Lessor and Owner Participant under this Agreement; and

           (vii)  the wet-lease or charter will not extend beyond the date being one month prior to the end of the Lease Term,

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

  provided always that the arrangement is not capable of giving rise to a possessory right in the Aircraft, or any other right which would have priority to the rights of Lessor, Security Trustee, if any, or any Financier under the Operative Documents related to the leasing of the Aircraft hereunder and to the Aircraft.

          12.3    Lessee's Obligations.    No sublease or other relinquishment of possession of the Aircraft, or any part of the Airframe or an Engine in any way discharges or diminishes any of Lessee's obligations to Lessor and Owner Participant under the Operative Documents to which Lessee is a party.

        Section 13.    General Indemnity.

          13.1    Scope.    Lessee agrees to indemnify, defend, reimburse and hold harmless, to the fullest extent permitted by law, each Indemnified Party from and against any and all Claims which in any way may result from, pertain to or arise in any manner out of, or are in any manner related to:

          (a)   the Aircraft, this Agreement or any other Operative Document to which Lessee is a party, or the breach of any representation, warranty, covenant or obligation made or to be performed by Lessee hereunder or thereunder; or

          (b)   the condition, design, ownership, manufacture, purchase, delivery, non-delivery, lease, acceptance, rejection, possession, return, disposition, use, or operation of the Aircraft either in the air or on the ground; or

          (c)   any defect in the Aircraft or any Item of Equipment (whether or not discovered or discoverable by Lessee or Lessor) arising from the material or any articles used therein or from the design, testing, or use thereof or from any maintenance, service, repair, overhaul, or testing of the Aircraft or any Item of Equipment, whether or not the Aircraft or any Item of Equipment is in the possession of Lessee, and regardless of where the Aircraft or any Item of Equipment may then be located; or

          (d)   the accuracy, validity or traceability of any of the Technical Records; or

          (e)   any en route navigation charges, navigation service charges, airport charges and landing fees and all other charges payable in connection with the use of or for services provided at any airport or by any navigation service or Government Entity, whether in respect of the Aircraft or any other aircraft owned, leased or operated by Lessee; or

          (f)    any lawful action taken by any Indemnified Party in relation to the release or attempt to release the Aircraft from any arrest, confiscation, seizure, taking in execution, impounding, forfeiture or detention of the Aircraft; or

          (g)   any act or omission of Lessee which invalidates or which renders voidable any Insurances or which is outside the scope of, or excluded from, the coverage thereof; or

          (h)   any transaction, approval, or document contemplated by this Agreement or any other Operative Document to which Lessee is a party or given or entered into in connection herewith or therewith.

  Upon payment in full to any Indemnified Party of any indemnities contained in this Section 13 by Lessee, Lessee shall be subrogated to all rights and remedies which such indemnified party has or may have against the Airframe Manufacturer, Engine Manufacturer or any other person. If any Indemnified Party or Lessee has knowledge of any Claim for which Lessee is obligated to indemnify under this Section 13 it shall give prompt written notice thereof to Lessee or such Indemnified Party, as the case may be, but failure to give such notice shall not relieve Lessee of its obligations hereunder.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          13.2    Lessee's Release.    Lessee hereby waives and releases each Indemnified Party from any Claims (whether existing now or hereafter arising) for or on account of or arising or in any way connected with injury to or death of personnel of Lessee or loss or damage to property of Lessee or the loss of use of any property which may result from or arise in any manner out of or in relation to the ownership, leasing, condition, use or operation of the Aircraft or any Item of Equipment, either in the air or on the ground, or which may be caused by any defect in the Aircraft or any Item of Equipment from the material or any article used therein or from the design or testing thereof, or use thereof, or from any maintenance, service, repair, overhaul or testing of the Aircraft or any Item of Equipment regardless of when such defect may be discovered, whether or not the Aircraft or any Item of Equipment is at the time in the possession of Lessee, and regardless of the location of the Aircraft or any Item of Equipment at any such time.

          13.3    Repayment.    If an Indemnified Party shall obtain a repayment of any amount paid by Lessee, such Indemnified Party shall, so long as there exists no Lease Default or Lease Event of Default, promptly pay to Lessee the amount of such repayment, together with the amount of any interest received by such Indemnified Party on account of such repayment.

          13.4    Payment.    Subject to the provisions of Section 13.3, Lessee shall pay directly to each Indemnified Party all amounts due under this Section 13 within five days of the receipt of written notice by Lessee from such Indemnified Party that such payment is due, together with evidence of the calculation thereof.

          13.5    Exclusion.    Notwithstanding the foregoing provisions of this Section 13, Lessee shall not be obligated to make any payment to an Indemnified Party by way of indemnity in respect of any Claim against such Indemnified Party, but only to the extent that such Claim results from or arises out of:

          (a)   the gross negligence or willful misconduct of such Indemnified Party;

          (b)   any Lessor's Lien, except to the extent any such Claim results from or arises out of (and in which case such Claim shall not be excluded from Lessee's indemnity obligations under this Section 13):

              (i)  the premature termination of any funding or other financing arrangements with a Financier with respect to Lessor's financing of the acquisition or continued ownership of the Aircraft following the occurrence and continuation of a Lease Event of Default; or

             (ii)  any indemnity payment payable by an Indemnified Party to another person under any financing arrangements with a Financier with respect to Lessor's financing of the acquisition or continued ownership of the Aircraft and for which Lessee has an Obligation of indemnity pursuant to Section 13.1;

          (c)   any Taxes (other than amounts necessary to make payments on an After-Tax Basis); or

          (d)   acts or events which occur before Delivery or after the Termination Date(except with respect to any Claims arising from or related to Lessee's acts or omissions in connection with its activities under and pursuant to, among other things, any assignment of Airframe Manufacturer's, Engine Manufacturer's or any other Manufacturer's support or warranty rights), unless any such act or event results from an act or omission of Lessee which occurred during the Lease Term.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          13.6    After-Tax Nature of Indemnity.    Each indemnity payable pursuant to this Section 13 shall be paid on an After-Tax Basis.

          13.7    Survival.    The indemnities contained in this Section 13 shall continue in full force and effect notwithstanding the occurrence of the Termination Date, and are expressly made for the benefit of and shall be enforceable by each Indemnified Party.

        Section 14.    Taxes; Tax Indemnity.

          14.1    Indemnity.

          (a)   Indemnity.    Lessee shall pay, and shall, to the fullest extent permitted by Law, indemnify and hold harmless each Indemnified Party for and against, all Taxes arising or resulting from or otherwise relating to any Item of Equipment, any Operative Document, or any of the transactions and activities provided for or contemplated in, or permitted by, the Operative Documents, including without limitation, the purchase, ownership, delivery, redelivery, financing, leasing, subleasing, wet-leasing, insuring, registration, possession, use, operation, landing, take-off, storage, location, presence, maintenance, alteration, modification, improvement, servicing, repair, overhaul, pooling, interchange, exchange, substitution, replacement, abandonment, loss, return, sale or other disposition of, or any damage, addition or transfer of title to, any Item of Equipment or any interest therein, the execution, delivery, filing, registration, recording, presence, performance of, payment under or enforcement of, or the cure of any default or the exercise of any remedy under, any Operative Document or any other documents executed from time to time pursuant to any Operative Document (regardless of how or when such Taxes are imposed or assessed, whether imposed on or assessed against any Indemnified Party, Lessee, any other person, any Item of Equipment, any Operative Document, any interest therein or any use thereof, the transactions contemplated thereby, or otherwise) and all costs and expenses (including, but not limited to, reasonable attorney's fees and disbursements) paid or incurred by any Indemnified Party with respect to any Tax for which Lessee is required to indemnify such Indemnified Party pursuant to this Section 14 or in connection with the enforcement of this Section 14.

          (b)   Excluded Taxes.    Lessee shall have no obligation under Section 14.1(a) to indemnify an Indemnified Party for:

              (i)  any Tax imposed on or measured by the total net income of such Indemnified Party except to the extent that such Tax would not have been payable in the absence of (A) the registration, use, presence, or other connection of any Item of Equipment in or with, or any act or omission of Lessee or any Affiliate, agent, representative, or contractor of Lessee or any person using or having possession, custody, or control of any Item of Equipment in, the jurisdiction imposing such Tax, (B) the inaccuracy or breach of any of the representations, warranties, covenants or agreements of Lessee in the Operative Documents, or (C) a Lease Event of Default;

             (ii)  any Tax imposed on or with respect to any sale or other transfer by such Indemnified Party of such Indemnified Party's interest in the Aircraft pursuant to Section 17.2(b), provided that the exclusion in this clause (ii) shall not apply to any sale or transfer that occurs (A) in connection with or as a result of a Lease Default, a Lease Event of Default, an Event of Loss, or any maintenance, repair, overhaul, pooling, interchange, exchange, removal, replacement, substitution, modification, improvement, or alteration of any Item of Equipment, (B) at Lessee's request, or (C) pursuant to a requirement in any Operative Document or any applicable Law;

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

            (iii)  any Tax to the extent that such Indemnified Party's liability for such Tax is caused directly by, and would not have been incurred but for, the gross negligence or willful misconduct of such Indemnified Party;

            (iv)  in the case of a transferee of Lessor's interest in the Aircraft pursuant to Section 17.2(b), Taxes imposed on the transferee or on payments to the transferee to the extent that, under applicable Law in effect on the date of the transfer to such transferee, the amount of such Taxes exceeds the amount of Taxes that would have been imposed on the transferor to such transferee or on payments to such transferor and indemnified against hereunder if such transfer had not occurred, provided that the exclusion in this clause (iv) shall not apply to a transferee Lessor that acquires its interest in the Aircraft pursuant to a transfer in connection with a Lease Event of Default; and

             (v)  any Irish value added Tax imposed on Owner Participant that is solely attributable to Owner Participant being resident for value added Tax purposes in Ireland, provided that the exclusion in this clause (v) shall not apply to any Irish value added Tax that is imposed in part or in whole due to (A) the registration, use, presence, or other connection of any Item of Equipment in or with, or an act or omission of Lessee or any Affiliate, agent, representative, or contractor of Lessee or any person using or having possession, custody, or control of any Item of Equipment in, the jurisdiction imposing such Irish value added Tax, (B) the inaccuracy or breach of any of the representations, warranties, covenants, or agreements of Lessee in the Operative Documents, or (C) a Lease Event of Default;

  provided, however, that notwithstanding anything to the contrary in this Section 14.1(b) or elsewhere in the Operative Documents, Lessee shall have an obligation to indemnify and hold harmless each Indemnified Party for any Taxes imposed by Hawaii, any locality, or any other taxing authority thereof (including general excise and use Taxes but excluding net income Taxes that are excluded pursuant to Section 14.1(b)(i)) in respect of the transactions contemplated by the Operative Documents, and the exclusions contained in this Section 14.1(b) shall have no application to any such Taxes.

          (c)   No Reduction for Withholding.    Lessee agrees that all amounts payable by Lessee (or by any other person on account of any obligation of Lessee) pursuant to the Operative Documents shall be paid without any deduction or withholding on account of any Taxes, monetary transfer fees, or other charges or withholdings of any nature, except to the extent that the deduction or withholding of any Tax is required by applicable Law, in which event Lessee shall (i) except to the extent that such Tax is an Excluded Tax described in Section 14.1(b)(iv), pay to the person entitled to receive such payment (the "Payee") such additional amount as is necessary so that the Payee receives, after such deduction or withholding (including any deduction or withholding with respect to such additional amount), an amount equal to the amount that the Payee would have received if such deduction or withholding had not been made and (ii) deliver to Lessor within 60 days after the date of such payment an official receipt of the relevant taxing authority showing that Lessee paid to such taxing authority the full amount of the Tax required to be deducted or withheld.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          14.2    Tax Filings; Information.

          (a)   Unless otherwise directed or agreed in writing by Lessor, Lessee shall properly prepare and timely file all reports, returns, declarations and other documents (each a "Tax Document") that are required by applicable Law to be filed with any Government Entity or other taxing authority with respect to each Indemnified Tax, except where such Tax Documents are required under applicable Law to be filed by Lessor or Owner Participant, in which event Lessee shall provide the properly prepared Tax Document to Lessor or Owner Participant, as the case may be, or, at Lessor's or Owner Participant's option, as the case may be, provide Lessor and/or Owner Participant with a blank Tax Document to be prepared by Lessor and/or Owner Participant, and then approved by Lessee (such approval not to be unreasonably withheld), in each such case for timely filing by Lessor or Owner Participant (provided such person is legally able to file such Tax Document without any commercial, economic, or tax disadvantage for such person or its Affiliates, which has not been indemnified by Lessee to such person's reasonable satisfaction (if the disadvantage can be indemnified against).

          (b)   Lessee shall, at Lessee's expense, deliver to each Indemnified Party as soon as reasonably practicable (and in any event within 30 days) after receipt of such Indemnified Party's written request therefor, such information and copies of such records and other documents (including, without limitation, the flight log for the Aircraft) maintained or required to be maintained by Lessee or by any other user of any Item of Equipment in the regular course of its business as such Indemnified Party may request from time to time to enable such Indemnified Party to comply with applicable Tax reporting, audit, audit dispute resolution, and litigation requirements, and if requested by any Indemnified Party, make such information, records and other documents available for inspection by such Indemnified Party or its authorized representatives.

          (c)   Without limiting the obligations of Lessee under Section 14.2(b), Lessee and Lessor shall co-operate with one another in providing information that is reasonably required to fulfill each party's Tax filing requirements and any audit information request arising from such filing, provided that notwithstanding anything that may be to the contrary herein or in any other Operative Document, no Indemnified Party shall have any obligation to furnish or disclose to Lessee or any other person any Tax return or other information relating to its Tax affairs that such Indemnified Party deems, in its sole discretion, to be confidential or proprietary.

          (d)   Without limiting the obligations of Lessee under this Agreement, upon the request (and at the cost and expense) of Lessee, Lessor and Owner Participant shall cooperate with Lessee to use commercially reasonable efforts to mitigate the impact of any changes in applicable Law on the amount, if any, of any Indemnified Tax or any Irish value added Tax for which Lessee is or may be responsible hereunder (including, without limitation, Lessor and/or Owner Participant making commercially reasonable, good faith efforts to transfer its/their interest in this Agreement to an existing branch or Affiliate and to consider a Lessee request to change its/their respective domiciles); provided that doing so will not in the good faith opinion of Lessor and/or Owner Participant result in any commercial, economic, or tax disadvantage for such person or its Affiliates, which has not been indemnified by Lessee to such person's reasonable satisfaction (if the disadvantage can be indemnified against).

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          14.3    Payment of Taxes and Indemnities.

          (a)   To the extent required or permitted by applicable Law, Lessee shall pay each Indemnified Tax when due directly to the proper taxing authority, unless otherwise directed or agreed in writing by Lessor, except Indemnified Taxes (i) which Lessee is contesting in good faith by appropriate proceedings that do not involve any risk of criminal penalty or any reasonable possibility of sale, forfeiture, confiscation, seizure or loss of, or the imposition of any Lien on, any Item of Equipment or any interest therein and (ii) for which Lessee maintains adequate reserves in accordance with GAAP.

          (b)   Any indemnity payable by Lessee to an Indemnified Party shall be paid within ten days after the date on which Lessee receives such Indemnified Party's written demand therefor (which demand shall provide a description in reasonable detail of the applicable Indemnified Taxes and the calculation of the amount of the indemnity payment demanded).

          (c)   All amounts payable by Lessee pursuant to this Section 14 shall be paid on an After-Tax Basis.

          14.4    Contest.

          (a)   If an Indemnified Party receives a written claim from any taxing authority for any Indemnified Tax, such Indemnified Party shall notify Lessee within 30 days after receipt of such claim, but the failure to so notify Lessee shall not affect Lessee's obligations under this Section 14, unless such failure causes all rights of Lessee to contest such claim to be precluded.

          (b)   If requested by Lessee in writing within 30 days after such notification, such Indemnified Party shall, upon receipt of indemnity satisfactory to it and at the expense of Lessee (including, without limitation, all reasonable costs, expenses, losses, legal and accounting fees and disbursements, penalties, and interest), in good faith contest (or, at the option of such Indemnified Party, permit Lessee to contest), but not to the United States Supreme Court, the validity, applicability, or amount of such Tax in accordance with and to the extent permitted by applicable Law, and shall not settle any contest without the consent of Lessee (which consent shall not be unreasonably withheld), provided that such Indemnified Party shall have no obligation to begin or continue (or to permit Lessee to begin or continue) any contest under this Section 14.4 unless the following conditions are satisfied at the time the contest is to be commenced and at all times during the contest:

              (i)  Lessee shall have provided such Indemnified Party, together with Lessee's written contest request, with an opinion of independent Tax counsel satisfactory to such Indemnified Party (both as to counsel and substance) to the effect that there is a meritorious basis for such contest;

             (ii)  contesting such Tax claim will not result in any risk of imposition of any criminal penalty or, in Lessor's reasonable opinion, any risk of any sale, forfeiture, confiscation, seizure or loss of, or the creation of any Lien on, any Item of Equipment or any interest therein;

            (iii)  no Lease Event of Default shall have occurred and be continuing;

            (iv)  if such Indemnified Party decides to contest such Tax claim by paying the Taxes that are the subject of such claim and taking action to obtain a refund thereof, Lessee shall have advanced to such Indemnified Party on an interest-free basis the amount of Taxes that are the subject of such claim and shall have agreed in writing to indemnify such Indemnified Party and its Affiliates on an After-Tax Basis for any adverse Tax consequences to such Indemnified Party or any of its Affiliates resulting from such interest-free advance;

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

             (v)  the amount of the Taxes to be contested exceeds $25,000 (or the equivalent in any other currency);

            (vi)  Lessee shall have provided such Indemnified Party with a written acknowledgment of Lessee's liability to indemnify such Indemnified Party for the Taxes to be contested if and to the extent that the contest is not successful;

           (vii)  Lessee shall be paying, on demand and on an After-Tax Basis, all reasonable costs and expenses incurred by such Indemnified Party in connection with the conduct of such contest (including, without limitation, all reasonable costs, expenses, losses, legal and accounting fees and disbursements, penalties, and interest); and

          (viii)  if the sum of the Taxes that are the subject of such Tax claim exceeds One Million Dollars ($1,000,000) (or the equivalent in any other currency), Lessee shall have provided a letter of credit or other additional collateral satisfactory in form and amount to such Indemnified Party to secure Lessee's obligations hereunder;

  and, provided, further, that such Indemnified Party shall have no obligation to begin or continue (or to permit Lessee to begin or continue) the contest of any or all of the Taxes that are the subject of such Tax claim if such Indemnified Party (x) waives its right under this Section 14 to be indemnified for the Taxes which such Indemnified Party declines to contest and (y) repays to Lessee the amount (if any) which Lessee previously advanced to such Indemnified Party pursuant to Section 14.4(b)(iv) with respect to the Taxes that such Indemnified Party declines to contest, except for the previously incurred costs and expenses of the contest.

          (c)   The party contesting any Tax claim pursuant to this Section 14.4 shall control the conduct of the contest and shall, upon request, consult with the other party regarding the conduct of the contest and inform the other party of the progress of the contest.

          14.5    Refunds; Tax Savings.

          (a)   If Lessee pays an indemnity on an After-Tax Basis pursuant to Sections 14.1(a) and 14.3(c), or pays an additional amount on an After-Tax Basis pursuant to Sections 14.1(c)(i) and 14.3(c), with respect to an Indemnified Tax to an Indemnified Party and such Indemnified Party receives a refund of such Indemnified Tax or determines that it has received a net cash benefit due to any Tax Saving (as defined in Section 14.5(d)) with respect to such Indemnified Tax (other than any Tax Saving previously taken into account in the calculation of any indemnity pursuant to Sections 14.1(a) and 14.3(c) or any additional amount pursuant to Sections 14.1(c) and 14.3(c)), then subject to Section 14.6, such Indemnified Party shall, to the extent it can do so without prejudice to the retention of such refund or Tax Saving, pay to Lessee an amount equal to the lesser of (i) the sum of such refund (after deducting all costs and expenses that were incurred by such Indemnified Party and not reimbursed by Lessee for the purpose of obtaining such refund) or such net cash benefit plus any additional net cash benefit received by such Indemnified Party due to any Tax Saving resulting from such payment or (ii) the amount of the indemnity or additional amount previously paid by Lessee to such Indemnified Party with respect to such Indemnified Tax, less the sum of all prior payments made by such Indemnified Party to Lessee pursuant to this sentence with respect to such Indemnified Tax. If such Indemnified Party receives, in addition to such refund, an amount representing interest on such refund, such Indemnified Party shall pay to Lessee that proportion of such interest received from or credited by the relevant taxing authority which is fairly attributable to the refund of the Indemnified Tax paid or indemnified by Lessee.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          (b)   Lessee shall indemnify each Indemnified Party on an After-Tax Basis for any additional Tax that is imposed on such Indemnified Party as a result of the disallowance, loss, unavailability, recapture, or reduction of all or any part of any Tax Saving or refund for which such Indemnified Party made a payment to Lessee pursuant to Section 14.5(a), and Section 14.1(b) and Section 14.4 shall not apply to any such Tax.

          (c)   Each Indemnified Party shall use good faith in preparing its income Tax returns for any taxable year to claim any deduction or credit described in Section 14.5(d) which such Indemnified Party has actual knowledge of and is entitled to claim. Subject to the preceding sentence, each Indemnified Party shall have sole discretion in the management of its Tax affairs. No Indemnified Party shall have any obligation (i) to conduct its business or arrange or alter in any respect its Tax or financial affairs so that it is entitled to receive a refund or Tax Saving or (ii) to provide to Lessee or any other person copies of or access to any Tax returns or other information with respect to its Tax affairs.

          (d)   For the purpose of this Section 14.5, the term "Tax Saving" means, with respect to any Indemnified Party, any net reduction in such Indemnified Party's liability for Excluded Taxes on or measured by net income which such Indemnified Party determines it has received by reason of any existing and currently realizable deduction from taxable income or credit against any such Excluded Tax resulting from:

              (i)  payment of an Indemnified Tax for which Lessee previously paid an indemnity to such Indemnified Party on an After-Tax Basis pursuant to Sections 14.1(a) and 14.3(c), or paid an additional amount to such Indemnified Party on an After-Tax Basis pursuant to Sections 14.1(c)(i) and 14.3(c), or

             (ii)  a payment by such Indemnified Party to Lessee pursuant to this Section 14.5.

          14.6    Effect of Lease Event of Default on Indemnified Party Payment Obligations.    No Indemnified Party shall have any obligation to make any payment to Lessee pursuant to this Section 14 while a Lease Event of Default is continuing. The amount otherwise payable to Lessee may be applied to satisfy Lessee's obligations under the Operative Documents and, to the extent not so applied, shall be paid to Lessee following the date on which no Lease Event of Default is continuing.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          14.7    Withholding Tax Exemption Documentation.    On or before the Delivery Date, (i) Lessor shall provide to Lessee a true, complete, and accurate Internal Revenue Service Form-W 9, and (ii) Owner Participant shall provide to Lessor and Lessee a true, complete, and accurate Internal Revenue Service Form W-8BEN, W-8ECI, or W-8EXP, evidencing that Owner Participant is entitled under applicable Law to receive Rent, Supplemental Rent, Agreed Value, and other amounts payable to Lessor for the benefit of Owner Participant by Lessee pursuant to this Agreement without withholding any United States federal withholding Taxes the Lessee would be required by applicable Law to withhold in the absence of such form. If any Internal Revenue Service form delivered by Lessor or Owner Participant pursuant to the previous sentence of this Section 14.7 expires or becomes obsolete, Lessor or Owner Participant (as the case may be) shall deliver to Lessee (and, in the case of Owner Participant, with a copy to Lessor) a replacement Internal Revenue Service form (or applicable similar or successor form) evidencing such right to receive such payments under this Agreement without withholding (or withholding at a reduced rate, as the case may be) any such United States federal withholding Taxes. Additionally, Lessor or Owner Participant shall ensure that Lessor's or Owner Participant's assignees or transferees or any other entity or person that acquires a direct or beneficial interest in this Agreement by assignment, sale, novation, or transfer pursuant to Section 17.2 (other than any assignee for security purposes) shall (on or before any such assignment, sale, novation, or transfer) provide to Lessee a true, complete, and accurate Internal Revenue Service Form W-9, W-8BEN, W-8ECI, or W-8EXP (or similar or successor form), duly executed by the person(s) treated as the recipient(s), for United States federal tax purposes of the payments made by Lessee under this Agreement and evidencing that such person is entitled under applicable Law to receive Rent, Supplemental Rent, Agreed Value, and other amounts payable by Lessee to such person pursuant to this Agreement without withholding (or withholding at a reduced rate, as the case may be) any United States federal withholding Taxes that Lessee would be required to withhold in the absence of such form.

          14.8    Non-Party Indemnified Parties.    Lessor shall make reasonable efforts to cause each other Indemnified Party to comply with its obligations under this Section 14.

          14.9    Survival.    The respective obligations of Lessee under this Section 14 shall remain in full force and effect, notwithstanding the occurrence of the Termination Date.

        Section 15.    [Reserved].

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

        Section 16.    Notices.    All notices, requests, demands, consents, elections or other communications required or permitted to be made under the Operative Documents:

          (a)   shall be in writing addressed as follows:

              (i)  If to Lessor:

Address:	Wilmington Trust Company 1100 N. Market Street Wilmington, DE 19890-1605
Attention:	Corporate Trust Administrator
Facsimile:	301-636-4140/4141
With a copy to the Servicer:
Address:	HNA Group (Hong Kong) Co., Limited Suite 6511-13, 65/F, The Center 99 Queen's Road Central Central, Hong Kong
Attention:	Head of Transaction Management
Facsimile:	+852-2568-0015
With a copy to the Owner Participant:
Address:	C/-O Odyssey Aviation Limited 23 Herbert Place Dublin 2, Ireland
Attention:	Chief Executive Officer
Facsimile:	+353 1 676 2963

             (ii)  If to Lessee:

Address:	3375 Koapaka Street, Suite G-350 Honolulu, HI 96819
Attention:	Executive Vice President and Chief Financial Officer; and Executive Vice President and General Counsel
Facsimile:	+808-385-3699

            (iii)  If to Owner Participant:

Address:	C/-O Odyssey Aviation Limited 23 Herbert Place Dublin 2, Ireland
Attention:	Chief Executive Officer
Facsimile:	+353 1 676 2963

        or to any other address specified by any party or the Servicer to the sender by notice;

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          (b)   are deemed to be given by the sender and received by the addressee:

              (i)  if by delivery in person, when delivered to the addressee;

             (ii)  if by post, upon receipt by the addressee; or

            (iii)  if by facsimile transmission, when received by the addressee,

          but if the delivery or receipt is on a day which is not a Business Day or is after 4:00 pm (addressee's time), it is deemed to be duly given on the succeeding Business Day; and

          (c)   can be relied upon by the addressee and the addressee is not liable to any other person for any consequences of that reliance if the addressee believes it to be genuine, correct and authorized by the sender.

        Any notice given by Lessor under this Agreement shall be endorsed in writing by Security Trustee.

        Section 17.    Lessor's Financing and Assignment.

          17.1    Lessor's Financing.    Lessor may at any time and without Lessee's consent enter into any financial arrangements with respect to the Aircraft pursuant to which Lessor may assign its rights under this Agreement (and any Permitted Sublease) and the other Operative Documents by way of security to Security Trustee or Financier and Lessee undertakes to provide all reasonable assistance and co-operation to Lessor, Security Trustee and Financiers and their respective representatives and advisers (at Lessor's cost) in connection therewith including but not limited to:

          (a)   the effecting of all necessary filings, registrations and provision of consents (including effecting registration of International Interests with the International Registry if applicable) in the State of Registration as may be reasonably requested by Lessor in order to protect the interests of the Financiers and/or Lessor in connection with any financing contemplated by this Section 17.1;

          (b)   executing an acknowledgement and consent of any assignment of Lessor's rights under this Agreement in favor of Security Trustee or Financier, on terms customary in aircraft financing transactions;

          (c)   making such amendments to this Agreement and any of the other Operative Documents to which Lessee is a party and executing such additional documents, as may be reasonably requested by Lessor in connection with an aircraft financing transaction, provided that any such amendment or additional documentation does not adversely affect the rights, or increase the obligations, of Lessee under this Agreement and the other Operative Documents; and

          (d)   making such amendments to the Insurances maintained in respect of the Aircraft to ensure continued compliance with the requirements of Section 8.6 and Schedule 9 with regard to the interests of Lessor, Security Trustee and Financier and providing revised insurance certificates and broker's letter of undertakings evidencing such compliance.

          Lessor shall pay Lessee within ten Business Days of receiving a request for the reimbursement of reasonable out-of-pocket costs and expenses of Lessee (including but not limited to reasonable fees and expenses of legal counsel) incurred in connection with compliance with this Section 17.1, other than with respect to costs associated with the initial Security Trustee and Financier on the Delivery Date.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

        Notwithstanding the foregoing, no financing transaction contemplated by this Section 17.1 shall, individually or in the aggregate, increase Lessee's liabilities or obligations hereunder or under the Operative Documents to which Lessee is a party or materially adversely affect Lessee's rights under this Agreement or any other Operative Document to which it is a party, based on current laws in effect at the time of such financing transaction, than it would have had if such financing transaction had not taken place provided, however, this paragraph shall not limit in any way Lessee's obligation to comply with paragraphs (a), (b), (c) or (d) of this Section 17.1, it being agreed that actions deriving from such compliance shall not be deemed an increase in Lessee's liabilities or obligations hereunder or under the Operative Documents to which Lessee is a party subject to Lessor's obligation to reimburse Lessee for expenses incurred in connection therewith to the extent required under the preceding paragraph.

          17.2    Assignment.

          (a)   Lessee may not assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of Lessor.

          (b)   Neither Lessor nor Owner Participant may at any time without Lessee's consent sell, assign or transfer its rights and obligations under this Agreement, the Operative Documents or the Aircraft to a third party ("Transfer") unless each of the following conditions are satisfied:

              (i)  Lessor or Owner Participant, as applicable, agrees to pay the reasonable out-of-pocket costs and expenses of Lessee (including legal costs) in relation to the Transfer;

             (ii)  Lessor or Owner Participant, as applicable, pays all stamp duties and similar Taxes payable by Lessee in relation to the Transfer;

            (iii)  Lessor or Owner Participant, as applicable, provides the requisite documentation required to be executed by Lessee to effect the Transfer;

            (iv)  the assignee or transferee shall not, without Lessee's prior written consent, be an airline, other commercial aircraft operator, freight forwarder or similar person (or an Affiliate of any such person);

             (v)  the assignee or transferee is an experienced aircraft operating lessor or a company who appoints as servicer or lease manager an experienced aircraft operating lessor or any other person in respect of which Lessee has consented;

            (vi)  except in the case of a securitization where Lessor or Owner Participant, remains liable for its obligations under this Agreement and the other Operative Documents, one of the following is applicable:

              (A)  the assignee or transferee has a tangible net worth on a consolidated basis of no less than U.S.$50,000,000;

              (B)  the obligations of the assignee or transferee of Lessor or Owner Participant under the Operative Documents are guaranteed by a person with a tangible net worth on a consolidated basis of no less than U.S.$50,000,000; or

              (C)  the assignee or transferee is otherwise acceptable to Lessee (acting reasonably);

           (vii)  the assignee or transferee, or its guarantor if Section 17.3(b)(vi)(B) applies, maintains a tangible net worth on a consolidated basis of no less than U.S.$10,000,000 until the Scheduled Termination Date, or Extension Termination Date (as applicable);

          (viii)  no such Transfer shall render the Aircraft ineligible for registration in the U.S.;

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

            (ix)  no such Transfer shall, individually or in the aggregate, increase Lessee's liabilities or obligations hereunder or under the Operative Documents to which Lessee is a party or materially adversely affect Lessee's rights under this Agreement or any other Operative Document to which it is a party, based on current laws in effect at the time of such Transfer, than it would have had if such Transfer had not taken place provided, however, provided, however, this clause (ix) shall not limit in any way Lessee's obligation to comply with paragraphs (c), (d), (e) and (f) of this Section 17.2, it being agreed that actions deriving from such compliance shall not be deemed an increase in Lessee's liabilities or obligations hereunder or under the Operative Documents to which Lessee is a party subject to Lessor's obligation to reimburse Lessee for expenses incurred in connection therewith to the extent required under Section 17.2(b)(i) or (ii);

             (x)  the assignee or transferee provides to Lessee the United States federal tax forms required by the last sentence of Section 14.7 of this Agreement at the time prescribed by that sentence; and

            (xi)  no such Transfer shall cause Lessee to be required to pay any amount of value added Tax with respect to any Rent, Supplemental Rent, Agreed Value, and any other amounts payable by Lessee under this Agreement in excess of the value added Tax, if any, payable by Lessee on the date of the Transfer.

          Subject to the terms of this Agreement, Lessee undertakes to provide all reasonable assistance and co-operation to Lessor or Owner Participant, as applicable, its respective representatives and advisers (at Lessor's or Owner Participant's cost) in connection with the Transfer, including:

          (c)   the effecting of all necessary filings, registrations and provision of consents (including effecting registration of International Interests with the International Registry if applicable) in the State of Registration as may be reasonably requested by Lessor in order to protect the interests of Lessor and/or such assignee or transferee in connection with any Transfer contemplated by this Section 17.2;

          (d)   executing any lease novation, amendments, assignment documentation or any other such documentation, on terms customary in aircraft financing transactions as may be reasonably requested by Lessor or Owner Participant, provided any such novation, amendments or other documents does not adversely affect the rights of Lessee under this Agreement and other Operative Documents;

          (e)   providing Lessor or Owner Participant scheduling and routing information for the Aircraft or any Engines being transferred; and

          (f)    making such amendments to the Insurances maintained in respect of the Aircraft to ensure continued compliance with the requirements of Section 8.6 and Schedule 9 with regard to the interests of Lessor or Owner Participant and the transferee and providing revised insurance certificates and broker's letter of undertakings evidencing such compliance.

          Section 18.    Miscellaneous.

          18.1    Severability.    Any provision of this Agreement prohibited by or unlawful or unenforceable under any applicable Law actually applied by any court of competent jurisdiction shall, to the extent required by such applicable Law, be severed from this Agreement and rendered ineffective so far as is possible without modifying the remaining provisions of this Agreement.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          18.2    Amendments.    No term or provision of this Agreement may be amended, modified, waived, discharged or terminated orally, but only by a written instrument signed by Lessor, Owner Participant and Lessee.

          18.3    Lessor's Right to Perform; Lessor's Right to Delegate and Servicer.

          (a)   If Lessee fails to perform or comply with any obligations hereunder or under any Operative Documents to which it is a party, Lessor shall have the right, but not the obligation, to discharge such obligation, and the amount of such payment made and the expenses of Lessor incurred in connection with such discharge shall be payable by Lessee upon demand, together with interest at the Default Rate from the date such expenses were incurred.

          (b)   Servicer has agreed with Lessor, among other things, to act as Lessor's servicing agent for all matters related to the Aircraft, this Agreement and the other Operative Documents, but Lessor shall continue to remain liable to Lessee for the full performance of the obligations of Lessor hereunder notwithstanding any such delegation. Until Lessee receives notice from Lessor to the contrary, Lessee shall communicate with, and respond to all demands, requests or other communications made in accordance with this Agreement and the other Operative Documents by, Servicer with respect to all matters related to the Aircraft, this Agreement and the other Operative Documents. Actions, demands, requests or other communications taken or given by Servicer may be conclusively relied upon by Lessee, and shall bind Lessor and Owner Participant to the same extent as if taken or given by Lessor or Owner Participant, as applicable, but Lessor reserves the right to elect to take action in its own name in respect of this Agreement, including giving any consents or waivers, making any demands, or otherwise dealing with Lessee in respect of this Agreement. All notices to Lessee by Servicer shall be given in accordance with the notice provisions of Section 16.

          18.4    Counterparts.    This Agreement may be executed simultaneously in two or more counterparts and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. To the extent, if any, that this Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in this Agreement may be created through the transfer or possession of any counterpart other than the counterpart which has been marked "Original" on the signature page thereof.

          18.5    Delivery of Documents by Electronic Means.    Delivery of an executed counterpart of this Agreement or of any other documents in connection with this Agreement by fax or other electronic image file will be deemed as effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Agreement or other document by fax or other electronic image file will also deliver an originally executed counterpart, but the failure of any party to deliver an originally executed counterpart of this Agreement or such other document will not affect the validity or effectiveness of this Agreement or such other document.

          18.6    Survival.    The representations, warranties, covenants, agreements and indemnities (including, without limitation, the indemnities contained in Sections 8.6(e), 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 13 and 14) of Lessee, Owner Participant and Lessor set forth in this Agreement, and Lessee's, Owner Participant's and Lessor's obligations hereunder, shall survive the Termination Date to the extent required for full performance and satisfaction thereof.

          18.7    Entire Lease.    This Agreement (including all Appendices) and the other Operative Documents to which Lessee is a party executed pursuant hereto constitute the entire agreement among Lessor, Owner Participant and Lessee regarding the Aircraft and any prior or contemporaneous written or oral understandings with regard to the subject matter hereof are superseded hereby in their entirety.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          18.8    Successors and Assigns.    Subject to the provisions of Section 17, the terms and provisions of this Agreement and each other Operative Document to which Lessor, Owner Participant or Lessee is a party, as applicable, shall be binding upon and inure to the benefit of Lessor, Owner Participant and Lessee and their respective successors and permitted assigns.

          18.9    Brokers.    Each party agrees to indemnify and hold the other harmless from and against any and all claims, suits, damages, costs and expenses (including, but not limited to reasonable attorney's fees and disbursements) asserted by any agent, broker or other third party for any commission or compensation of any nature whatsoever based upon the lease of the Aircraft, if such claim, damage, cost or expense arises out of any action or alleged action by the indemnifying party, its employees or agents. Lessee confirms to Lessor and Owner Participant that it has retained Seabury Group in connection with the negotiation of this Agreement and the other Operative Documents to which it is a party, and it shall be fully responsible for and liable for payment of any commission, percentage, contingent fee, brokerage or other similar payments of any kind due Seabury Group, in connection with the establishment or operation of this Agreement or any other Operative Document to which it is a party and will indemnify Lessor and Owner Participant and in accordance with this Section 18.9 for any claim made by Seabury Group to Lessor or Owner Participant for such payment.

          18.10    Transaction Costs.    Whether or not the transactions contemplated hereby are consummated, each of Lessor, Lessee and Owner Participant agrees to pay its own costs and expenses incurred in connection with the preparation, execution and delivery of this Agreement, each other Operative Document and any other documents delivered in connection herewith or therewith, including without limitation the fees, expenses and disbursements of counsel, except as otherwise expressly set forth herein. In addition, Owner Participant shall be solely responsible for all costs of Wilmington in its capacity as Lessor and Lessee shall be solely responsible for (i) all costs, including reasonable attorneys' fees and disbursements, incurred in registering the Aircraft and an executed counterpart of this Agreement and the Lease Supplement in the State of Registration and any other necessary jurisdiction, and (ii) all costs, including reasonable attorneys' fees and disbursements, incurred in connection with the de-registration of the Aircraft from the applicable Aviation Authority upon the cancellation or termination of this Agreement. Each of Lessor and Lessee agrees to pay the reasonable costs and expenses (including attorneys' fees and disbursements) of the other party incurred in connection with the entering into or giving or withholding of any future waiver, supplement or amendment or other action with respect to this Agreement, each other Operative Document or any other document delivered in connection herewith or therewith that it may request, except in the case of a Lease Event of Default in which case all of such costs shall be at the expense of Lessee.

          18.11    Time is of the Essence.    Time and strict and punctual performance are of the essence with respect to each provision of this Agreement.

          18.12    Language.    This Agreement is in the English language and all notices, opinions, financial statements and other documents given under this Agreement shall be provided in the English language.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          18.13    Further Assurances.    Lessee shall from time to time do and perform such other and further acts and execute and deliver any and all such further instruments as may be required by law or reasonably requested in writing by Lessor to establish, maintain and protect the rights and remedies of Lessor and Owner Participant and to carry out and effect the intent and purposes of this Agreement and the other Operative Documents to which Lessee is a party.

          18.14    Rights at Law.    Nothing contained in any Operative Document to which Lessee is a party shall be construed to limit in any way any right, power, remedy or privilege of Lessor and Owner Participant hereunder or under any other Operative Document to which Lessee is a party or now or hereafter existing at law or in equity. Each and every right, power, remedy and privilege of Lessor and Owner Participant under the Operative Documents to which Lessee is a party (i) shall be in addition to and not in limitation of, or in substitution for, any other right, power, remedy or privilege under any Operative Document to which Lessee is a party or at law or in equity, (ii) may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by Lessor and (iii) shall be cumulative and not mutually exclusive and the exercise of one shall not be deemed a waiver of the right to exercise any other.

          18.15    Confidentiality.

          (a)   During the Lease Term the contents of this Agreement, the other Operative Documents and all documents, agreements, certificates and information executed or delivered in connection herewith or therewith (all of the foregoing being the "Information") shall remain confidential and the parties hereto and their respective Affiliates will not disclose the Information to any other person without prior written consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, that each of Lessor, Owner Participant and Lessee may, without the consent of each other party, disclose the Information in any of the following situations:

              (i)  To directors, officers, employees, permitted assigns and agents, including the Servicer (such assigns and agents, including the Servicer, to agree in writing to be bound by the provisions of this 18.15) of Lessor, Owner Participant, Lessee, Servicer, Guarantor or any Affiliate (direct or indirect) of any of such parties; or

             (ii)  To auditors, accountants or legal advisors of Lessor, Lessee, Owner Participant, Guarantor, Servicer or any Affiliate (direct or indirect) of any of such parties; or

            (iii)  To actual or potential lenders/Financiers, Security Trustee, purchasers or other permitted assigns of Lessor, Lessee, Owner Participant, Guarantor or any Affiliate of any of such parties, including but not limited to providing financial information about Lessee to potential lenders/Financiers to, and purchasers from, Lessor and/or Owner Participant, provided that such potential lenders/Financiers will agree in writing for the benefit of Lessee to keep such Information confidential in a manner similar to the provisions hereunder and that their access to Information is solely for purposes of evaluating an investment in or other financing of the Aircraft, or such purchaser provides to Lessee a confidentiality agreement in a form reasonably acceptable to Lessee; or

            (iv)  To such other parties as Lessor, Lessee, Owner Participant, Servicer or Guarantor may reasonably believe to be required by law, by government regulation or order (including, without limitation any regulation or order of a bank regulatory agency), by subpoena or by any other legal process.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          (b)   Notwithstanding any of the foregoing, Information will not be considered confidential, and Lessor, Lessee, Owner Participant, Guarantor and their respective Affiliates may disclose any item of the Information without restriction in any of the following circumstances, if such item:

              (i)  is publicly available (either to the general public or to any relevant trade or industry) prior to any party's receipt of it from another party hereto;

             (ii)  is thereafter made publicly available (either to the general public or to any relevant trade or industry) by another party hereto or by a third party which is entitled to make such item publicly available; or

            (iii)  was known to any party hereto on a non-confidential basis prior to its disclosure to such party by another party hereto.

          18.16    [Reserved].

          18.17    Section 1110.    Lessee acknowledges that Lessor would not have entered into this Agreement unless it had available to it the benefits of a lessor under Section 1110 of Title 11 of the United States Code ("Section 1110"). Lessee covenants and agrees with Lessor that to better ensure the availability of such benefits, Lessee shall support any motion, petition or application filed by Lessor with any bankruptcy court having jurisdiction over Lessee, whereby Lessor seeks recovery of possession of the Aircraft under Section 1110 and shall not in any way oppose such action by Lessor unless Lessee shall have complied with the requirements of Section 1110 to be fulfilled in order to entitle Lessee to continue use and possession of the Aircraft under this Agreement. In the event Section 1110 is amended, or it is repealed and another statute is enacted in place thereof, Lessor and Lessee agree to amend this Agreement and take such other action (to the extent not inconsistent with this Agreement) as Lessor reasonably deems necessary so as to afford to Lessor the rights and benefits as such amended or substituted statute confers upon owners and lessors of aircraft similarly situated to Lessor.

        Section 19.    Governing Law and Jurisdiction.

          19.1    Governing law.    THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN THE PROVISIONS OF SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

          19.2    Consent to Jurisdiction.    Each of Lessee, Owner Participant and Lessor hereby irrevocably consents that any legal action or proceeding against Lessee, Owner Participant or Lessor or any of Lessee's, Owner Participant's or Lessor's assets with respect to this Agreement or any other Operative Document to which Lessee, Owner Participant or Lessor, as applicable, is a party may be brought in any jurisdiction where Lessee, Owner Participant or Lessor or any of their respective assets may be found, or in any court of the State of New York or any Federal court of the United States of America located in New York, New York, located in the Borough of Manhattan, United States, as Lessee, Owner Participant or Lessor may elect, and by execution and delivery of this Agreement each of Lessee, Owner Participant and Lessor hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its assets, generally and unconditionally, the jurisdiction of the aforesaid courts.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          19.3    Process Agent and Service of Process.    Lessee, Owner Participant and Lessor shall, not later than the execution of this Agreement, irrevocably designate, appoint and empower a duly authorized agent for service of process in the State of New York reasonably acceptable to Lessee, Owner Participant and Lessor, respectively, in any suit or proceeding with respect to this Agreement. A copy of any such process served on such agent shall be promptly forwarded by airmail by the person commencing such proceeding to Lessee, Owner Participant or Lessor, as applicable, at its address set forth herein, but the failure of Lessee, Owner Participant or Lessor, as applicable, to receive such copies shall not affect in any way the service of such process as aforesaid. Lessee, Owner Participant and Lessor further irrevocably consent to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified airmail, postage prepaid, to Lessee, Owner Participant or Lessor, as applicable, at its address set forth herein. The foregoing, however, shall not limit the rights of Lessee, Owner Participant or Lessor to serve process in any other manner permitted by Law or to bring any legal action or proceeding or to obtain execution of judgment in any jurisdiction.

          19.4    Jurisdiction and Forum.    Lessee agrees that final judgment against Lessee in any action or proceeding in connection with this Agreement shall be conclusive and may be enforced in any other jurisdiction within or outside the U.S. by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of Lessee's indebtedness. Lessee, Owner Participant and Lessor each hereby irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in the State of New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in the State of New York has been brought in an inconvenient forum. To the extent that Lessee, Owner Participant or Lessor may in any jurisdiction in which proceedings may at any time be taken for the determination of any question arising under or for the enforcement of this Agreement (including any interlocutory proceedings or the execution of any judgment or award arising therefrom) be entitled to claim or otherwise be accorded for itself or its property, assets or revenues immunity from suit or attachment (whether in aid of execution, before judgment or otherwise) or other legal process, and to the extent that in any such jurisdiction, there may be attributed to Lessee, Owner Participant or Lessor, or their respective property, assets or revenues such immunity (whether or not claimed), Lessee, Owner Participant and Lessor each hereby irrevocably agrees not to claim and waives such immunity to the fullest extent permitted by the Law of such jurisdiction.

          19.5    Waiver of Jury Trial.    LESSEE, OWNER PARTICIPANT AND LESSOR EACH HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY OF THE OPERATIVE DOCUMENTS OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          19.6    Waiver of Immunity.    Each party to this Agreement agrees that in any legal action or proceedings against it or its assets in connection with this Agreement and/or any other Operative Document to which it is a party no immunity from such legal action or proceedings (which shall include, without limitation, suit, attachment prior to judgment, other attachment, the obtaining of judgment, execution or other enforcement) shall be claimed by or on behalf of it or with respect to its assets, irrevocably waives any such right of immunity which it or its assets now have or may hereafter acquire or which may be attributed to it or its assets and consents generally in respect of any such legal action or proceedings to the giving of any relief or the issue of any process in connection with such action or proceedings including, without limitation, the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order of judgment which may be made or given in such action or proceedings.

        Section 20.    CRAF Program.

          20.1    Commitment to CRAF.    So long as no Lease Default or Lease Event of Default shall have occurred and be continuing, Lessee may use the Aircraft in connection with contract solicitations by the Air Mobility Command of the United States Government ("AMC") and may transfer possession of the Aircraft to the United States Government or any instrumentality or agency thereof pursuant to the Civil Reserve Air Fleet Program authorized under 10 U.S.C. § 9511 et seq., or any substantially similar or substitute program (hereafter, the "CRAF Program"), for a period not extending beyond the last day of the Lease Term, provided that: (i) the rights of the AMC or the recipient under the CRAF Program shall be subject and subordinate to all the terms of this Agreement, including the right of Lessor to terminate this Agreement and immediately repossess the Aircraft following a Lease Event of Default, (ii) Lessee shall remain primarily liable for the performance of all the terms of this Agreement to the same extent as if such use or transfer had not occurred, and (iii) Lessee shall promptly notify Lessor and Owner Participant upon subjecting the Airframe or any Engine to the CRAF Program in any contract year and provide Lessor and Owner Participant with the name and address of the Contracting Office Representative for the AMC to whom notice shall be given in connection with the enforcement of remedies under this Agreement pursuant to Section 10. Lessee agrees to promptly notify Lessor and Owner Participant in writing of the transfer of possession of the Airframe and any Engine to the CRAF Program and of any activation of the Airframe and any Engine under the CRAF Program.

          20.2    Indemnification by United States Government.    Notwithstanding any other provision of this Agreement requiring Lessee to maintain insurance in respect of the Aircraft, Lessor agrees to accept, in lieu of commercial insurance against any risk with respect to the Aircraft, insurance provided by the FAA under Chapter 443 of Title 49 of the United States Code or indemnification from the United States Government in favor of Lessor against such risk in an amount which, when added to the amount of commercial or FAA insurance against such risk maintained by Lessee (including permitted self-insurance) with respect to the Aircraft, shall be at least equal to the amount of insurance against such risk otherwise required by Section 8.6 and Schedule 9 of this Agreement, provided that Lessee shall promptly notify Lessor as to the existence of such FAA insurance or United States Government indemnification and promptly furnish to Lessor a copy of such FAA insurance or United States Government indemnification agreement and a certificate of a firm of independent aircraft insurance brokers of recognized standing and responsibility, appointed by Lessee, certifying that such indemnification and other insurance maintained by Lessee with respect to the Aircraft is in full compliance with all the requirements of this Section 20.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          20.3    No Geographical Limits.    So long as the Aircraft is operated pursuant to the CRAF Program pursuant to which the United States Government has assumed liability for any damage, loss, destruction or failure to return possession of the Aircraft and for injury to persons and damage to property of others and all other liabilities and risks required to be insured against pursuant to Section 8.6 and Schedule 9, there will be no limitation on the geographic area in which the Aircraft may be operated pursuant to the CRAF Program.

          20.4    Notice of Lease Default.    If a Lease Event of Default occurs under this Agreement and Lessor elects to pursue its remedies under Section 10 to terminate this Agreement and repossess the Aircraft, Lessor will so notify the United States Government by sending a written communication to that effect to the following address:

Headquarters Air Mobility Command
AMC Contracting Office—DOYAI
402 Scott Drive, Unit 3A1
Scott Air Force Base, Illinois 62225-5302

          20.5    Receipt of Payments.    So long as no Lease Default or Lease Event of Default has occurred and is continuing, all payments received by Lessee from the United States Government or any instrumentality or agency thereof for the use and operation of the Aircraft under the CRAF Program will be paid over to or retained by Lessee. If a Lease Default or a Lease Event of Default has occurred and is continuing, all payments received by Lessee from the United States Government or any instrumentality or agency thereof for the use and operation of the Aircraft under the CRAF Program shall be paid to Lessor and may be used by Lessor to satisfy any obligations owing by Lessee under this Agreement. In furtherance thereof, Lessee hereby assigns to Lessor, as security for the performance of Lessee's obligations hereunder, all of Lessee's present and future rights to payments from the United States Government or any instrumentality or agency thereof for the use and operation of the Aircraft under the CRAF Program. On request by Lessor, Lessee shall at its sole expense take all actions necessary to perfect Lessor's rights and interests in respect thereof, including, without limitation, compliance with the Assignment of Claims Act, 31 U.S.C., Section 3727, and Lessee shall provide Lessor with a legal opinion, in form and substance reasonably satisfactory to Lessor, as to the due perfection of such assignment.

        Section 21.    Definitions and Interpretation.

          21.1    Definitions.    The following words have these meanings in this Agreement unless the contrary intention appears.

        "Act" means part A of subtitle VII of title 49, United States Code.

        "AD" or "Airworthiness Directive" means an airworthiness directive issued by the Aviation Authority.

        "Affiliate" means any other person directly or indirectly controlling, directly or indirectly controlled by or under direct or indirect common control with the person specified.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

        "After-Tax Basis" means, with respect to any indemnity or other amount (an "Amount") which is required by any Operative Document to be paid on an "After-Tax Basis" by Lessee (or by any other person under the Operative Documents) to any Indemnified Party (or to any other person for the account or benefit of any Indemnified Party), payment of such Amount supplemented by a further payment or payments that will, in the good faith determination of the Indemnified Party, leave the Indemnified Party and its Affiliates with a net economic realization equal to the Amount, after considering the net amount of all Taxes imposed on any Indemnified Party with respect to the receipt or accrual of the Amount and such supplemental payments.

        "Agreed Value" has the meaning given to it in Schedule 2.

        "Airbus" means Airbus S.A.S, a Société par Actions Simplifiée, duly created and validly existing under French law, having its principal office at 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, France.

        "Airbus Aircraft Specification" means Lessee's current detailed specification and configuration for Airbus A330-200, Reference G.000.02000, Issue 4.5, dated July 13, 2006, as modified by the Airframe Manufacturer to incorporate developmental changes or by mutual written agreement of Lessor and Lessee from time to time.

        "Airbus Purchase Agreement" means the Airbus A330/A350 XWB Purchase Agreement, dated as of January 31, 2008, as amended from time to time, entered into between the Aircraft Manufacturer and Lessee, including for the avoidance of doubt all the attachments, exhibits and schedules thereto.

        "Aircraft" means the aircraft described in Schedule 1 and in the Lease Supplement comprising the Airframe, the Engines (whether or not any of the Engines may from time to time be installed on the Airframe) and, where the context permits, references to the "Aircraft" shall include a separate reference to the Airframe, all Engines, Parts, components and systems thereof, the equipment installed thereon, including but not limited to the BFE, and the Maintenance Manuals and Technical Records. For the avoidance of doubt, the Aircraft excludes the LDMCR, title to which shall be retained by Lessee, provided that the LDMCR shall be installed on the Aircraft at the Delivery Date subject in all respects to the provisions of Section 11 of Schedule 6 and Section 4 of Schedule 8.

        "Aircraft Flight Manual" means the aircraft flight manual with respect to the Aircraft.

        "Airframe" means:

          (a)   the airframe described in the Lease Supplement;

          (b)   any and all Parts so long as they are incorporated or installed in or attached to that airframe or so long as title to it remains vested in Lessor after removal from such airframe, and including any replacement Parts as provided under Section 3 of Schedule 8; and

          (c)   the BFE, if any.

        "Airframe Life Limited Component" has the meaning given in Section 3(b) of Schedule 6.

        "Airframe Manufacturer" means Airbus.

        "Airframe Manufacturer's Consent" means the consent and agreement of Airframe Manufacturer to the Purchase Agreement Assignment.

        "Airframe Manufacturer's Consent [Security Trustee]" means the consent and agreement of the Airframe Manufacturer to the collateral assignment of the airframe warranties by Lessor to Security Trustee.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

        "Airframe Structural 6 Year Check" means the heavy structural inspection tasks in the OEM's MPD having initial accomplishment thresholds of six years and any defect rectification and materials arising directly from the accomplishment of such tasks.

        "Airframe Structural 12 Year Check" means the heavy structural inspection tasks in the OEM's MPD having initial accomplishment thresholds of twelve years and any defect rectification and materials arising directly from the accomplishment of such tasks.

        "Airframe Warranties Agreement" means the Airframe Warranties Agreement, in form and substance reasonably satisfactory to Lessee and Lessor, dated on or about the Delivery Date amongst Lessor and Lessee and consented to by the Airframe Manufacturer pursuant to which Lessor will assign to Lessee the right to enforce the warranties in respect of the Airframe.

        "Alert Service Bulletins" means alert service bulletins issued by the Manufacturer.

        "Annual Maintenance Reserves Adjustment" has the meaning given in Schedule 2.

        "Applicable Fixed Rate" has the meaning given in Schedule 2.

        "Approved Maintenance Program" means Lessee's maintenance program based on the MPD and approved by the Aviation Authority, as updated from time to time.

        "Approved Maintenance Provider" means any maintenance performer appointed or to be appointed by Lessee or any Approved Sublessee to undertake maintenance on the Aircraft who Lessee or any Approved Sublessee, in each case, acting reasonably, is satisfied:

          (a)   is maintaining and will continue to maintain the Aircraft in accordance with the MPD; and

          (b)   is approved by the Aviation Authority, as appropriate to maintain aircraft of the same type as the Aircraft,

at all times during the period that such maintenance performer is so appointed by Lessee or any Approved Sublessee.

        "APU" means the auxiliary power unit for the Aircraft having the manufacturer's serial number set forth in the Lease Supplement (or such other auxiliary power unit as may be substituted for it after the Delivery Date in accordance with the requirements of Section 3 of Schedule 8).

        "APU Hours" means each hour or part thereof elapsing from the moment APU is started to the moment APU is shutdown rounded to the nearest minute.

        "APU Performance Restoration" means off-wing APU shop visits that include disassembly, inspection, component repair and balancing, testing and reassembly of the relevant APU, accomplished in accordance with the Manufacturer's component maintenance manual. The workscope will be such that the APU is expected to achieve Manufacturer's mean time between removals from the APU's release from such shop visit and to its next shop visit, and also includes all open ADs issued by the Aviation Authority that are required to be incorporated before the next the overhaul period.

        "Aviation Authority" means FAA or such other authority, official, government department or agency which (under the laws of the State of Registration) is from time to time vested with the control and supervision of (or has jurisdiction over) the registration, airworthiness or operation of the Aircraft.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

        "Bankruptcy Code" means the United States Bankruptcy Code, 11 U.S.C. § 101 et seq.

        "Basic Rent" means:

          (a)   the monthly rent payable on each Rent Payment Date calculated on the Rent Calculation Date in accordance with Section 5.1(c) and as specified in the Lease Supplement; and

          (b)   if Lessee exercises the Extension Option, the Basic Rent for the period commencing on the Scheduled Termination Date and ending on the Termination Date shall be mutually agreed by Lessor and Lessee prior to the exercise by the Lessee of the Extension Option.

        "BFE" means the buyer-furnished equipment incorporated or installed in or attached to the Aircraft and which was sold to Lessor pursuant to the Purchase Agreement Assignment. For the avoidance of doubt, the BFE shall not include the LDMCR.

        "Bill of Sale" means the bill of sale transferring title to the Aircraft from the Airframe Manufacturer to Lessor.

        "Business Day" means:

          (a)   for any payment obligation denominated in U.S.$, any day other than a Saturday, Sunday or other day on which banks in New York, Hawaii or London are authorized or required to close; and

          (b)   for any other purpose any day other than a Saturday, Sunday or other day on which banks in New York or Hawaii are authorized or required to close.

        "C Check" means a block "C" Check in accordance with the Approved Maintenance Program and the Manufacturer's Maintenance Planning Document each in effect on the relevant date.

        "Cape Town Convention" means the Convention together with the Protocol.

        "Certificate of Airworthiness" means the certificate of airworthiness or Export Certificate of Airworthiness, as the case may be, issued by the Aviation Authority.

        "Certificated Air Carrier" means any United States air carrier holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to chapter 447 of Title 49 of the United States Code for aircraft capable of carrying 10 or more individuals or 6000 pounds or more of cargo, and as to which there is in force an air carrier operating certificate issued pursuant to part 121 of the FAA Regulations, or which may operate as an air carrier by similar certification under any successor or substitute provisions therefor.

        "Change of Control Event" has the meaning given to it in Section 8.1(e).

        "Claims" means any and all claims, damages, losses, liabilities, demands, suits, judgments, causes of action, legal proceedings, whether civil or criminal, penalties, fines and other sanctions, and any reasonable attorney's fees and other reasonable costs and expenses in connection therewith or in establishing the right to indemnification hereunder, including any of the foregoing arising or imposed with or without the fault or negligence of any Indemnitee (whether passive or active) or under the doctrine of strict or absolute liability.

        "Consolidated Text" means the Consolidated Text of the Convention and Protocol referred to in, and as set out in the Attachment to, Resolution No. 1 adopted by the Diplomatic Conference held at Cape Town at which the Convention and the Protocol were opened for signature.

        "Convention" means The Convention on International Interest in Mobile Equipment, concluded in Cape Town, South Africa on November 16, 2001 (utilizing the English-language version thereof).

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

        "Cycle" means, for:

          (a)   an Airframe, one take off and one complete landing of the Aircraft to a full and complete stop;

          (b)   an Engine or a Part, one take off and one complete landing to a full and complete stop of any aircraft on which such Engine or Part, as the case may be, is installed; and

          (c)   an APU each instance in which the APU is started and then shut down.

        "Damage Notification Threshold" has the meaning given to it in Schedule 2.

        "Debt" means any liability for borrowed money, or any liability for the payment of money in connection with any letter of credit transaction or any other liabilities evidenced or to be evidenced by bonds, debentures, notes or other similar instruments.

        "Deductable Amount" has the meaning given to it in Schedule 2.

        "Default Rate" has the meaning given to it in Schedule 2.

        "Delivery" means the delivery of the Aircraft by Lessor to Lessee in accordance with the terms and conditions of this Agreement and Lessee's acceptance of the same as evidenced by the execution and delivery of the Lease Supplement by Lessee.

        "Delivery Date" means the date of Delivery.

        "Delivery Location" means Toulouse, France.

        "DER" means Designated Engineering Representative.

        "DGAC" means Direction Generale de Aviation Civile in France and any successor thereof.

        "Discount Rate" has the meaning given to it in Schedule 2.

        "EASA" means European Aviation Safety Agency, an agency of the European Union having responsibility for aviation safety, regulation and oversight of member states of the European Union, or any successor to it.

        "Engine" means each of:

          (a)   the engines described in Schedule 1 and in the Lease Supplement; and

          (b)   any Replacement Engine; and

          (c)   any and all Parts incorporated or installed in or attached to an Engine or any and all Parts removed from an Engine so long as title to it remains vested in Lessor after removal, and including any replacement Parts as provided under Section 3 of Schedule 8.

        "Engine Event of Loss" means the occurrence of:

          (a)   any of the events referred to in the definition of "Event of Loss" but with reference therein to "Airframe" being construed as references to any Engine; or

          (b)   any divestiture or impairment of any right, title or interest of Lessor in or to an Engine as a result of the installation of such Engine on any other airframe in violation of Section 3.4 of Schedule 8.

        "Engine Life Limited Part" means the life-limited Parts for each Engine.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

        "Engine Life Limited Parts Replacement" means, if as required pursuant to the Engine manual published by the Engine Manufacturer an Engine Life Limited Part is required to be replaced at the time such Engine under goes a shop visit.

        "Engine Manufacturer" means Rolls-Royce plc.

        "Engine Manufacturer's Consent" means the consent and agreement of Engine Manufacturer to the Engine Warranties Assignment, which consent may be incorporated into the Engine Warranties Assignment.

        "Engine Manufacturer's Consent [Security Trustee]" means the consent and agreement of the Engine Manufacturer to the collateral assignment of the engine warranties by Lessor to Security Trustee.

        "Engine Performance Restoration" means, with respect to any Engine, off-wing engine shop visits that at a minimum include a level 3 restoration workshop of the High Pressure System module (Modules 41) and the Intermediate Pressure Turbine module (Module 51) in accordance with the Engine Manufacturer's then current Maintenance Management Plan for Lessee's Rolls Royce Trent 772B-60 EP engines, with a scheduled Life Limited Part and Airworthiness Directive release of no less than 4,000 Cycles and on-condition release of no less than the Engine Manufacturer's published mean time between removals (in each case assuming an Hour to Cycle ratio of 5:1) from the Engine's release from such shop visit and to its next shop visit.

        "Engine Warranties Agreement" means the Engine Warranties Agreement, in form and substance reasonably satisfactory to Lessee and Lessor, dated on or about the Delivery Date between Lessor and Lessee and consented to by Engine Manufacturer pursuant to which Lessor will assign to Lessee the right to enforce the warranties in respect of the Engines.

        "Engine Warranties Assignment" means the Engine Warranties Assignment between Lessor and Lessee to be entered into on or about the Delivery Date as consented to by the Engine Manufacturer, which shall be in form and substance reasonably acceptable to Lessor and Lessee and shall provide, among other things, for the assignment to Lessor of the warranties relating to the Engines.

        "Event of Loss" means any of the following events:

          (a)   the agreed, actual, arranged, compromised or constructive total loss of the Airframe (including any damage to the Airframe which results in an insurance settlement on the basis of a total loss, or requisition for use or hire of the Airframe which results in an insurance settlement on the basis of a total loss); or

          (b)   the Airframe being destroyed, damaged beyond economic repair or permanently rendered unfit for normal use for any reason whatsoever; or

          (c)   the requisition for title, confiscation, forfeiture or any compulsory acquisition of title of the Airframe by any Government Entity (whether civil, military or de facto) or by any person acting or purporting to act by authority of the same other than the federal government of the U.S. or any instrumentality or agency thereof the obligations of which are guaranteed by the full faith and credit of the federal government of the U.S.; or

          (d)   the hijacking, theft, or disappearance of the Airframe for a period of (i) 90 consecutive days or more or (ii) if earlier, for a period ending on the last day of the Lease Term; or

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

          (e)   the condemnation, confiscation, capture, seizure or requisition for use or hire of the Airframe or the deprivation of the possession or use of the Airframe as a result of any law or other action by the Aviation Authority or any Government Entity (other than where the same amounts to the circumstances provided in clause (d)) which deprives any person entitled to have possession and/or use of the Airframe of its possession and/or use (i) for more than a period of 120 consecutive days or (ii) with respect to any deprivation of the possession or use of the Airframe as a result of any law or other action by any Aviation Authority or Government Entity, for such longer period, up to a maximum of 120 additional consecutive days (not to extend beyond the last day of the Lease Term), so long as Lessee is diligently attempting to bring the Airframe into conformity with such law or other action (it being understood that the activation of the Aircraft under the CRAF Program is not to be regarded as a "condemnation, confiscation, capture, seizure or requisition for use or hire") or (iii) if earlier, for a period ending on the last day of the Lease Term; or

          (f)    any other case which by subsequent agreement Lessor and Lessee may deem, with the agreement of the insurers, to be an Event of Loss.

          An Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe.

        "Event of Loss Date" means:

          (a)   with respect to any Event of Loss set forth in paragraph (a) of the definition thereof, the earliest of:

              (i)  the date on which the loss is agreed, arranged or compromised by the insurers; and

             (ii)  thirty (30) days after the date on which notice is sent to Lessee's brokers or insurers claiming such loss;

          (b)   with respect to any Event of Loss set forth in paragraph (b) or (c) of the definition thereof, the date such event, condition or circumstance occurs or, if such date is not known, the date on which the relevant property was last heard of;

          (c)   with respect to any Event of Loss set forth in paragraph (d) or (e) of the definition thereof, the earlier of:

              (i)  the date on which insurers make payment on the basis of an Event of Loss; and

             (ii)  the expiration of the period, or the continuation of the condition or circumstance beyond the date, described therein; or

          (d)   with respect to any Event of Loss set forth in paragraph (f) of the definition thereof, the date of the subsequent agreement reached by Lessor and Lessee, with the agreement of the insurers.

        "Event of Loss Proceeds" means the proceeds of any insurance required to be maintained by Lessee hereunder, or any compensation or similar payment arising, in respect of an Event of Loss.

        "Excluded Tax" means any Tax to the extent excluded by Section 14.1(b) of this Agreement from Lessee's tax indemnity obligations under Section 14.1(a) of this Agreement.

        "Export Certificate of Airworthiness" means an export certificate of airworthiness issued by the Aviation Authority in respect of the Aircraft.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

        "Extension Option" means Lessee's right to extend the Lease Term in accordance with Section 2.7(b).

        "Extension Termination Date" means the earlier of (a) the fourteenth (14th) anniversary date of the Delivery Date or (b) the date of completion of the next scheduled C Check for the Aircraft following the Scheduled Termination Date in accordance with Section 2.1(d) of Schedule 6, provided if either such date is not a Business Day, the immediately preceding Business Day.

        "FAA" means the Federal Aviation Administration of the United States or any Government Entity succeeding to the functions of such Federal Aviation Administration.

        "FAA Bill of Sale" means a bill of sale for the Airframe on AC Form 8050-2 (or such other form as may be approved by the FAA) delivered to Lessor on the Delivery Date by Airframe Manufacturer.

        "FAA Filed Documents" means this Agreement, Lease Supplement, the Security Agreement, the Trust Agreement and relevant affidavit of citizenship, the FAA Bill of Sale, and an application for registration of the Aircraft with the FAA in the name of Lessor.

        "FAA Regulations" means the Federal Aviation Regulations issued or promulgated pursuant to the Act from time to time and set forth in Title 14 of the United States Code of Federal Regulations, Chapter 1 (Parts 1-99).

        "Final Inspection" has the meaning given to it in Section 1 of Schedule 6.

        "Financier" means any person from time to time notified by Lessor to Lessee as making any loan, lease or other financial arrangement available to Lessor or any of its Affiliates in connection with the financing or refinancing of the Aircraft and/or in relation to which such person (or Security Trustee on its behalf) acquires title to (within a head lease/sublease structure), or any Lien in the Aircraft or any Operative Document.

        "Financing Statements" means UCC-1 financing statements covering this Agreement and the Aircraft, as a precautionary matter, by Lessee, as lessee, showing Lessor and Security Trustee as assignee of Lessor for filing in Delaware and each other jurisdiction that, in the opinion of Lessor and Security Trustee, is reasonably desirable.

        "Flight Hour" means, with respect to the Airframe or any Engine or Part, each hour or part of it rounded up to two decimal places elapsing from the moment at which the wheels of the Aircraft (or an aircraft on which the relevant Engine or Part is installed on) leave the ground on take-off until the wheels of the Aircraft (or aircraft on which the relevant Engine or Part is installed) touch the ground on landing following such flight.

        "GAAP" means (i) generally accepted accounting principles as set forth in the statements of financial accounting standards issued by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or (ii) International Financial Reporting Standards and International Accounting Standards (and interpretations thereof) published by the International Accounting Standards Board, as in effect at the relevant time, and applied on a basis consistent with prior periods except as may be disclosed in the pertinent person's financial statements.

        "Government Entity" means and includes (whether having a distinct legal personality or not) (a) any national government, state, locality, any political subdivision thereof, or local jurisdiction therein, (b) any board, commission, department, division, organ, instrumentality, court or agency of any entity referred to in (a) above, however constituted, and (c) any association, organization or institution (international or otherwise) of which any entity mentioned in (a) or (b) above is a member or to whose jurisdiction any thereof is subject or in whose activities any thereof is a participant.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

        "Group A Engine LLPs" means each of the following: (1) LPC Rotor disk, (2) LPC Rotor Shaft, (3) IPC Drum, (4) IPC Stub Shaft, (5) HPC 1-6 Drum, (6) HPT Disk, (7) IPT Shaft, (8) IPT Disk, (9) LPT Stg 1 Disk, (10) LPT Stg 2 Disk, (11) LPT Stg 3 Disk, (12) LPT Stg 4 Disk, and (13) LPT Rotor Shaft.

        "Group B Engine LLPs" means Engine fan blades and annulus fillers.

        "Guarantor" means HKAC.

        "Guaranty" means the guaranty of Guarantor in favor of Lessee, in form and substance reasonably acceptable to Lessee, guarantying, among other things, the obligations of Lessor and Owner Participant hereunder, under the Purchase Agreement, under the Purchase Agreement Assignment and under the Engine Warranties Assignment.

        "Habitual Base" means the U.S. or any other country (a) in which the Aircraft is based from time to time in accordance with the provisions of this Agreement and (b) which is agreed to in writing by Lessee and Lessor.

        "Hard Time Component" has the meaning given to it in Section 3(a) of Schedule 6.

        "HKAC" means HNA Group (Hong Kong) Co., Limited.

        "Holdings" means Hawaiian Holdings, Inc., a Delaware corporation and the parent of Lessee.

        "ICAO" means the International Civil Aviation Organization.

        "Indemnified Party" means each of Lessor, Wilmington, Owner Participant, Guarantor, Servicer, Security Trustee and each other Financier, and their respective Affiliates, successors and permitted transferees and assigns, directors, officers, employees and agents, provided that any agent will only constitute an Indemnified Party to the extent that it has been acting on behalf of another Indemnified Party in the performance of its rights in connection with the Operative Documents.

        "Indemnified Tax" means any Tax for which Lessee has an obligation of indemnity pursuant to Section 14 of this Agreement and does not include any Excluded Tax.

        "Individual LLP Cost Per Cycle" has the meaning given in the definition of "Annual Maintenance Reserves Adjustment".

        "Information" has the meaning given in Section 18.5.

        "Insolvency Event" means in relation to Lessee, any of the following occurs: Lessee shall commence any case, proceeding or other action (A) under any existing or future Law relating to bankruptcy, insolvency, examinership, administration, reorganization or other relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of its assets, or Lessee shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Lessee any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged, unstayed or unbonded for a period of 60 days; or (iii) there shall be commenced against Lessee any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) Lessee shall admit in writing its inability to, pay its debts as they become due.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

        "Insolvent" means in relation to Lessee, any of the following occurs:

          (a)   it is, or is deemed for the purposes of any applicable Law to be, unable to pay its debts as they fall due or insolvent;

          (b)   it admits in writing its inability to pay its debts as they fall due; or

          (c)   any of its indebtedness is subject to a moratorium.

        "Insurances" means the contracts and policies of insurance in respect of the Aircraft required to be maintained by Lessee under Section 8.6 and Schedule 9.

        "International Registry" means the international registration facilities established for the purposes of the Cape Town Convention.

        "Item of Equipment" means individually or collectively, as the context requires, the Aircraft, Airframe, and any of the Engines, Landing Gear, the APU and any of the Parts, whether or not installed in or attached to the Aircraft or Airframe.

        "Landing Charges Letter" means a letter from Lessee or a Permitted Sublessee, as applicable, addressed to Lessor in the form of Schedule 12 (Form of Landing Charges Letter) and any other relevant air traffic control authority, pursuant to which Lessee authorizes the addressee to issue to Lessor from time to time a statement of account of all sums due by Lessee or a Permitted Sublessee to the authority in respect of the Aircraft.

        "Landing Gear" means each landing gear assembly of the Aircraft identified by serial numbers in the Lease Supplement and any landing gear assembly substituted for any such identified landing gear assembly in accordance with the terms and conditions of this Agreement.

        "Landing Gear Overhaul" means the overhaul or exchange of the Landing Gear and in the case of overhaul, such overhaul shall be in accordance with the Manufacturer's component maintenance manual and, in the case of exchange shall mean exchange of the original Landing Gear for landing gear with zero time and zero cycles since overhaul in accordance with the Manufacturer's component maintenance manual.

        "Law" means (a) any constitution, treaty, pact, compact, convention, statute, law, decree, regulation, order, interpretation, license, permit, rule, injunction, writ or directive of any Government Entity, and (b) any judicial or administrative interpretation or application of, or decision under, any of the foregoing.

        "LDMCR" means the lower deck module crew rest installed on the Aircraft at the Delivery Date.

        "Lease Default" means any condition, circumstance, act or event that, with the giving of notice, the lapse of time or both, would constitute a Lease Event of Default.

        "Lease Event of Default" means any one or more of the conditions, circumstances, acts or events set forth in Section 10.1 of this Agreement.

        "Lease Supplement" means the Lease Supplement to be dated the Delivery Date in the form of Schedule 10 hereto.

        "Lease Term" means the period from the Delivery Date to and including the Termination Date, or such other date on which this Agreement is terminated (whether by expiry of time, termination by Lessor or otherwise).

        "Lessee Conditions Precedent" means each condition precedent set out in Section 2.2.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

        "Lessee Consent" means Lessee Consent to be dated the Delivery Date among Lessor, Lessee and Security Trustee, in form and substance (including the confirmation of Lessee's right to quiet enjoyment of the Aircraft) reasonably acceptable to Lessor, Lessee and Security Trustee pursuant to which Lessee consents to Lessor's granting a Lien on this Agreement to Security Trustee.

        "Lessee Operative Agreements" means this Agreement, the Lease Supplement, Lessee Consent and any other Operative Document to which Lessee is a party.

        "Lessor Conditions Precedent" means each condition precedent set out in Section 2.1.

        "Lessor Lien" means the rights of Lessor, Owner Participant, any Financing Party, Security Trustee or any other person or entity having an ownership, mortgage or security interest in the Aircraft or this Agreement which has been granted or conveyed by Lessor and any other Lien in the Aircraft or this Agreement which results from acts of or claims against Lessor, Owner Participant, any Financier or Security Trustee that are not to be paid or indemnified against by Lessee under this Agreement.

        "LIBOR" means, for any period, the three-month (unless otherwise specified herein) rate of interest per annum at which deposits in Dollars are offered to major banks in the London interbank market at approximately 11:00 a.m. (London time) three Business Days before the first day of such period, as reported by the Reuters Screen LIBOR01 Page (or such other page as may replace such page on such system for the purpose of reporting London Interbank Offered Rates of major banks) under the heading for British Bankers Association Interest Settlement Rates in the column designated "USD" (U.S. Dollar).

        "Lien" means any mortgage, charge, pledge, lien, hypothecation, lease, title retention, assignment, trust arrangement, right of possession or detention or security interest of any kind, howsoever created or arising.

        "Life Limited Part" means any Part which (as defined by the Manufacturer) has a finite working life limited to a given number of hours, cycles or calendar months.

        "Longstop Date" means the last day of the 8th month anniversary of the Scheduled Delivery Month, or such other date as agreed in writing by Lessee and Lessor.

        "Maintenance Item" means each type of maintenance specified in the Maintenance Reserves Table.

        "Maintenance Manual" means manuals provided by the Manufacturer to support the operation and maintenance of the Aircraft and systems.

        "Maintenance Reserves" means the amount (if any) from time to time standing to the credit of the Maintenance Reserves Account.

        "Maintenance Reserves Account" means the account notified in writing by Lessor to Lessee as being the "Maintenance Reserves Account."

        "Maintenance Reserves Payment Date" means the date which is the 15th day of every calendar month during the Lease Term, commencing on the 15th day of the calendar month following the first full calendar month following the calendar month in which Delivery occurs, and on the last day of the Lease Term.

        "Maintenance Reserves Payments" means the Monthly Maintenance Reserves Amounts and all other amounts payable by Lessee to Lessor pursuant to Section 5.6, Section 5.8, and Schedule 4.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

        "Maintenance Reserves Table" means the table set out in Schedule 4.

        "Manufacturer" means in the case of any Item of Equipment, the manufacturer of such Item of Equipment.

        "Manufacturer's Maintenance Planning Document" or "MPD" means the Airframe Manufacturer's Maintenance Planning Document for Airbus A330 aircraft, as the same may have been revised, amended or supplemented or updated from time to time.

        "Material Adverse Change" means, with respect to any person, any event, condition or circumstance that materially and adversely affects such person's consolidated financial condition, or its ability to perform its obligations under any of the Operative Documents to which such person is a party.

        "Minimum Liability Coverage" means U.S.$1,000,000,000.

        "Monthly Maintenance Reserves Amount" means, for a Maintenance Item, the amount determined in accordance with the Maintenance Reserves Table for such Maintenance Item.

        "Monthly Report" means a report provided to Lessor in accordance with Section 5.6(b).

        "Net Event of Loss Proceeds" means any Event of Loss Proceeds actually received by Lessor (or such other person entitled to receipt thereof), less any expenses or Taxes incurred by Lessor (or any other relevant person) in connection with the collection or receipt of such funds.

        "OEM" means, in relation to any Item of Equipment, the original equipment manufacturer of such Item of Equipment.

        "Operative Documents" means

          (a)   this Agreement;

          (b)   the Lease Supplement;

          (c)   the Purchase Agreement;

          (d)   the Purchase Agreement Assignment;

          (e)   the Airframe Warranties Agreement;

          (f)    the Airframe Manufacturer's Consent;

          (g)   the Airframe Manufacturer's Consent [Security Trustee];

          (h)   the Engine Warranties Agreement;

          (i)    the Engine Warranties Assignment;

          (j)    the Engine Manufacturer's Consent;

          (k)   the Engine Manufacturer's Consent [Security Trustee];

          (l)    the Lessee Consent, if any;

          (m)  the Bill of Sale;

          (n)   the FAA Bill of Sale;

          (o)   any other document agreed by Lessor and Lessee to be, an "Operative Document" for the purpose of this Agreement; and

          (p)   all notices, acknowledgements, consents and certificates required under this Agreement or under any other Operative Document to which Lessee is either a party or a beneficiary.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

        "Other Aircraft" means, at the time of determination, the two other A330-200 Aircraft acquired, or to be acquired, by an Affiliate of Guarantor, provided that the Aircraft and such other aircraft continue to be owned and leased by a lessor that is an Affiliate of Guarantor at such time and leased to Lessee.

        "Parts" means all engine modules, appliances, components, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than complete Engines or engines) which may from time to time be incorporated or installed in or attached to the Aircraft or which, having been removed from the Aircraft, remain the property of Lessor pursuant to Section 3 of Schedule 8.

        "PBH" means the Complete Fleet Services Agreement dated as of December 14, 2009 by and between Lessee and Delta Airlines, Inc., pursuant to which Delta Airlines, Inc. has agreed to provide, among other things, maintenance services for the APU.

        "Permanent Establishment" shall have the meaning given to it in Section 7.4(h) of this Agreement.

        "Permitted Liens" means:

          (a)   the respective rights of Lessee and Lessor as herein provided;

          (b)   any Lien created or permitted by the Security Agreement;

          (c)   any Lien for Taxes or any government or statutory charges or levies not assessed or, if assessed, not yet due and payable, or being contested in good faith by appropriate proceedings;

          (d)   any Lien of a materialman, repairer, mechanic, carrier, hangar-keeper or other similar lien arising in the ordinary course of business by operation of applicable Law in respect of obligations which are not overdue or are being contested in good faith by appropriate proceedings;

          (e)   any Lien for airport, navigation, and en-route charges arising in the ordinary course of business in respect of obligations which are not overdue or are being contested in good faith by appropriate proceedings;

          (f)    any Lessor Lien;

          (g)   the rights of others under any Permitted Sublease or other arrangements to the extent expressly permitted under Section 12,

but only if (in the case of any contest referenced in (c), (d) and (e)) (i) adequate reserves have been provided by Lessee for the payment of such Taxes or obligations in accordance with GAAP, if applicable; and (ii) such proceedings, or the continued existence of the Lien, do not give rise to any likelihood of the sale, forfeiture or other loss of the Aircraft or of criminal liability on Lessor.

        "Permitted Sublease" has the meaning given to it in Section 12.1.

        "Permitted Sublessee" means:

          (a)   a person listed in Schedule 5 (which may be amended at the request of a party with the other party's consent, such consent not to be unreasonably withheld); or

          (b)   any lessee of the Aircraft approved by Lessor in writing as a permitted Sublessee for the purposes of Section 12.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

        "PMA Parts" means Parts manufactured with a Parts Manufacturing Approval Supplement issued by the FAA.

        "Primary Account" has the meaning given to it in Section 6.1.

        "Prime Rate" means, for any day, a rate per annum equal to the "Prime Rate" as published in the Wall Street Journal for such day or, if such day is not a Business Day, for the immediately preceding Business Day.

        "Protocol" means the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment, concluded in Cape Town, South Africa, on November 16, 2001 (utilizing the English-language version thereof).

        "Purchase Agreement" means the purchase agreement between Lessor and Lessee, to be entered into concurrently with this Agreement, pursuant to which Lessor shall agree to purchase the Aircraft from the Airframe Manufacturer on the Delivery Date and lease the Aircraft to Lessee hereunder.

        "Purchase Agreement Assignment" means the aircraft purchase agreement assignment between Lessor and Lessee to be entered into on or about the Delivery Date as consented to by the Airframe Manufacturer, which shall be in form and substance reasonably acceptable to Lessor and Lessee and shall provide, among other things, for the assignment to Lessor of the warranties relating to the Aircraft and the rights of Lessee to take title to the Aircraft under the Airbus Purchase Agreement.

        "Purchase Price" has the meaning given in the Purchase Agreement.

        "Qualifying Maintenance" means the Airframe Structural 6 Year Check and 12 Year Check performed or to be performed on the Airframe, any Engine Performance Restoration performed to be performed on an Engine, any Group A Engine LLP replacement, any Landing Gear Overhaul or exchange performed or to be performed on any Landing Gear or any APU Performance Restoration performed or to be performed on the APU.

        "Redelivery" means the return and formal acceptance by Lessor of the Aircraft complete with all the Engines, Parts and Technical Records, in the condition defined in the Return Condition.

        "Redelivery Date" means the date on which Lessee redelivers the Aircraft in accordance with Section 11.

        "Redelivery Location" means Los Angeles International Airport or such other location as may be agreed in writing by Lessee and Lessor.

        "Rent" means, as the case may be, either or both of the Basic Rent and the Maintenance Reserves Payments.

        "Rent Calculation Date" has the meaning given in Section 5.1(c).

        "Rent Payment Date" means the Delivery Date and the first day of each Rent Period or, if any such date is not a Business Day, the immediately preceding Business Day.

        "Rent Period" means the period commencing on and including the Delivery Date and ending on the day before the corresponding day in the next succeeding calendar month and each of the consecutive monthly periods thereafter throughout the Lease Term, provided that the final Rent Period of the Lease Term may consist of less than a full month if this Agreement expires, terminates or is cancelled effective as of or on a date other than the day before a monthly anniversary of the Delivery Date.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

        "Replacement Engine" means an engine of the same manufacturer of the same or an improved model and suitable for use on the Airframe and which is in at least as good operating condition and of at least equivalent thrust rating, value, utility, modification and Life Limited Part status as and with no more than 110% of the total Flight Hours or Cycles since new and since completion of the most recent Engine Performance Restoration as compared to the Engine to be replaced or, if replacement occurs as a result of an Engine Event of Loss assuming that such Engine was in the condition and repair, except for normal wear and tear, required by the terms hereof immediately prior to the occurrence of such Engine Event of Loss, provided that Lessee acknowledges that Lessor shall have no obligation to make any betterment or other compensation payment if any such engine exceeds the above requirements, whether as to value or otherwise.

        "Return Condition" means the condition specified in Section 11 and Schedule 6.

        "Return Date" means the date on which the Aircraft is redelivered to Lessor in accordance with Section 11.

        "Scheduled Delivery Date" has the meaning given in Section 2.5(e).

        "Scheduled Delivery Date Notice" has the meaning given in Schedule 2.

        "Scheduled Delivery Month" has the meaning given in Section 2.5(e).

        "Scheduled Termination Date" means the twelfth (12th) anniversary date of the Delivery Date (or if such date is not a Business Day, the immediately preceding Business Day).

        "SEC" means the Securities and Exchange Commission of the United States of America, or any Government Entity succeeding to the functions of the Securities and Exchange Commission.

        "Section 1110" has the meaning given in Section 18.7.

        "Security Agreement" means the aircraft mortgage agreement, indenture or similar arrangement to be entered into, from time to time, between Lessor, Security Trustee and certain other entities more particularly described therein, pursuant to which Lessor will mortgage its right, title and interest in and to the Aircraft and certain other property (as more particularly described in the Mortgage).

        "Security Deposit" means the amount in U.S.$ equal to two month's Basic Rent (as determined prior to the Delivery Date pursuant to Section 5.1).

        "Security Deposit Account" means the account specified in Section 5.4(a) or such other account notified in writing by Lessor to Lessee as being the "Security Deposit Account".

        "Security Deposit LC" means a letter of credit issued or confirmed by a financial institution reasonably satisfactory to Lessor:

          (a)   which has a long term credit rating of at least A+ by Standard & Poor's; and

          (b)   which has offices in New York or London at which the letter of credit may be presented and drawn.

        "Security Trustee" means any person from time to time notified by Lessor to Lessee as the security agent or trustee (or similar representative) for any of the Financiers. The initial Security Trustee shall be specified in the Lease Supplement.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

        "Service Bulletins" means any optional, recommended, alert, standard or mandatory service bulletin or service information letter issued by the Airframe Manufacturer, the Engine Manufacturer or any other Manufacturer.

        "Servicer" means HKAC and such other person that Lessor may notify Lessee in writing as being the servicer from time to time.

        "Special FAA Counsel" means McAfee & Taft, P.C. or such other counsel as agreed to by Lessor and Lessee.

        "State of Incorporation" means Delaware.

        "State of Registration" means the U.S. or any other country in which the Aircraft is from time to time registered in accordance with Section 12.1.

        "Subsidiary" means an entity of which a person has direct or indirect control or owns directly or indirectly more than fifty percent (50%) of the voting capital or similar right of ownership and control for this purpose means the power to direct the management and the policies of the entity whether trough the ownership of voting capital, by contract or otherwise.

        "Supplemental Rent" means all amounts, liabilities and obligations (other than Basic Rent and payments in respect of Maintenance Reserves) which Lessee assume or agrees to pay to Lessor under this Agreement and the other Operative Documents to which Lessee is a party, including without limitation, Event of Loss Proceeds, interest at the Default Rate and payment of indemnities under Sections 13 and 14.

        "Tax(es)" means any taxes (including, without limitation, sales, use, business, gross or net income, personal property, license, documentation, recording, transfer, import, export, fuel, leasing, occupational, value added, turnover, stamp, goods and services, excess profits, excise, general excise, gross or net receipts, franchise, stamp, environmental and other taxes), levies, imposts, withholdings, fees, assessments, duties and other charges of any nature, and any penalties, fines, additions to tax, interest or other charges related thereto which are imposed by any Government Entity or other taxing authority in any jurisdiction (including Hawaii and any political subdivision thereof) or by any international or multinational taxing or regulatory authority.

        "TCA" means the General Terms Agreement, dated as of October 27, 2008 (as amended from time to time), among Lessee, Engine Manufacturer and Rolls-Royce TotalCare Services Limited, which provides for maintenance and repair of certain of Lessee's fleet of engines including the Engines.

        "TCA Payment Default" means, with respect to an Engine, a failure by Lessee to make payments under the TCA for that Engine and such failure has not been cured within 60 days.

        "Technical Records" means all the documents listed in Schedule 3 and all other technical data, manuals, logbooks and other records (whether kept or to be kept in compliance with any applicable Law or any requirement of the Aviation Authority) relating to the Airframe, an Engine, any Part or the APU.

        "Termination Date" means the Scheduled Termination Date or if Lessee exercises the Extension Option in accordance with Section 2.7(b), the Extension Termination Date.

        "Trust Agreement" means the Trust Agreement, dated as of the date hereof, between Wilmington, as owner trustee and Owner Participant, as the beneficiary with respect to the Aircraft.

        "U.S. Dollars" or "U.S.$" means the lawful currency for the time being of the U.S.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

        "United States" or "U.S." means the United States of America; provided, that for geographic purposes, "United States" means, in aggregate, the 50 states and the District of Columbia of the United States of America.

        "Wilmington" means Wilmington Trust Company, a Delaware trust company, in its individual capacity.

          21.2    Interpretation.    In this Agreement, unless the context otherwise requires:

            (a)   headings and underlinings are for convenience only and do not affect the interpretation of this Agreement;

            (b)   words importing the singular include the plural and vice versa;

            (c)   words importing a gender include any gender;

            (d)   an expression importing a natural person includes any company, partnership, joint venture, association, corporation or other body corporate and any governmental agency;

            (e)   references to parts, Sections, parties, exhibits and Schedules are references to parts paragraphs, and Sections of, and parties, exhibits and Schedules to, this Agreement;

            (f)    a reference to any statute, regulation, proclamation, ordinance or by-law includes all statutes, regulations, proclamations, ordinances or by-laws varying, consolidating or replacing them, and a reference to a statute includes all regulations, proclamations, ordinances and by-laws issued under that statute;

            (g)   a reference to an agreement includes any encumbrance, guarantee, undertaking, deed, agreement or legally enforceable arrangement or understanding whether or not in writing;

            (h)   a reference to a document includes any permitted amendment or supplement to or replacement or novation of, that document;

            (i)    a reference to Lessor, Financier or any other person includes that person's successors and permitted assigns and transferees; and

            (j)    whenever any payment under this Agreement is due on a day which is not a Business Day the payment shall be made on the immediately preceding Business Day. Any payment under this Agreement due on demand, if demanded on a day which is not a Business Day, is due on the immediately succeeding Business Day.

[signature page follows]

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement]

        IN WITNESS whereof Lessor and Lessee have caused this Agreement to be duly executed by their authorized officer or representative as of the day and year first above written.

LESSOR:
WILMINGTON TRUST COMPANY not in its individual capacity, except as expressly provided herein, but solely as owner trustee
By:	/s/ Jacqueline Solone
Name: Jacqueline Solone
Title: Financial Services Officer
LESSEE:
HAWAIIAN AIRLINES, INC.
By:	/s/ Peter R. Ingram
Name: Peter R. Ingram
Title: Executive Vice President, Chief Financial Officer and Treasurer
By:	/s/ C.R. Nardello
Name: Charles R. Nardello
Title: Senior Vice President—Operations
OWNER PARTICIPANT:
HKAC LEASING LIMITED
By:	/s/ Donal Boylan
Name: Donal Boylan
Title: Director

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Operating Lease Agreement (Aircraft No. 1)]

Schedule 1—Description of Aircraft

        [**]

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 1, Page 1

[Operating Lease Agreement (Aircraft No. 1)]

Schedule 2—Basic Rent

        [Note: to be intentionally omitted from FAA filing counterpart as containing confidential information]

        [**]

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 2, Page 1

[Operating Lease Agreement (Aircraft No. 1)]

Schedule 3—Technical Records

        All manuals, documents and software shall be delivered complete and in English, including the latest revisions incorporated, in good condition and shall include all Service Bulletins, modifications and alterations as incorporated in the Aircraft during the pre-delivery maintenance, including but not limited to the following documents:

        Certificates:

  •
  Certificate of Airworthiness

  •
  C of A for Export

  •
  Current Aircraft Registration

  •
  Noise Limitation Certificate

  •
  Radio Station License

  •
  Aircraft deregistration confirmation

  •
  Burn Certificates

        Aircraft Maintenance Status Summaries:

  •
  Certified current Time in Service (Hours and Cycles) and maintenance status

  •
  Certified status of Airframe and Appliance Airworthiness Directives including method of compliance

  •
  Certified status of Service Bulletins Incorporated

  •
  List of Operator modifications incorporated

  •
  Certified status of all non-SB and Major Modifications/STC's including acceptable state of manufacture certification

  •
  Certified status of SSI

  •
  Certified status of CPCP

  •
  Certified inventory of Hard Time components (Fitted Listing)

  •
  Certified inventory of OC/CM components (Fitted Listing)

  •
  Certified status of Check/Inspection History & Current Status of checks

  •
  List of deferred Maintenance Items (if applicable)

  •
  List of Out of Phase Checks, Special requirements, Time Limited Repairs (if any)

  •
  Aircraft Accident and Incident Statement

  •
  Structural repairs and damage Status (including Dent and Buckle chart)

  •
  Certification maintenance Requirements (CMR) item status

  •
  Aircraft Flight Time Reports/ Aircraft Log Books

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 3, Page 1

[Operating Lease Agreement (Aircraft No. 1)]

        Aircraft Maintenance Records:

  •
  Technical Logs (Minimum 2 years)

  •
  A Checks—Last Complete cycle of A-checks (or equivalent)

  •
  C Checks—Last Complete cycle of C-checks (or equivalent)

  •
  All Major Checks

  •
  CPCP Tasks including DFP and findings reports

  •
  Dirty Finger Print Certification (DFP) AD's (DFP must ref AD and/or SB)

  •
  DFP Certification of SB's

  •
  DFP Certification of STC's and all other modifications

  •
  DFP Certification of All Structural repair/structural damage

  •
  Certification Maintenance Requirement (CMR) DFP

  •
  Last Weighing Report including Schedule

  •
  Last Balancing of All control Surfaces

  •
  Last Demonstration flight report

  •
  X-ray inspections findings if any

  •
  Certified ETOPS compliance report (if applicable)

        Aircraft Historical Records:

  •
  Certificate of Acceptance (Export) from State of Manufacturer

  •
  Manufacturer's AD report

  •
  Manufacturer's Inspection Report, Initial Equipment list / Aircraft Readiness Log (or equivalent)

  •
  Manufacturer's repair / alteration report

  •
  Manufacturer's SB report

  •
  Service Difficulty Reports (if any)

  •
  Aircraft Historical / Miscellaneous Log (or equivalent)

  •
  Last Flight Data Recorder read Out & Corrections

        Configuration Status:

  •
  Approved and Certified LOPA

  •
  Galley Drawings & Galley OHM

  •
  Emergency Equipment Drawing/Listing

  •
  Loose Equipment Inventory

  •
  Inventory Listing of Avionic Units installed

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 3, Page 2

[Operating Lease Agreement (Aircraft No. 1)]

        Engine Documents:

  •
  Certified statement on status of each engine as to following:

    Times and Cycles since new

    Times and Cycles since overhaul on each engine module

    Hours and Cycles in airlines operation

  •
  Engine Logbooks (record of installation and removal and accumulated hours and cycles)

  •
  Accessory Status as listed in Engine Logbook

  •
  Last overhaul tags (or copies) for each accessory

  •
  Manufacturer data submittals

  •
  Certified status of engine airworthiness directives including method of compliance

  •
  Manufacturer modifications and SB status

  •
  Operator modifications (if applicable)

  •
  Master record of installations and removals

  •
  Complete copies of history of all engine/modules shop visit reports

  •
  Test cell run reports

  •
  Most recent On wing ground run reports

  •
  Condition monitoring reports

  •
  Certified listing for Group A and Group B Life Limited Parts

  •
  Full and unbroken traceability for LLP back to birth including power rating operation statement

  •
  ETOPS compliance report

  •
  Engine non incident/accident statement

  •
  Engine PMA Statement

  •
  Exceedences report and corrective action report per maintenance manual

  •
  Statement on oil type used

        APU Documents:

  •
  Certified statement on status of APU as to following:

    APU Hours since new

    APU Hours since overhaul

    APU Hours since hot section inspection

    Operator's method for APU time accrual

  •
  Statement of APU hours to Aircraft flying hours

  •
  Certified status of APU airworthiness directives including method of compliance

  •
  Current Manufacturer modifications and SB status

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 3, Page 3

[Operating Lease Agreement (Aircraft No. 1)]

  •
  Operator modifications incorporated (if applicable)

  •
  Certified updated APU Logbooks and manufacturer data submittals

  •
  Master record of installations and removals

  •
  Complete copies of history of all APU shop visit reports

  •
  Test cell run reports

  •
  Most recent On wing/health check data sheets

  •
  Certified LLP listing

  •
  Full and unbroken traceability for LLP back to birth

  •
  ETOPS compliance report (if applicable)

  •
  APU non incident/accident statement

  •
  Exceedences report and corrective action report per maintenance manual

  •
  Statement on oil type used

        Component Records:

  •
  Time Controlled Component Installation records and certified records from last overhaul (FAA Form 1 or EASA Form 1)

  •
  Documents demonstrating installation and full traceability to new for each life limited part

  •
  Installation records and serviceable tags for On-Condition /Condition monitored components (FAA Form 1 or EASA Form 1)

        Landing Gears:

  •
  Approved Release to Service Certification for Major Assemblies on each gear from last OH

  •
  Approved LLP Listing for each gear with full traceability to birth

  •
  Certified Current Status of LLP's for each Gear showing P/N, S/N and last Operator

  •
  Last Overhaul report

        Manuals:

  •
  All Manufacturer Manuals delivered with the Aircraft under this Agreement updated to the latest revision standard (applicable at the Return Occasion) as may be reasonably requested by Lessor

        CD:

  •
  Wiring Diagram Manual

  •
  Illustrated Parts Catalog

  •
  Maintenance Manual

  •
  Aircraft Schematics manual

  •
  Wire List and Hook up Charts

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 3, Page 4

[Operating Lease Agreement (Aircraft No. 1)]

        Miscellaneous:

  •
  Maintenance Program Specifications (Operator's)

  •
  Interior configuration drawings (L.O.P.A. and Emergency Equipment Locations)

  •
  Airbus Inspection Report delivery documents and final report.

  •
  Loose Equipment Inventory

  •
  Cabin Material Burn Test documents, if any

  •
  Flight Data Recorder -Print of Last Read-Out

  •
  Reference Material for Interpretation of Status Summaries, or cross reference for Part Numbers

        Lessee acknowledges that copies of certain Documents or Manuals may be required at date earlier than the Redelivery Date to facilitate certain acceptance processes and or to support the next operator for into service information/airworthiness processes. Lessor agrees that these interim additional requests will be kept to a minimum.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 3, Page 5

[Operating Lease Agreement (Aircraft No. 1)]

Schedule 4—Maintenance Reserves Table

[Note: to be intentionally omitted from FAA filing counterpart as containing confidential information]

        [**]

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 4, Page 1

[Operating Lease Agreement (Aircraft No. 1)]

Schedule 5—List of Permitted Sublessees

        [**]

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 5, Page 1

[Operating Lease Agreement (Aircraft No. 1)]

Schedule 6—Return Conditions

[Note: to be intentionally omitted from FAA filing counterpart as containing confidential information]

        [**]

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 6, Page 1

[Operating Lease Agreement (Aircraft No. 1)]

Schedule 7—Operation and Use

        Section 1.    Registration.    Lessee shall:

          (a)   at its own cost promptly do all such acts and things within its control to assist Lessor to register and maintain the registration of the Aircraft at the Aviation Authority reflecting Lessor as the owner of the Aircraft, and not do anything which might adversely affect such registration;

          (b)   if any applicable Law allows Lessee to register or file this Agreement or any Permitted Sublease or the interests of Lessor, Financiers or Security Trustee, promptly register or file all such interests to the maximum extent permitted by law; and

          (c)   at the request of Lessor, promptly assist and co-operate with all reasonable requests of Lessor to establish, maintain, preserve and protect the rights of Financiers in relation to the financing provided to Lessor in relation to the Aircraft.

        Section 2.    Records.

          (a)   Lessee shall keep accurate, complete and current records of all flights made by the Aircraft and of all maintenance and repairs carried out on the Aircraft, each Engine and each Part (including in relation to each Engine and Part subsequently installed, before the installation). Lessee shall notify Lessor on a monthly basis, every month throughout the Lease Term (commencing with the second month of the Lease Term) the number of Airframe, Engine, Landing Gear and APU Flight Hours and Cycles accumulated by the Aircraft. Such notification shall be delivered by Lessee to Lessor in accordance with Section 8.4 in the form of Schedule 11.

          (b)   Such records will form part of the Technical Records and shall:

              (i)  be kept in accordance with the approved procedures and practices of Lessee, the Aviation Authority, if applicable, and any applicable Manufacturers or suppliers and with the best practices of major international air transport operators;

             (ii)  be kept and maintained in English and in such manner and form as the Aviation Authority, FAA and any applicable Law may from time to time require and shall disclose the location of all Engines and Parts not installed on the Aircraft;

            (iii)  be the property of Lessor;

            (iv)  be kept by Lessee in its possession at a location approved by the Aviation Authority in fire proof storage containers in an area free from any risk of flooding and not, without Lessor's prior written consent, be in the possession or control of any person other than Lessee or an Approved Maintenance Provider.

          (c)   Lessee shall permit Lessor (or any of its agents or nominees) to examine and make copies of such records upon giving reasonable notice so long as such examination does not impede the normal commercial operation of the Aircraft. Provided no Lease Event of Default has occurred and is continuing, such inspections shall be at Lessor's cost and expense.

        Section 3.    Operation and compliance with laws.

          (a)   Lessee shall comply with all applicable Laws.

          (b)   Lessee shall not use the Aircraft in any manner contrary to any recommendation of the Manufacturers or any recommendation or regulation of the Aviation Authority or for any purpose for which the Aircraft is not designated or reasonably suitable.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 7, Page 1

[Operating Lease Agreement (Aircraft No. 1)]

          (c)   Lessee shall not knowingly use the Aircraft for the carriage of:

              (i)  whole animals, living or dead, except in the cargo compartments according to International Air Transport Association regulations and except domestic pet animals carried in suitable containers to prevent the escape of any liquid and as to ensure the welfare of the animal;

             (ii)  explosives, acids, toxic chemicals (including mercury) or other corrosive materials in contravention of any applicable Law, except as permitted for cargo under the International Air Transport Association Dangerous Goods Regulations and provided that all the requirements for packaging or otherwise contained therein are fulfilled;

            (iii)  nuclear fuels or wastes, except as permitted for cargo under the International Air Transport Association Dangerous Goods Regulations and provided that all the requirements for packaging or otherwise contained therein are fulfilled; or

            (iv)  illegal drugs or any other goods, materials or items of cargo which are prohibited by Law.

          (d)   Lessee shall not do or permit to be done anything which may expose the Aircraft or any part of it to the non-customary risk of damage, destruction, arrest, confiscation, seizure, forfeiture, impounding, detention or appropriation and shall not abandon the Aircraft.

          (e)   Lessee shall not use the Aircraft for purposes of training, qualifying or reconfirming the status of cockpit personnel except for the benefit of Lessee's cockpit personnel, and then only if the use of the Aircraft for such purpose is not disproportionate to the use for such purpose of other aircraft of the same type operated by Lessee.

          (f)    Lessee shall obtain and maintain in full force and effect all authorizations from time to time required for the use and operation of the Aircraft and ensure that the Habitual Base remains the habitual base of the Aircraft.

          (g)   Lessee shall:

              (i)  not cause or permit the Aircraft to proceed to, or remain at, any location to the extent then prohibited by a prohibition order or restriction of applicable Law (or any similar order, regulation or directive), or sanction or restriction issued by any Government Entity of the State of Registration or Lessee's or Lessor's state of organization or any Government Entity of the country in which such location is situated; and

             (ii)  not, to Lessee's best knowledge after reasonable and customary diligence, use or permit the use of any Item of Equipment with, for or on behalf of any person:

              (A)  whose property or interests in property are blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 24, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) (as the same is in effect during the Lease Term);

              (B)  in violation of the United States Bank Secrecy Act, as amended, or any applicable regulations thereunder;

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 7, Page 2

[Operating Lease Agreement (Aircraft No. 1)]

              (C)  contrary to any of the sanctions programs administered by the Office of Foreign Assets Control of the United States Department of Treasury ("OFAC"), any regulations promulgated thereunder by OFAC or under any affiliated or successor governmental or quasi-governmental office, bureau or agency, or any enabling legislation or executive order relating thereto (ref: www.ustreas.gov/offices/enforcement/ofac/);

              (D)  on the list of "Specially Designated Nationals" and "Blocked Persons" or subject to the limitations or prohibitions under any OFAC regulation or executive order, as the same are amended from time to time;

              (E)  who is the subject of a United Nations sanction or whose assets have been frozen by enabling legislation of the same in the State of Registration or Lessee's state of organization; or

              (F)  who is the subject of or which use is contrary to any Laws similar to or consistent with the foregoing clauses (A) through (E) as the same are enacted in Lessee's state of organization or the State of Registration;

      as any or all of the same are amended or supplemented from time to time, and including any successor laws as the same are enacted from time to time.

          (h)   Lessee shall not operate, maintain, insure or deal with the Aircraft, any Engine or Part in a manner which discriminates against the Aircraft, when compared with the manner in which Lessee operates, maintains, insures or deals with other aircraft, engines or parts (in each case of a similar model) in Lessee's fleet.

        Section 4.    Display of names.    Until Redelivery occurs, Lessee shall:

          (a)   affix and keep an engraved fireproof nameplate of appropriate size and shape to be provided by Lessor, in a reasonably prominent position in the cabin of the Aircraft bearing the inscription "Wilmington Trust Company not in its individual capacity but solely as owner trustee—OWNER AND LESSOR, [name of Security Trustee as may be specified in the Lease Supplement]—SECURITY TRUSTEE" and will ensure that such plate is not removed, defaced or covered; and

          (b)   affix and keep an engraved fireproof nameplate of appropriate size and shape in a reasonably prominent position on each Engine pod bearing the inscription "Wilmington Trust Company not in its individual capacity but solely as owner trustee—OWNER AND LESSOR, [name of Security Trustee as may be specified in the Lease Supplement]—SECURITY TRUSTEE" and will ensure that such plates are not removed, defaced or covered.

        Such nameplates shall not be removed prior to the Redelivery. If at any time Lessor transfers its interest in the Aircraft as permitted hereunder or Lessor finances or refinances the Aircraft, Lessee will, at Lessor's request and cost, promptly affix such new nameplates (to be provided by Lessor) to the Airframe and the Engines as may be required by Lessor. Lessee may add the words "AND IS ON LEASE TO HAWAIIAN AIRLINES" to any such nameplate provided that Lessee replaces that nameplate with a new nameplate not bearing those additional words at or before return.

        Section 5.    AD Cost Sharing.

        [**]

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 7, Page 3

[Operating Lease Agreement (Aircraft No. 1)]

Schedule 8—Maintenance, Alterations, Repairs, Pooling and Inspection.

        Section 1.    General.    Until Redelivery occurs, Lessee shall maintain the Airframe and Engines:

          (a)   with at least the same degree of non-discriminatory care as Lessee exercises in maintaining other owned and leased Airframes and Engines in its fleet of the same make and model as the respective Airframe or Engine;

          (b)   in good operating condition and in the same condition as when delivered to Lessee under this Agreement, ordinary wear and tear excepted;

          (c)   in full compliance with the Aviation Authority's requirements;

          (d)   in such condition as is necessary to enable the airworthiness certification of the Aircraft to be maintained in good standing at all times under the laws of the jurisdiction of the Aviation Authority; and

          (e)   through an Approved Maintenance Provider.

          (f)    Lessee may however in good faith contest the validity or application of any Airworthiness Directives in any reasonable manner that does not:

              (i)  materially affect Lessor's interest in or title to the Aircraft;

             (ii)  involve any risk of the imposition of criminal liability on Lessor;

            (iii)  involve any material risk of unindemnified civil liability on Lessor; or

            (iv)  involve any material risk of the sale, forfeiture or loss of the Aircraft, the Airframe or any Engine.

          (g)   Lessee is fully responsible to Lessor for any loss of the Aircraft or damage to it (howsoever occasioned).

        Section 2.    Sharklets. [**]

        Section 3.    Replacement and Pooling of Parts; Alterations, Modifications and Additions.

          3.1    Replacement of Parts.

            (a)    Required Replacement.    Lessee, at its own cost and expense, will promptly replace all Parts which may from time to time become time, cycle or calendar expired, worn out, unserviceable, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 8, Page 1

[Operating Lease Agreement (Aircraft No. 1)]

            (b)    Optional Removal.    In the ordinary course of maintenance, service, repair, overhaul or testing, Lessee may at its own cost and expense remove any Parts, whether or not time, cycle or calendar expired, worn out, unserviceable, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use, provided that Lessee shall replace such Parts as promptly as practicable and in any event within 60 days after removal or, if earlier, on the expiration or earlier cancellation or termination of the Lease Term. For the avoidance of doubt, Lessee may not remove any Part or permit any Part to be removed from the Aircraft for the purpose of installing such Part on any other aircraft or engine in order to operate such other aircraft or engine while the Aircraft or an Engine leased hereunder is undergoing maintenance or is otherwise not in use, unless Lessee complies with all of the following conditions: (i) such Part is removed from the Aircraft and installed on another aircraft in Lessee's fleet in order to avoid a grounding of such other aircraft ("AOG aircraft"), (ii) Lessee, after reasonable effort, is not able to otherwise obtain the required part within the available ground time for the AOG aircraft, and (iii) the original Part is re-installed (or a replacement part complying with all the requirements hereof for replacement parts is installed) in the Aircraft as soon as practicable and in any event within ten days after removal or, if earlier, on the expiration or earlier cancellation or termination of the Lease Term.

            (c)    Requirements for Replacement Parts.    Each replacement Part shall:

                (i)  be free and clear of all Liens and shall be in as good operating condition as, and shall have a value, utility, modification status and service bulletin accomplishment status and useful life at least equal to, the Part replaced, assuming such replaced Part was in the condition and repair and had the value, utility, modification status and useful life required to be maintained by the terms hereof;

               (ii)  have a current valid FAA 8130-3 or EASA Form 1 serviceable tag of the Manufacturer or maintenance repair facility providing such part to Lessee, identifying the Manufacturer, vendor, part number, make, model and serial number, as well as the accumulated hours or cycles and whether such part is new, serviceable or overhauled;

              (iii)  not have total hours and cycles accumulated thereon since new that are greater than the total hours and cycles accumulated on the Part to be replaced thereby; and

              (iv)  not have less hours or cycles remaining thereon until refurbishment or replacement than the Part to be replaced thereby.

            (d)    Temporary Replacement Parts.    Lessee may temporarily replace any Part that has become time, cycle or calendar expired, worn out, unserviceable, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use with a part that does not meet the requirements of Section 3.1(c) or (e) of this Schedule 8 if a complying part cannot be obtained within the available ground time of the Aircraft, provided the original Part is re-installed or the non-complying part is removed and replaced by a complying part as soon as practicable and in any event within 60 days or, if earlier, on the expiration or earlier cancellation or termination of the Lease Term.

            (e)    Life-Limited Replacement Parts.    Except as provided in Section 3.1(d) of this Schedule 8, Lessee shall ensure that no part that is a life-limited part shall be installed on the Airframe or any Engine after the Delivery Date unless such part is new or Lessee has complete certified, back-to-birth records.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 8, Page 2

[Operating Lease Agreement (Aircraft No. 1)]

            (f)    Removal of Parts; Title.    All Parts (other than the LDMCR) at any time removed from the Aircraft, Airframe or any Engine shall remain the property of Lessor, no matter where located, until such time as such Parts shall be replaced by parts which have been paid for by Lessee and incorporated or installed in or attached to the Aircraft, Airframe or such Engine in compliance with the requirements for replacement parts specified herein.

    Immediately upon any replacement part paid for by Lessee becoming incorporated or installed in or attached to the Aircraft, Airframe or an Engine as above provided, without further act:

                (i)  title to such replacement part shall thereupon vest in Lessor,

               (ii)  such replacement part shall become subject to this Agreement and be deemed part of the Aircraft, Airframe or such Engine, as the case may be, for all purposes hereof to the same extent as the Part originally incorporated or installed in or attached to the Aircraft, Airframe or such Engine, and

              (iii)  title to the removed Part shall thereupon vest in Lessee, free and clear of all rights of Security Trustee and Lessor, and shall no longer be deemed a Part hereunder.

          3.2    Pooling of Parts.    Any Part may be removed from the Airframe or an Engine as provided in this Schedule 8 and replaced by a replacement part that is subject to a normal pooling arrangement customary in the airline industry entered into in the ordinary course of Lessee's business with reputable commercial air carriers, provided Lessee, at its expense, as promptly thereafter as possible either:

            (a)   causes title to such replacement part (which shall comply in all respect with Section 3.1(c) and Section 3.1(e) of this Schedule 8) to vest in Lessor in accordance with Section 3.1(f) of this Schedule 8 by Lessee acquiring title thereto for the benefit of, and transferring such title to, Lessor free and clear of all Liens; or

            (b)   replaces such replacement part by incorporating or installing in or attaching to the Airframe or such Engine a further replacement part owned by Lessee free and clear of all Liens (which shall comply in all respect with Section 3.1(c) and Section 3.1(e) of this Schedule 8) and causing title to such further replacement part to vest in Lessor in accordance with Section 3.1(f) of this Schedule 8.

          3.3    Alterations, Modifications and Additions.

            (a)    Required Modifications.    Lessee, at its own expense, shall make such alterations and modifications in and additions to any Item of Equipment, and shall perform and comply with all Airworthiness Directives from time to time issued by the Aviation Authority, all FAR requirements and all mandatory, alert or Airframe Manufacturer recommended service bulletins (and all service bulletins which are required to be performed to maintain the warranties for any Item Equipment) as may be issued from time to time, to meet the requirements of the Airframe Manufacturer, the Engine Manufacturer and the other Manufacturers or vendors in respect of each Item of Equipment and the standards and Airworthiness Directives of the Aviation Authority and any other Governmental Entity having jurisdiction. For the avoidance of doubt, Lessor shall not be obligated to contribute towards the cost of any inspections, modifications, shop visits, repairs or alterations required to be performed in respect of the Aircraft, whether in connection with any maintenance contemplated in this Schedule 8, any Airworthiness Directives or service bulletins, or otherwise other than as provided in Section 2 of this Schedule 8 and Section 5 of Schedule 7.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 8, Page 3

[Operating Lease Agreement (Aircraft No. 1)]

            (b)    Optional Modifications.    Lessee, at its own expense, may from time to time make such alterations and modifications in and additions to each Item of Equipment as Lessee may deem desirable in the proper conduct of its business, provided that no such alteration, modification or addition:

                (i)  materially and adversely alters the specification, structure or performance of the Aircraft;

               (ii)  adversely affects the interchangeability or replaceability of Parts;

              (iii)  invalidates any warranties applicable to the Aircraft; or

              (iv)  in any other way diminishes the value, utility or useful life of any Item of Equipment or impairs the condition or airworthiness thereof below the value, utility, useful life, condition and airworthiness thereof immediately prior to such alteration, modification or addition, assuming such Item of Equipment was then of the value, utility and useful life and in the condition and airworthiness required to be maintained by the terms of this Agreement.

            (c)    Title to Modifications, Additions, etc.    Title to all Parts (other than the LDMCR) incorporated or installed in or attached or added to any Item of Equipment as the result of any alteration, modification or addition shall, without further act, vest in Lessor; provided, however, that so long as no Lease Default or Lease Event of Default shall have occurred and be continuing, at any time during the Lease Term in effect for an Item of Equipment, Lessee may remove any Part from such Item of Equipment, provided that:

                (i)  such Part is in addition to, and not in replacement of or in substitution for, any Part originally incorporated or installed in or attached to such Item of Equipment at the time of the delivery thereof hereunder or any Part in replacement of, or substitution for, any such Part;

               (ii)  such Part is not required to be incorporated or installed in or attached or added to such Item of Equipment pursuant to the terms of Section 3.1(a) or Section 3.3(a) of this Schedule 8; and

              (iii)  such Part can be removed from such Item of Equipment without causing any material damage thereto and without diminishing or impairing the value, utility, useful life, condition or airworthiness which such Item of Equipment would have had at such time had such alteration, modification or addition not occurred.

        Upon the removal by Lessee of any such Part as above provided, title thereto shall, without further act, vest in Lessee and such Part shall no longer be deemed a Part hereunder. Any Part not removed by Lessee as above provided prior to the return of the Item of Equipment to Lessor hereunder shall remain the property of Lessor.

          3.4    Temporary Attachment and Removal of Engines.

            (a)    Transfer of Engines Within Lessee's Fleet.    So long as no Lease Default or Lease Event of Default shall have occurred and be continuing, Lessee may install an Engine on an airframe owned by Lessee free of Liens or leased to Lessee or owned by Lessee subject to a security agreement or mortgage or purchased by Lessee subject to a conditional sale agreement, provided that:

                (i)  such airframe is (and for so long as it continues to be) free and clear of all Liens, except, in the case of a leased aircraft or aircraft subject to a security interest, mortgage or conditional sale, the rights of the parties to the lease, security agreement, mortgage or conditional sale agreement covering such airframe;

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 8, Page 4

[Operating Lease Agreement (Aircraft No. 1)]

               (ii)  prior to such installation on a leased aircraft or aircraft subject to a security interest, mortgage or conditional sale, Lessor shall have received from the lessor, secured party, mortgagee or conditional seller of such airframe a written agreement (which may be the lease, security agreement, mortgage or conditional sale agreement covering such airframe), in form and substance reasonably satisfactory to Lessor, whereby such lessor, secured party, mortgagee or conditional seller expressly agrees that neither it/they nor its/their successors or assigns will acquire or claim any right, title or interest in any Engine by reason of such Engine being installed on such airframe at any time while such Engine is subject to this Agreement or is owned by Lessor; and

              (iii)  Lessee maintains insurance in respect of the Engine while it is installed on such airframe for the replacement value of such Engine and otherwise on terms acceptable to Lessor in its reasonable discretion.

          (b)   Installation of Other Engines.

              (i)  In the regular course of performance of Lessee's obligations under this Agreement and the other Operative Documents to which Lessee is a party, Lessee may temporarily remove an Engine from the Airframe and install an engine on the Airframe that is owned by Lessee or which is subject to a lease, conditional sale agreement, trust indenture or other security agreement, provided that such other engine is (x) free and clear of all Liens except the rights of the parties to the lease or conditional sale or other security agreement covering such engine and Permitted Liens, and (y) Lessee, or if Lessee is not the owner of the engine, the lessor, conditional seller, indenture trustee or secured party of any such engine agrees in writing (which may be contained in the lease, conditional sale, trust indenture or other security agreement covering such engine) that it will not acquire or claim, as against Lessor, any right, title or interest in or any adverse right, title or interest to the Airframe or any Item of Equipment as the result of any such engine being installed on the Airframe.

             (ii)  Lessor hereby agrees for the benefit of any lessor of any engine leased to Lessee or any secured party or mortgagee of an engine owned by Lessee subject to a security interest or mortgage granted by Lessee or any conditional seller of an engine purchased by Lessee subject to a conditional sale agreement that neither Lessor nor its successors or assignees will acquire or claim, as against such lessor, secured party, mortgagee or conditional vendor, or its assignee, any right, title or interest in any engine owned by such lessor under such lease or subject to a security interest, mortgage or conditional sale interest in favor of such secured party, mortgagee or conditional seller under such security agreement, mortgage or conditional sale agreement as the result of such engine being installed on the Airframe at any time while such engine is subject to such lease, security interest, mortgage or conditional sale agreement.

        Section 4.    Certain Matters Regarding the LDMCR.    Notwithstanding anything herein to the contrary, Lessor has permitted Lessee to install the LDMCR on the Aircraft and to retain title thereto, provided that in the event Lessee, or any other person having a right to repossess the LDMCR, removes the LDMCR from the Aircraft, Lessee will (or will cause such person to) restore the Aircraft to the condition it would have been in had the LDMCR not been installed on the Aircraft at the time of delivery of the Aircraft from the Airframe Manufacturer, but with the LDMCR provisions (stairhouse) installed.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 8, Page 5

[Operating Lease Agreement (Aircraft No. 1)]

        Section 5.    Inspection.

          5.1   At all reasonable times until Redelivery occurs and subject to the terms of this Section 5, upon Lessee receiving reasonable prior written notice (but not less than five (5) Business Days), Lessee shall use commercially reasonably efforts to provide or procure all necessary permits and other permissions Lessor, its servants, agents, experts and representatives (the "Authorized Personnel") to enter upon any premises where the Aircraft is located and examine by visual walk around inspection the Aircraft and inspect and make copies of the Technical Records.

          (a)   For the purpose of such inspections, the Authorized Personnel will be entitled to board the Aircraft, but shall not involve the opening of any panels.

          (b)   Such inspections shall be conducted during normal business hours or at a time mutually agreed upon by Lessee and Lessor and shall not interfere with the operations of Lessee or any Sublessee permitted by this Agreement, or any scheduled operation or maintenance of the Aircraft unless a Lease Event of Default has occurred and is continuing.

          (c)   The Authorized Personnel may conduct an inspection under this Section at any time while a Lease Event of Default has occurred and is continuing, and otherwise no more than once in any 12 month period.

          (d)   In undertaking any inspection or examination under this Section 5, the Authorized Personnel shall comply with Lessee's occupational health and safety requirements and any security restrictions. Any inspection or examination under this Section 5 is at the sole risk and cost of Lessor.

          (e)   The inspection team conducting any inspection hereunder shall consist of no more than five (5) people and the Authorized Personnel shall comply with all requirements of any airport authority (or other entity) having authority over the premises where the Aircraft and/or Engines are located.

          5.2   If following such examination, the Authorized Personnel discover a material defect with respect to the Aircraft, Lessor may serve upon Lessee a notice in writing requiring Lessee within a reasonable time to repair or replace the defect in accordance with the Approved Maintenance Program.

        Section 6.    Notice of Damage.    Lessee shall give to Lessor prompt notice in writing of any accident or damage to or defect or want of repair in the Aircraft where the amount involved is equal to or greater than the Damage Notification Threshold.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 8, Page 6

[Operating Lease Agreement (Aircraft No. 1)]

Schedule 9—Insurance

        Section 1.    TYPES OF INSURANCE.

          1.1    The Insurances required to be maintained are as follows:

          (a)   Hull All Risks of loss or damage whilst flying and on the ground with respect to the Aircraft on an agreed value basis for the Agreed Value and with a deductible not exceeding the Deductible Amount, or such other amount agreed by Lessor from time to time;

          (b)   Hull War and Allied Perils, being such risks excluded from the Hull All Risks Policy to the fullest extent available from the leading international insurance markets or the United States Government, excluding confiscation and requisition by the State of Registration for the Agreed Value;

          (c)   All Risks (including War and Allied Risk except when on the ground or in transit other than by air) property insurance on all Engines and Parts when not installed on the Aircraft on an actual cash value basis for their full replacement value and including engine test and running risks;

          (d)   Aircraft Third Party, Property Damage, Passenger, Baggage, Cargo and Mail and Airline General Third Party (including Products) Legal Liability for a combined single limit (bodily injury/property damage) of an amount not less than the Minimum Liability Coverage for the time being for any one occurrence (but in respect of products and personal injury liability, this limit may be an aggregate limit for any and all losses occurring during the currency of the policy). War and Allied Risks cover is to be maintained from leading international insurance markets or the government of the U.S. in the scope provided by AVN67B (or other language usual and customary in the international airline industry) as in effect on the date of this Agreement and shall be for an amount not less than the greater of (i) the Minimum Liability Coverage and (ii) the amount carried by Lessee in respect of similar aircraft owned or otherwise operated by Lessee.

          1.2    Terms of Hull and Spares Insurance.    All required hull and spares insurance, so far as it relates to the Aircraft, will:

            (a)    Settlement of Losses:    provide that any loss will be settled jointly with Lessor and Lessee, and will be payable in U.S.$ to Lessor (except in the case of an Event of Loss, in which case the proceeds will be paid to Security Trustee), for the account of all interests any insurance proceeds in excess of the Agreed Value shall be payable to Lessee unless a Lease Default or Lease Event of Default has occurred and is continuing;

            (b)    50/50 Provision:    if separate Hull "all risks" and "war risks" insurances are arranged, include a 50/50 provision in accordance with market and US Government practice (AVS. 103 is the current London market language);

            (c)    No Option to Replace:    confirm that the insurers are not entitled to replace the Aircraft in the event of an insured Event of Loss.

          1.3    Terms of Liability Insurance.    All required liability insurances will:

            (a)    Additional Insureds:    include each Indemnified Party, as additional insureds for its respective rights and interests, warranted, each as to itself only, no operational interest;

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 9, Page 1

[Operating Lease Agreement (Aircraft No. 1)]

            (b)    Severability:    include a severability of interests Section which provides that the insurance, except for the limit of liability, will operate to give each insured the same protection as if there was a separate policy issued to each insured;

            (c)    Primary Policy:    contain a provision confirming that the policy is primary without right of contribution and the liability of the insurers will not be affected by any other insurance of which Lessor, each Indemnified Party or Lessee have the benefit so as to reduce the amount payable to the additional insureds under such policies.

          1.4    Terms of All Insurances.    All Insurances will:

            (a)    Best Industry Practice:    be in accordance with best industry practice of persons operating similar aircraft in similar circumstances;

            (b)    Dollars:    provide cover denominated in U.S.$ and any other currencies that Lessor may reasonably require in relation to liability insurance;

            (c)    Worldwide:    operate on a worldwide basis subject to such limitations and exclusions as Lessor may agree;

            (d)    Breach of Warranty:    provide that, in relation to the interests of each of the additional insureds, the Insurances will not be invalidated by any act or omission by Lessee, or any other person other than the respective additional insureds seeking protection and shall insure the interests of each of the additional insureds regardless of any breach or violation by Lessee, or any other person other than the respective additional insured seeking protection of any warranty, declaration or condition, contained in such Insurances;

            (e)    Subrogation:    provide that the insurers will hold harmless and waive any rights of recourse or subrogation against the additional insureds, but only to the same extent that Lessee has indemnified or waived its rights of recourse against the additional insureds elsewhere in the Agreement. Upon indemnification of an additional insured under Insurances, the insurers may, with the consent of such additional insured (such consent not to be unreasonably withheld) exercise subrogation rights;

            (f)    Premiums:    provide that the additional insureds will have no obligation or responsibility for the payment of any premiums due (but reserve the right to pay the same should any of them elect so to do) and that the insurers will not exercise any right of set-off or counter-claim in respect of any premium due against the respective interests of the additional insureds other than outstanding premiums relating to the Aircraft, any Engine or Part the subject of the relevant claim;

            (g)    Cancellation/Change:    provide that the Insurances will continue unaltered for the benefit of the additional insureds for at least 30 days after written notice by registered mail or receipted fax transmission of any cancellation, change, event of non-payment of premium or installment thereof has been sent by insurer(s) to Lessor and Security Trustee, or where an insurance broker is appointed to the insurance broker who shall promptly send on such notice to Lessor and Security Trustee, except in the case of war risks for which 7 days (or such lesser period as is or may be customarily available in respect of war risks or allied perils) will be given, or in the case of war between the 5 great powers or nuclear peril for which termination is automatic;

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 9, Page 2

[Operating Lease Agreement (Aircraft No. 1)]

            (h)    Reinsurance:    if reinsurance is required for the Insurances to be acceptable under the Lease, including without limitation, the requirements of Section 8.6 and this Schedule 9 such reinsurance will:

                (i)  be on the same terms as the original insurances and will include the provisions of this Schedule;

               (ii)  provide that notwithstanding any bankruptcy, insolvency, liquidation, dissolution or similar proceedings of or affecting the reinsured that the reinsurers' liability will be to make such payments as would have fallen due under the relevant policy of reinsurance if the reinsured had (immediately before such bankruptcy, insolvency, liquidation, dissolution or similar proceedings) discharged its obligations in full under the original insurance policies in respect of which the then relevant policy of reinsurance has been effected; and

              (iii)  contain a "cut-through" Section in the following form (or otherwise satisfactory to Lessor):

            "The Reinsurers and the Reinsured hereby mutually agree that in the event of any claim arising under the reinsurances in respect of a total loss or other claim where as provided by the Aircraft Operating Lease Agreement dated [                    ] 20[    ] and made between [Lessor] and [Lessee] such claim is to be paid to the person named as sole loss payee under the primary insurances, the Reinsurers will in lieu of payment to the Reinsured, its successors in interest and assigns pay to the person named as sole loss payee under the primary insurances effected by the Reinsured that portion of any loss due for which the Reinsurers would otherwise be liable to pay the Reinsured (subject to proof of loss), it being understood and agreed that any such payment by the Reinsurers will (to the extent of such payment) fully discharge and release the Reinsurers from any and all further liability in connection therewith"; subject to such provisions not contravening any Law of the State of Incorporation; and

              (i)  Initiating Claims: contain a provision entitling any additional insured Indemnified Party to initiate a claim under any policy in the event of the refusal or failure of Lessee to do so.

          1.5    Deductibles.    Lessee shall be responsible for any and all deductibles under the Insurances.

          1.6    Application of Insurance Proceeds.    The Insurances will be endorsed to provide for payment of proceeds as follows:

            (a)    Event of Loss:    all Hull and Spare Parts insurance payments (up to the Agreed Value) received as the result of an Event of Loss occurring during the Lease Term will be paid to Security Trustee and any insurance proceeds in excess of the Agreed Value shall be payable to Lessee unless a Lease Default or Lease Event of Default has occurred and is continuing;

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 9, Page 3

[Operating Lease Agreement (Aircraft No. 1)]

            (b)    Exceeding Damage Notification Threshold:    all Hull and Spare Parts insurance proceeds related to any property, damage or loss to the Aircraft, any Engine or any Part occurring during the Lease Term not constituting an Event of Loss and in excess of the Damage Notification Threshold will be paid to Lessor and applied in payment (or to reimburse Lessee) for repairs or replacement property upon Lessor being satisfied that the repairs or replacement have been effected in accordance with this Agreement. Any balance remaining may be retained by Lessee;

            (c)    Below Damage Notification Threshold:    insurance proceeds in amounts below the Damage Notification Threshold may be paid by the insurer directly to Lessee;

            (d)    Liability Proceeds:    all insurance proceeds in respect of third party liability will be paid by the insurers to the relevant third party; and

            (e)    Default:    notwithstanding the foregoing paragraphs, if at the time of the payment of any such Hull and Spare Parts insurance proceeds a Lease Event of Default has occurred and is continuing, all such proceeds will be paid to or retained by Lessor to be applied toward payment of any amounts which may be or become payable by Lessee in such order as Lessor may elect.

        To the extent that insurance proceeds are paid to Lessee, Lessee agrees to comply with the foregoing provisions and apply or pay over such proceeds as so required, holding them in trust in the meantime.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 9, Page 4

[Operating Lease Agreement (Aircraft No. 1)]

Schedule 10—Form of Lease Supplement

Counterpart No.

        TO THE EXTENT, IF ANY, THAT THE LEASE AS SUPPLEMENTED BY THE LEASE SUPPLEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THE LEASE, AS SUPPLEMENTED, MAY BE CREATED THROUGH THE TRANSFER OF POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1 OF THE LEASE AND OF THE LEASE SUPPLEMENT.

LEASE SUPPLEMENT NO.

        This LEASE SUPPLEMENT NO.      , dated                        ,          , is between [WILMINGTON TRUST COMPANY, a Delaware trust company, not in its individual capacity, except as expressly provided herein, but solely as owner trustee] ("Lessor") and HAWAIIAN AIRLINES, INC., a Delaware corporation ("Lessee").

        WHEREAS, Lessor and Lessee have entered into the Operating Lease Agreement dated as of October 14, 2011, relating to one Airbus model A330-200 aircraft (the "Lease"). The Lease provides for the execution and delivery of this Lease Supplement for the purpose of leasing the Aircraft under the Lease as and when delivered by Lessor to Lessee in accordance with the terms of the Lease;

        WHEREAS, the Lease relates to the Aircraft described below, and a counterpart of the Lease is attached to and made a part of this Lease Supplement. This Lease Supplement, together with the attached Lease, are being filed for recordation on the date of this Lease Supplement with the FAA as one document.

        NOW THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

          1.     Capitalized terms used but not defined in this Lease Supplement have the meanings defined for such terms in the Lease.

          2.     Lessor hereby delivers and leases to Lessee, and Lessee hereby accepts and leases from Lessor, at            on this day of                at            , under the Lease the following described Aircraft, which as of the date of the Lease consists of the following:

            (a)   one Airbus model A330-200 airframe bearing manufacturer's serial number      and FAA registration number N            ;

            (b)   two Rolls Royce model Trent 772B-60 EP engines bearing manufacturer's serial numbers      and      , each having 550 or more rated takeoff horsepower and/or 1750 lbs of thrust or the equivalent; and

            (c)   The Landing Gear bearing manufacturer's serial numbers as follows:

        Nose:
        Left:
        Right:

            (d)   one APU bearing manufacturer's serial no.                ; and

            (e)   the Technical Records.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 10, Page 1

[Operating Lease Agreement (Aircraft No. 1)]

          3.     The Lease Term for the Aircraft shall commence on the date of this Lease Supplement.

          4.     [**](1)

          5.     Lessee hereby confirms to Lessor that the Airframe and each Engine have installed thereon nameplates in accordance with the terms of Schedule 7 of the Lease, and Lessee has accepted the Aircraft for all purposes of the Lease and of this Lease Supplement and confirms that the Aircraft Engine, Parts and Technical Records are in the condition required under the Lease.

          6.     The terms and provisions of this Lease Supplement are supplemental to and incorporated into the Lease to the same extent as if fully set forth in the Lease.

          7.     The initial Security Trustee is [                          ].

[signature page follows]

(1)
To be deleted from FAA filing counterpart.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 10, Page 2

[Operating Lease Agreement (Aircraft No. 1)]

        IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease Supplement to be duly executed and delivered on the day and year first above written.

LESSOR:	WILMINGTON TRUST COMPANY, a Delaware trust company, not in its individual capacity, except as expressly provided herein, but solely as owner trustee
By:
Name:
Title:
LESSEE:	HAWAIIAN AIRLINES, INC.
By:
Name:
Title:
By:
Name:
Title:

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 10, Page 3

[Operating Lease Agreement (Aircraft No. 1)]

Schedule 11—Form of Monthly Report

Date
Report Period From:			HKAC MSN
Thru:
General Information	Leased Equipment	Installed Equipment
Airframe Model	Airbus A330-243	Airbus A330-243
Airframe Serial Number
Engine Type	Roll-Royce Trent 772B	Roll-Royce Trent 772B
Engine #1 Serial Number
Engine #2 Serial Number
APU Serial Number
Left Main Landing Gear
Right Main Landing Gear
Nose Main Landing Gear
Utilization—Airframe			HKAC MSN
Period Airframe Flight Hours
Period Airframe Cycles
Period FH:Cycle Ratio
Airframe FHSN
Airframe CSN
SN FH:Cycle Ratio
Airframe Status
Airframe Base
Utilization—Engines	Leased Engine #1	Leased Engine #2
Serial Number
FH During Period
Cycles During Period
FH:Cycle Ratio
FH Since New
Cycles Since New
FH Since Restoration/New
Cycles Since Restoration/New
Installed on Airframe MSN
Engine Position
Airframe Registration
Airframe Owner	HKAC	HKAC
Removal Date
Current Location (on Thru Date)
Reason for Removal

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 11, Page 1

[Operating Lease Agreement (Aircraft No. 1)]

Installed Engine	Position #1	Position #2
Serial Number
Engine Owner
Utilization—APU			HKAC MSN
Serial Number
APU Hours During Period
APU Cycles During Period
APU Hours Since New
APU Cycles Since New
APU Hours Since Overhaul
APU Cycles Since Overhaul
Installed on Airframe MSN
Airframe Registration
Airframe Owner	HKAC
Removal Date
Current Location (on Thru Date)
Reason for Removal
Installed APU			HKAC MSN
Serial Number
Engine Owner	HKAC
Utilization—Landing Gear	Left	Right	Nose
Serial Number
FH During Period
Cycles During Period
FH Since New
Cycles Since New
FH Since Overhaul
Cycles Since Overhaul
Installed on Airframe MSN
Airframe Registration
Airframe Owner	HKAC	HKAC	HKAC
Removal Date
Current Location (on Thru Date)
Reason for Removal
Installed Gear
Serial Number
Gear Owner	HKAC	HKAC	HKAC

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 11, Page 2

[Operating Lease Agreement (Aircraft No. 1)]

Reserves Component	Unit	Rate	Amount	Total
Airframe 6Y	Month
Airframe 12Y	Month
Engine 41762 LLP	Cycle
Engine 41761 LLP	Cycle
APU P-1216	APU Hour
Landing Gear	Month

Total for Period

Report Period From:			HKAC MSN
Thru:

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 11, Page 3

[Operating Lease Agreement (Aircraft No. 1)]

Schedule 12—Form of Landing Charges Letter

[On Lessee's letter head]

Date ( )

To: ( )(1)

Dear Sir,

Authorisation Letter

Aircraft model xxx: Registration xxx, msn xxxx the "Aircraft"

        We have leased the above Aircraft from                (the "Lessor"), in accordance with a lease agreement (dated            ) between us and the Lessor.

        We hereby authorise you to provide the Lessor (or his duly authorised representative) with a general statement of account in relation to air navigation charges incurred by us and due to [name of Aviation Authority](2). Access to the statement(s) of account will be provided in accordance with the procedures established by [name of Aviation Authority](2).

        The authorisation contained in this letter may only be revoked or amended by a written instruction signed by us and the Lessor.

Yours faithfully,

for and on behalf of
 [Hawaiian Airlines, Inc]
Name:
Title:

(1)
If to EUROCONTROL, then insert the following address and return to crco.cat.head@eurocontol.int:

The Director of the Central Route Charges Office
European Organisation for the Safety of Air Navigation (EUROCONTROL) Rue de Ia Fusée, 96
1130 BRUXELLES
BELGIUM

(2)
If to EUROCONTROL, insert "EUROCONTROL".

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 12, Page 1

PURCHASE AGREEMENT ASSIGNMENT

(Aircraft No. [            ])

dated [                                ]

between

HAWAIIAN AIRLINES, INC.
as Assignor

and

WILMINGTON TRUST COMPANY,
 not in its individual capacity,
but solely as owner trustee
as Assignee

in respect of one (1) Airbus A330-200 aircraft
bearing manufacturer's serial number [        ]

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 1-A	FORM OF AIRBUS BILL OF SALE
SCHEDULE 1-B	FORM OF FAA BILL OF SALE
SCHEDULE 1-C	FORM OF BFE BILL OF SALE
SCHEDULE 2	FORM OF CERTIFICATE OF ACCEPTANCE
SCHEDULE 3	FORM OF CONSENT AND AGREEMENT

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

        THIS PURCHASE AGREEMENT ASSIGNMENT (Aircraft No. [        ]) (this "Agreement") dated [            ] 201    is made

        BETWEEN:

          (1)   HAWAIIAN AIRLINES, INC, a corporation organised and existing under the laws of the State of Delaware having its principal office at 3375 Koapaka Street, Suite G-350, Honolulu, HI 96819 (the "Assignor"); and

          (2)   WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as owner trustee, a Delaware trust company organised and existing under the laws of State of Delaware having its principal office at 1100 N. Market Street, Wilmington, DE 19890-1605 (the "Assignee");

  (the Assignor and the Assignee together the "Parties" and each a "Party").

        WHEREAS:

          (A)  The Assignor and Airbus (as defined below) entered into a purchase agreement dated January 31, 2008, such purchase agreement as amended and supplemented from time to time, being the "Purchase Agreement";

          (B)  Pursuant to the Purchase Agreement, Airbus as "Seller" undertakes, amongst other things, to supply and sell, and the Assignor as "Buyer" undertakes, amongst other things, to purchase and accept delivery, of certain Airbus aircraft and related goods and services including the Aircraft (as defined below);

          (C)  Pursuant to the Lease Agreement (as defined below), the Assignee agrees to lease to the Assignor, and the Assignor agrees to lease from the Assignee, the Aircraft; and

          (D)  In connection with the purchase and leasing of the Aircraft, the Assignor wishes to assign certain of its rights and benefits under the Purchase Agreement in respect of the Aircraft to the Assignee upon the terms and subject to the conditions of this Agreement.

        NOW, IT IS AGREED AS FOLLOWS:

        Clause 1.    Definitions and Interpretation

        1.1   In this Agreement, including the recitals and the schedules, the following terms shall have the following meanings:

        "Airbus" means Airbus S.A.S., a Société par Actions Simplifiée duly created and existing under French Law and includes its successors and assigns;

        "Airbus Bill of Sale" means the bill of sale relating to the Aircraft substantially in the form set out in Schedule 1-A, duly completed with respect to the Aircraft and executed by the duly authorised representative of Airbus;

        "Aircraft" means collectively (i) the Airframe (ii) the Propulsion Systems attached thereto, and where the context admits, (iii) the Manuals and Technical Records;

        "Airframe" means the Airbus A330-200 aircraft bearing manufacturer's serial number [            ] (excluding the Propulsion Systems) together with all Parts incorporated in, installed on or attached to such airframe on the Delivery Date;

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

1

[Purchase Agreement Assignment]

        "Airframe Warranties" means the warranty rights in respect of the Airframe given by Airbus to Assignor pursuant [**] the Purchase Agreement, as are and remain available on Delivery Date, a true, correct and complete copy of which shall be attached to the Consent and Agreement and which comprise all of the assignable warranty rights in respect of the Airframe given to Assignor.

        "Assignee Purchase Agreement" means the Purchase Agreement (Aircraft No. [            ]) dated as of October 14, 2011 among Assignee, as "purchaser", and Assignor, as "seller", in respect of the Aircraft whereby Assignee has agreed with Assignor, among other things, to purchase the Aircraft from Airbus.

        "BFE Bill of Sale" means the bill of sale relating to the Buyer Furnished Equipment substantially in the form set out in Schedule 1-C, duly completed with respect to the Aircraft and executed by the duly authorized representative of Assignor;

        "Buyer Furnished Equipment" means the buyer furnished equipment supplied by or on behalf of the Assignor in respect of the Aircraft on or prior to the Delivery Date pursuant to the Purchase Agreement, but excluding the lower deck modular crew rest;

        "Business Day" means a day (other than a Saturday or a Sunday) on which banks and foreign exchange markets are open for business in the United States, England, Germany and France;

        "Certificate of Acceptance" means the certificate of acceptance relating to the Aircraft substantially in the form set out in Schedule 2, duly completed with respect to the Aircraft and executed by the duly authorised representative of the Assignor as agent for the Assignee;

        "Conditions Precedent" means the conditions set out in Section 2.1 of the Lease Agreement and Section 10 of the Assignee Purchase Agreement;

        "Confidential Information" means the terms and conditions of this Agreement and the Consent and Agreement;

        "Consent and Agreement" means the consent of Airbus and the agreement of the Assignor and the Assignee to the terms of such consent substantially in the form set out in Schedule 3;

        "Delivery" means the delivery of and transfer of title to the Aircraft in accordance with the Purchase Agreement and this Agreement;

        "Delivery Date" means the date on which Delivery occurs;

        "Expected Delivery Date" means the date on which the Aircraft is expected to be available for Delivery;

        "FAA Bill of Sale" means a bill of sale for the Aircraft substantially in the form set out in Schedule 1-B (or such other form as may be approved by the Federal Aviation Administration of the United States of America), duly completed with respect to the Aircraft and executed by the duly authorised representative of Airbus.

        "Lease Agreement" means the Operating Lease Agreement (Aircraft No. [            ]) dated as of October 14, 2011 among the Assignee, as "lessor", the Assignor, as "lessee", and Owner Participant, as "owner participant" in respect of the Aircraft whereby the Assignee agrees to lease to the Assignor and Assignor agrees to take on lease the Aircraft;

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2

[Purchase Agreement Assignment]

        "Lenders" means the entities notified by Assignee to Airbus as such from time to time including their respective successors and/or assigns provided that such entities and their successors and/or assigns (i) are not owned or controlled by an aircraft manufacturer and (ii) are not in direct or indirect competition with Airbus;

        "Lien" means (a) any lien, mortgage, charge, deed of trust, encumbrance, pledge, hypothecation, attachment, licence, assignment by way of security or security interest howsoever arising, (b) any other preferential arrangement resulting in a secured transaction or having the same economic or legal effect as any of the foregoing, (c) any agreement to give any of the foregoing, (d) any arrangement to prefer one creditor over another creditor, or (e) the interest of a vendor or lessor under any conditional sale agreement, lease, hire purchase agreement or other title retention arrangement, except as may have been created by the Assignor in favour of the Assignee;

        "Manuals and Technical Records" means those records, logs, manuals, technical data and other materials and documents relating to the Aircraft, together with any amendments thereto, where the context admits, as shall be delivered pursuant to the Purchase Agreement;

        "Owner Participant" means HKAC Leasing Limited, a private Irish limited company;

        "Part" means an appliance, component, part, instrument, accessory, furnishing or other equipment of any nature excluding Buyer Furnished Equipment, the lower deck modular crew rest and the Propulsion Systems;

        "Propulsion Systems" means collectively the Rolls-Royce model Trent 772B-60 EP aircraft engines/propulsion systems as set forth in the Airbus Bill of Sale;

        "Purchase Price" [**]

        "Security Trustee" means any entity notified by Assignee to Airbus as such including its respective successors and assigns provided that any such entity and such successors and/or assigns (i) are not owned or controlled by an aircraft manufacturer and (ii) are not in direct or indirect competition with Airbus.

        1.2   In this Agreement a reference to any Clause or Schedule is a reference to such Clause or Schedule of this Agreement, and the headings of Clauses and Schedules are inserted for convenience of reference only and shall not affect the interpretation.

        1.3   Reference to any document or agreement means such document or agreement as originally signed, or as modified, amended, varied, or supplemented from time to time.

        Clause 2.    Assignment

        2.1   Subject to the terms and conditions of this Agreement, the Assignor hereby assigns to the Assignee in respect of the Aircraft:

          (a)   the right to accept delivery of, purchase and, upon receipt of the Purchase Price by Airbus, take title to the Aircraft and to be named the "Buyer" in the Airbus Bill of Sale and invoice or similar document to be delivered in respect of the Aircraft at Delivery pursuant to the Purchase Agreement;

          (b)   the Airframe Warranties; and

          (c)   the right to compel performance by Airbus of its obligations corresponding to the rights assigned under this Clause 2.1.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

3

[Purchase Agreement Assignment]

        2.2   The Assignee irrevocably accepts the assignment contained in Clause 2.1 subject to the terms of this Agreement.

        Clause 3.    Payment of Purchase Price

        3.1   Subject to the terms and conditions of this Agreement and the fulfilment to the satisfaction of, or due waiver by, the Assignee of the Conditions Precedent, the Assignee shall, on the Delivery Date pay and/or procure to pay on its behalf the Purchase Price to Airbus.

        3.2   The Assignor shall give to the Assignee prior written notice of the Expected Delivery Date in accordance with the terms of the Lease Agreement.

        3.3   The payment to be made pursuant to Clause 3.1 shall be made to such account as Airbus may specify to the Assignee.

        3.4   Each of the Assignor and the Assignee agrees that the Assignor shall pay any amounts (other than the payment of the Purchase Price by the Assignee pursuant to Clause 3.1) remaining to be paid by the "Buyer" under the Purchase Agreement in respect of the Aircraft when invoiced.

        Clause 4.    Rights and Obligations of the Assignor and Assignee

        4.1   The Assignee shall have no obligation, duty or liability under the Purchase Agreement by reason of or arising out of this Agreement or be obligated to perform any of the obligations or the duties of the Assignor under the Purchase Agreement, provided that to the extent that the Assignee exercises any rights under the Purchase Agreement or makes any claim with respect to the Aircraft or any Part thereof, the terms and conditions of the Purchase Agreement governing the exercise of such rights shall apply to and be binding upon the Assignee and the Assignee shall be subject to all obligations, restrictions, limitations and conditions of the Purchase Agreement governing the exercise of such rights or the making of such claim [**] to the same extent as if the Assignee had been named "Buyer" thereunder and so long as Assignee has been provided with excerpts of the relevant Purchase Agreement provisions setting forth those terms and conditions.

        4.2   The assignment referred to in Clause 2.1 shall not constitute a novation of the Purchase Agreement. Notwithstanding this Agreement, the Assignor shall remain fully liable to Airbus to perform all the obligations and duties of the "Buyer" under the Purchase Agreement and the exercise by the Assignee of any of the rights assigned hereunder shall not release the Assignor from any of its duties or obligations to Airbus under the Purchase Agreement, save to the extent that such exercise by the Assignee shall constitute performance of such duties and obligations.

        4.3   The Parties agree, and stipulate in favour of Airbus, that, save to the extent rights are hereby assigned to the Assignee, all other terms of the Purchase Agreement shall continue to apply and have full effect between the Assignor and Airbus and nothing herein shall modify in any way the rights of Airbus under the Purchase Agreement or subject Airbus to any liabilities, obligations, costs, losses, expenses or damages to which it would not otherwise be subject.

        Clause 5.    Agency

        5.1   The Assignee appoints the Assignor (and the Assignor hereby accepts such appointment) as its sole agent to exercise on behalf of the Assignee all of the rights assigned to the Assignee under Clause 2.1(a) and to sign and issue the Certificate of Acceptance provided however that this agency shall not authorise or entitle the Assignor to exercise any of the rights relating to passage of title to the Aircraft or the right to receive the Airbus Bill of Sale.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

4

[Purchase Agreement Assignment]

        5.2   The Assignee undertakes to ratify and confirm and shall be bound by any act performed or omission made by the Assignor as its agent pursuant to this Clause 5.

        5.3   The Assignor shall not be entitled to appoint any third party as its agent to exercise on its behalf any of its rights resulting from this Clause 5.

        Clause 6.    Representations, Warranties and Undertakings

        6.1   The Assignor represents and warrants to the Assignee that:

          (a)   on the Delivery Date a true and complete copy of the Airframe Warranties assigned to the Assignee hereunder, shall be attached to the Consent and Agreement as Schedule I thereto;

          (b)   each of the Purchase Agreement and this Agreement is in full force and effect and is enforceable in accordance with its terms;

          (c)   it is not in default under the Purchase Agreement;

          (d)   there exists no Lien over the whole or any part of the rights hereby assigned with respect to the Aircraft and the Purchase Agreement to anyone other than the Assignee under this Agreement or to any entity providing pre-delivery payment financing for the Aircraft to Assignor, which Liens shall be released prior to Delivery;

          (e)   upon Delivery of the Aircraft to the Assignee, the Assignee will acquire such title to the Aircraft as would have been conveyed to the Assignor under the Purchase Agreement but for the execution of this Agreement; and

          (f)    Airbus has, on or prior to the date hereof, received true and accurate copies of those portions of the executed version of the Assignee Purchase Agreement relating to Conditions Precedent.

        6.2   Each of the Assignor and the Assignee undertakes to the other that it shall not enter into any agreement with Airbus which would substantially amend, modify, rescind, or terminate the Purchase Agreement in respect of the Aircraft without the prior consent of the other Party, other than in the case of the Assignor, to order additional parts, equipment or furnishings for the Aircraft that would not materially affect the marketability, value or utility of the Aircraft provided however that this Clause 6.2 shall not (and shall not be construed to) restrict or otherwise limit the ability of Airbus to exercise its rights and to comply with its obligations under the Purchase Agreement to the extent relating to Specification Change Notices (as defined in the Purchase Agreement).

        6.3   The Assignor shall (a) exercise its rights (to the extent not assigned under this Agreement) and perform its duties and obligations under the Purchase Agreement and (b) undertake, on or prior to the Delivery Date, to use reasonable endeavours to obtain the execution by Airbus of the Consent and Agreement on the Delivery Date.

        6.4   Each of the Assignor and the Assignee represents and warrants to the other that it shall, on or prior to the Delivery Date, have obtained any and all authorisations, licences, consents and approvals as are necessary or advisable for it to obtain in order to permit it to perform any of its obligations hereunder.

        6.5   The Assignor represents and warrants that the transactions contemplated under this Agreement form and will form part of its private and commercial acts as opposed to governmental and public acts.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

5

[Purchase Agreement Assignment]

        Clause 7.    Onward Transfer of Rights.    Neither the Assignor nor the Assignee may assign, sell, transfer, delegate or otherwise dispose of any of its respective rights or obligations hereunder without the prior written consent of the other Party and Airbus.

        Clause 8.    Notification ("Signification").    This Agreement shall at the Assignor's expense be notified to Airbus on or within fourteen (14) days following the Delivery Date in accordance with the provisions of article 1690 of the French Civil Code.

        Clause 9.    Non Disclosure

        9.1   Each of the Assignor and the Assignee undertakes to Airbus that it shall treat the Confidential Information as strictly confidential and shall not disclose it to any person except:

          (a)   as required by any applicable law or governmental regulations provided that the Assignor and/or the Assignee, as the case may be, shall use their reasonable efforts to obtain assurance that such information will be treated confidentially;

          (b)   with the prior written consent of Airbus and the non-disclosing Party;

          (c)   as required in connection with any legal proceedings arising from or in connection with this Agreement and/or the Consent and Agreement provided that the Assignor and/or the Assignee, as the case may be, shall use their reasonable efforts to obtain assurance that such information will be treated confidentially;

          (d)   to its auditors, accountants and legal advisors provided that such auditors, accountants or legal advisors are under an ethical obligation to, or agree to, treat the Confidential Information as strictly confidential; and

          (e)   to the Owner Participant, the Lenders and/or the Security Trustee provided that the Assignor and/or the Assignee disclosing the Confidential Information shall cause and ensure that such Owner Participant, Lender and/or Security Trustee (and their respective auditors, accountants and legal advisors) shall treat the Confidential Information as strictly confidential.

        9.2   Each of the Assignor and the Assignee agrees that it shall be responsible for any breach of this confidentiality Clause by any of its representatives, employees, legal advisors, accountants and/or auditors.

        Clause 10.    Further Acts.    The Parties agree that at any time and from time to time, and at the cost of the Assignor, they shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as may reasonably be necessary in order to give full effect to this Agreement and the rights and powers herein granted.

        Clause 11.    Waiver.    No term or provision of this Agreement may be changed, waived, discharged or terminated except by written instruments signed by or on behalf of each of the Parties and previously consented to in writing by Airbus.

        Clause 12.    Illegality.    If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect neither the legality, validity or enforceability of the remaining provisions shall in any way be affected or impaired.

        Any provision of this Agreement which may prove to be or become illegal, invalid or unenforceable in whole or in part shall so far as reasonably possible be performed according to the spirit and purpose of this Agreement.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

6

[Purchase Agreement Assignment]

        Clause 13.    Non Delivery.    If, at the Delivery Date (i) the Assignor has not (A) paid all amounts due and owing by the Assignor to Airbus with respect to the Aircraft on such date, excluding the Purchase Price, and (B) delivered the BFE Bill of Sale to Airbus, (ii) the Assignee has not paid the Purchase Price in respect of the Aircraft, or (iii) Airbus has not delivered the Airbus Bill of Sale and the FAA Bill of Sale to the Assignee pursuant to the Purchase Agreement and this assignment in respect of the Aircraft, then this Agreement shall be automatically terminated in respect of the Aircraft, whereupon the rights in respect of the Aircraft subject to this assignment shall be deemed to be re-assigned by the Assignee to the Assignor without the requirement of any further act or action (other than any notice required to be given to Airbus) and the Assignee shall have no further obligation to the Assignor or Airbus hereunder in respect of the Aircraft (but without prejudice to any rights which any party may have against any other party in respect of any previous breach by such other party of its obligations).

        Clause 14.    Notices.    Any notice or other communication given or made under this Agreement shall be in writing and, provided it shall be addressed as set out below, shall be deemed to have been duly given:

          (a)   if sent by personal delivery, upon delivery at the address of the relevant Party (provided that if the date of delivery is not a Business Day, notice shall be deemed to have been received on the first following Business Day);

          (b)   if sent by post, then five Business Days after posting;

          (c)   if sent by fax, when dispatched with correct confirmation printout (provided that if the date of receipt is not a Business Day, notice shall be deemed to have been received on the first following Business Day), to the Parties as follows:
in the case of the Assignor to:
Hawaiian Airlines, Inc.
3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
Attention: Executive Vice President and Chief Financial Officer;
and Executive Vice President and General Counsel
Fax: 808-385-3699
in the case of the Assignee to:
Wilmington Trust Company
1100 N. Market Street
Wilmington, DE 19890-1605
Attention: Corporate Trust Administration
Fax: 301-636-4140/4141

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

7

[Purchase Agreement Assignment]

in the case of Airbus to:
Airbus S.A.S.
1, rond-point Maurice Bellonte
31707 Blagnac Cedex
France
Attention: Head of Contracts—Customer Services
Fax: (33) 5 61.93.46.10

        Clause 15.    Counterparts.    This Agreement may be executed by the Parties in separate counterparts and any set of counterparts executed and delivered by the Parties shall constitute one and the same agreement and a full original agreement for all purposes.

        Clause 16.    Effective Date.    This Agreement shall enter into effect and be binding upon the Parties from the Delivery Date.

        Clause 17.    Governing Law and Jurisdiction

        17.1 THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NEW YORK, U.S. APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD FOR CONFLICT OF LAW PRINCIPLES (OTHER THAN THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

        17.2 Each of Assignor and Assignee hereby irrevocably (a) consents that any legal action or proceeding against Assignor or Assignee or any of Assignor's or Assignee's assets with respect to this Agreement may be brought in any jurisdiction where Assignor or Assignee or any of their respective assets may be found, or in any court of the State of New York or any Federal court of the United States of America located in New York, New York, located in the Borough of Manhattan, United States, as Assignor or Assignee may elect, and (b) submits to and accepts the jurisdiction of the aforesaid courts.

        17.3 Assignor and Assignee shall, not later than the execution of this Agreement, irrevocably designate, appoint and empower a duly authorized agent for service of process in the State of New York reasonably acceptable to Assignor and Assignee, respectively, in any suit or proceeding with respect to this Agreement. Assignor and Assignee further irrevocably consent to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified airmail, postage prepaid, to Assignor or Assignee, as applicable, at its address set forth herein.

        17.4 Each of the Parties irrevocably and unconditionally waives: (a) any immunity from the jurisdiction of any court mentioned in Clause 16.2 and any immunity from suit, judgement, execution, set-off, attachment, arrest, specific performance, injunction or other judicial order or remedy to which it or any of its assets may be entitled at present or in the future in any jurisdiction in respect of any legal action or proceedings with respect to or in connection with this Agreement; and (b) any objections to such jurisdiction on the ground of venue or forum non conveniens or any similar grounds.

* * *

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

8

[Purchase Agreement Assignment]

        IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in three (3) originals(1) on the day and year first above written.

HAWAIIAN AIRLINES, INC.
Name:
Title:
Signature:
Name:
Title:
Signature:
WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as owner trustee
Name:
Title:
Signature:

(1)
One for each the Assignor, the Assignee and the French bailiff.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

9

[Purchase Agreement Assignment]

SCHEDULE 1-A

FORM OF AIRBUS BILL OF SALE

[to be provided by Airbus]

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 1-A, Page 1

[Purchase Agreement Assignment]

SCHEDULE 1-B

FORM OF FAA BILL OF SALE

[to be provided by Airbus or FAA counsel]

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 1-B, Page 1

[Purchase Agreement Assignment]

SCHEDULE 1-C

FORM OF BFE BILL OF SALE

[to be provided by Assignor]

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 1-C, Page 1

[Purchase Agreement Assignment]

SCHEDULE 2

FORM OF CERTIFICATE OF ACCEPTANCE

[to be provided by Airbus]

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 2, Page 1

[Purchase Agreement Assignment]

SCHEDULE 3

FORM OF CONSENT AND AGREEMENT IN RESPECT OF
AIRBUS A330-200 AIRCRAFT BEARING MANUFACTURER'S SERIAL
NUMBER [    ] (THE "AIRCRAFT")

(The "Consent")

        1.    Notice.    Reference is made to a purchase agreement assignment (Aircraft No. [            ]) made between HAWAIIAN AIRLINES, INC. (the "Assignor") and WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as owner trustee (the "Assignee"), and dated [        ] 201        relating to the Aircraft (the "Purchase Agreement Assignment"). The Assignor hereby notifies Airbus S.A.S that it has assigned certain of its rights under the Purchase Agreement to the Assignee on the terms set out in the Purchase Agreement Assignment.

        2.    Consent.    Airbus acknowledges and consents to the assignment provisions contained in Clause 2.1 of the Purchase Agreement Assignment subject to the terms of this Consent.

        3.    Interpretation.    Capitalised terms used but not defined in this Consent shall have the meaning ascribed to them in the Purchase Agreement Assignment.

        4.    Rights and Obligations of the Parties

          4.1   Nothing herein or in the Purchase Agreement Assignment shall modify in any way the rights of Airbus under the Purchase Agreement or subject Airbus to any obligations, losses, costs, expenses, damages or liabilities to which it would not otherwise be subject nor require Airbus to transfer title to or possession of the Aircraft prior to receipt of payment in full of the Purchase Price of such Aircraft.

          4.2   No novation shall take place by reason of the execution and/or performance of the Purchase Agreement Assignment and this Consent in relation to the obligations contained in the Purchase Agreement and the Assignor shall not be discharged from any of its duties or obligations under the Purchase Agreement save to the extent that such duties or obligations are performed by the Assignee.

          4.3   The Assignee agrees expressly for the benefit of Airbus that to the extent that the Assignee exercises any rights under the Purchase Agreement or makes any claim with respect to the Aircraft or any part thereof, the terms and conditions of the Purchase Agreement shall apply to and be binding upon the Assignee and the Assignee shall be subject to all obligations, restrictions, limitations and conditions of the Purchase Agreement with respect to the exercise of such rights or the making of such claim [**] to the same extent as if the Assignee had been named "Buyer" thereunder and so long as Assignee has been provided with excerpts of the relevant Purchase Agreement provisions setting forth those terms and conditions.

          4.4   Airbus accepts the stipulations in its favour contained in the Purchase Agreement Assignment [**]

          4.5   [**]

        5.    Agency

          5.1   If the Assignor and the Assignee shall at any time be in dispute as to which of them is the beneficiary of any particular assigned right or interest under the Purchase Agreement, Airbus shall be entitled to perform the corresponding obligations exclusively in favour of the Assignor until both the Assignor and the Assignee notify Airbus in writing of their agreement as to which of them is the beneficiary of such right.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 3, Page 1

[Purchase Agreement Assignment]

          5.2   Airbus shall be fully entitled to rely upon anything said or done or omitted by the Assignor as agent pursuant to Clause 5 of the Purchase Agreement Assignment as if such thing had been said or done or omitted by the Assignee itself, and the Assignee shall ratify and confirm any act performed or omission made by the Assignor as its agent.

        6.    Indemnity. [**]

        7.    Notices.    Any notice or other communication given or made under this Consent shall be in writing and, provided it shall be addressed as set out below, shall be deemed to have been duly given:

          (a)   if sent by personal delivery, upon delivery at the address of the relevant Party (provided that if the date of delivery is not a Business Day, notice shall be deemed to have been received on the first following Business Day);

          (b)   if sent by post, then five Business Days after posting;

          (c)   if sent by fax, when dispatched with correct confirmation printout (provided that if the date of receipt is not a Business Day, notice shall be deemed to have been received on the first following Business Day), to the Parties as follows:
in the case of the Assignor to:

Hawaiian Airlines, Inc.
3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
Attention: Executive Vice President and Chief Financial Officer;
and Executive Vice President and General Counsel
Fax: +808-385-3699

in the case of the Assignee to:
Wilmington Trust Company 1100 N. Market Street Wilmington, DE 19890-0001 Attention: Corporate Trust Administrator Fax: 301-636-4140/4141
in the case of Airbus to:
Airbus S.A.S. 1,rond-point Maurice Bellonte 31707 Blagnac Cedex France
Attention: Head of Contracts—Customer Services Fax: (33) 5 61.93.46.10

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 3, Page 2

[Purchase Agreement Assignment]

        8.    Non Disclosure

          8.1   Each of the Assignor and the Assignee undertakes to Airbus that it shall treat the Confidential Information as strictly confidential and shall not disclose it to any person except:

            (a)   as required by any applicable law or governmental regulations provided that the Assignor and/or the Assignee, as the case may be, shall use their reasonable efforts to obtain assurance that such information will be treated confidentially;

            (b)   with the prior written consent of Airbus and the non-disclosing Party;

            (c)   as required in connection with any legal proceedings arising from or in connection with this Agreement and/or this Consent provided that the Assignor and/or the Assignee, as the case may be, shall use their reasonable efforts to obtain assurance that such information will be treated confidentially;

            (d)   to its auditors, accountants and legal advisors provided that such auditors, accountants or legal advisors are under an ethical obligation to, or agree to, treat the Confidential Information as strictly confidential; and

            (e)   to the Owner Participant, the Lenders and/or the Security Trustee (and their respective auditors, accountants and legal advisors) provided that the Assignor and/or the Assignee disclosing the Confidential Information shall cause and ensure that such Owner Participant, Lender and/or Security Trustee (and their respective auditors, accountants and legal advisors) shall treat the Confidential Information as strictly confidential.

          8.2   Each of the Assignor and the Assignee agrees that it shall be responsible for any breach of this confidentiality Clause by any of its representatives, employees, legal advisors, accountants and/or auditors.

        9.    Illegality

          9.1   If at any time any provision of this Consent is or becomes illegal, invalid or unenforceable in any respect neither the legality, validity or enforceability of the remaining provisions shall in any way be affected or impaired.

          9.2   Any provision of this Consent which may prove to be or become illegal, invalid or unenforceable in whole or in part shall so far as reasonably possible be performed according to the spirit and purpose of this Consent.

        10.    Counterparts.    This Consent may be executed by the parties in separate counterparts and any set of counterparts executed and delivered by the parties shall constitute one and the same agreement and a full original agreement for all purposes.

        11.    Governing Law and Jurisdiction.    This Consent shall be governed by and construed in accordance with the laws of the state of New York, United States of America. The courts of the state of New York, United States of America, shall have exclusive jurisdiction over any dispute arising out of this Consent and Agreement.

        12.    Purchase Agreement Consent.    This Consent shall constitute the consent of Airbus required in respect of the Purchase Agreement Assignment pursuant to the Purchase Agreement.

        13.    Effective Date.    This Consent shall enter into effect and be binding upon the Parties from the Delivery Date.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 3, Page 3

[Purchase Agreement Assignment]

        IN WITNESS WHEREOF, the parties hereto have executed this Consent in three (3) originals on the day and year here below written.

[DATE]	HAWAIIAN AIRLINES, INC.
Name:
Title:
Signature:
Name:
Title:
Signature:
AIRBUS S.A.S.
Name:
Title:
Signature:
WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as owner trustee
Name:
Title:
Signature:

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 3, Page 4

[Purchase Agreement Assignment]

SCHEDULE I TO CONSENT AND AGREEMENT

EXTRACT OF AIRFRAME WARRANTIES

[**]

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 1 to SCHEDULE 3, Page 1

QuickLinks

  Exhibit 10.68
PURCHASE AGREEMENT (AIRCRAFT NO. 1)
CONFIDENTIAL TERMS
EXHIBIT A
FORM OF LEASE AGREEMENT
EXHIBIT B
FORM OF PURCHASE AGREEMENT ASSIGNMENT
TABLE OF CONTENTS
OPERATING LEASE AGREEMENT (AIRCRAFT NO. 1)
Schedule 1—Description of Aircraft
Schedule 2—Basic Rent
Schedule 3—Technical Records
Schedule 4—Maintenance Reserves Table
Schedule 5—List of Permitted Sublessees
Schedule 6—Return Conditions [Note: to be intentionally omitted from FAA filing counterpart as containing confidential information]
Schedule 7—Operation and Use
Schedule 8—Maintenance, Alterations, Repairs, Pooling and Inspection.
Schedule 9—Insurance
Schedule 10—Form of Lease Supplement
  Counterpart No.
LEASE SUPPLEMENT NO.
Schedule 11—Form of Monthly Report
Schedule 12—Form of Landing Charges Letter
TABLE OF CONTENTS
SCHEDULE 1-A FORM OF AIRBUS BILL OF SALE [to be provided by Airbus]
SCHEDULE 1-B
SCHEDULE 1-C
SCHEDULE 2
SCHEDULE 3 FORM OF CONSENT AND AGREEMENT IN RESPECT OF AIRBUS A330-200 AIRCRAFT BEARING MANUFACTURER'S SERIAL NUMBER [ ] (THE "AIRCRAFT") (The "Consent")
SCHEDULE I TO CONSENT AND AGREEMENT